                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-05188
                                   ---------------------------------------------

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      4500 MAIN STREET, KANSAS CITY, MISSOURI                     64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:        816-531-5575
                                                   -----------------------------

Date of fiscal year end:         12-31
                         -------------------------------------------------------

Date of reporting period:        12-31-2008
                         -------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

ANNUAL REPORT
DECEMBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY VARIABLE PORTFOLIOS

VP BALANCED FUND

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Market Returns. . . . . . . . . . . . . . . . . . . . . . . . .      2

VP BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

A HISTORIC DECLINE FOR STOCKS

In 2008, the U.S. stock market ended a five-year winning streak in history-making fashion, suffering its worst calendar-year loss since the Great
Depression. One catalyst for this historic decline was the ongoing storm in the credit markets, which intensified throughout the year and created a liquidity crisis that battered the financial sector. The crisis reached a tipping point in September as a number of venerable financial institutions faced bankruptcy, a federal government bailout, or takeover by a competitor.

The credit crunch exacerbated the weakness in the U.S. economy, which officially entered a recession in December 2007. Escalating job losses pushed the unemployment rate up to a 16-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, contributing to a global economic downturn.

The federal government responded decisively with extraordinary levels of fiscal and monetary assistance--including an unprecedented series of interest rate cuts by the Federal Reserve--to stimulate economic activity and prevent a collapse in the financial system. Nonetheless, economic and credit conditions continued to worsen throughout the year, triggering a steep stock market decline and a dramatic increase in day-to-day market volatility. As the accompanying table illustrates, most of the broad equity indices fell by more than 35% in 2008--their worst performance in more than 70 years.

BONDS WERE MIXED BUT GENERALLY POSITIVE

The U.S. bond market also experienced an increase in volatility but posted mostly solid gains overall in 2008. Like the stock market, bonds were buffeted by the credit crisis and economic slowdown, but the impact produced widely divergent returns for the different sectors of the bond market.

Treasury bonds were the best performers, benefiting from a flight to quality as increasingly risk-averse investors fled to the relative safety of government bonds. Growing demand for high-quality bonds also provided a lift to mortgage-backed securities, particularly those issued by government agencies. In contrast, the economic downturn and uncertain credit conditions, along with weaker corporate profits, put downward pressure on corporate bonds.

U.S. Market Returns
For the 12 months ended December 31, 2008

STOCK INDICES
Russell 1000 Index (large-cap)                -37.60%
Russell Midcap Index                          -41.46%
Russell 2000 Index (small-cap)                -33.79%

CITIGROUP BOND INDICES
Broad Investment-Grade (multi-sector)           7.02%
Treasury                                       13.89%
Agency                                         10.25%
Mortgage (mortgage-backed)                      8.49%
Credit (investment-grade corporate)            -2.90%

------
2

PERFORMANCE
VP Balanced

Total Returns as of December 31, 2008
                                          Average Annual Returns
                                                             Since      Inception
                           1 year     5 years   10 years   Inception      Date

CLASS I                    -20.33%     1.09%      1.66%      5.88%       5/1/91

BLENDED INDEX(1)           -21.50%     0.90%      1.78%     7.44%(2)       --

S&P 500 INDEX(3)           -37.00%    -2.19%     -1.38%     7.25%(2)       --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX                  7.02%      5.11%      5.86%     7.02%(2)       --

(1) See Index Definitions page.

(2) Since 4/30/91, the date nearest Class I's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. © 2009 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Balanced

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1998

One-Year Returns Over 10 Years
Periods ended December 31
                 1999     2000      2001       2002     2003     2004    2005    2006     2007     2008

Class I         10.06%   -2.65%    -3.54%     -9.56%   19.46%    9.78%   4.93%   9.62%   4.94%    -20.33%

Blended index   12.00%   -1.01%    -3.68%     -9.88%   18.52%    8.36%   4.06%  11.11%   6.33%    -21.50%

S&P 500 Index   21.04%   -9.10%    -11.89%   -22.10%   28.68%   10.88%   4.91%  15.79%   5.49%    -37.00%

Citigroup US
Broad
Investment-Grade
Bond Index      -0.83%   11.59%     8.52%     10.09%    4.20%    4.48%   2.57%   4.33%   7.22%     7.02%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
VP Balanced

Equity Portfolio Managers: Bill Martin and Tom Vaiana

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, Jeff Houston,
Hando Aguilar, Brian Howell, John Walsh, Dan Shiffman, and Jim Platz

PERFORMANCE SUMMARY

VP Balanced returned -20.33% in 2008, compared with the -21.50% return of its benchmark (a blended index consisting of 60% S&P 500 Index and 40% Citigroup
US Broad Investment-Grade [BIG] Bond Index).

The benchmark's substantial decline in 2008 resulted primarily from a historic plunge in stocks, which was offset in part by solid gains in the bond market.
VP Balanced also posted a negative return but held up better than its benchmark thanks to the outperformance of the portfolio's equity component.
(It's worth noting that the fund's results reflected operating expenses, while the benchmark's return did not.)

STOCK COMPONENT OUTPERFORMED

Facing the worst year for U.S. stocks since the 1930s, VP Balanced's stock portfolio declined sharply but outperformed the S&P 500 in 2008. Virtually all of the outperformance came from favorable stock selection in the financials sector. Eliminating insurance firm American International Group (AIG) from the portfolio early in the year provided the best relative performance contribution in the overall portfolio. AIG plummeted after huge losses forced the company into accepting a bailout from the federal government. Other top contributors in the financials sector included commercial bank Regions
Financial and property and casualty insurer Arch Capital Group.

Stock selection in consumer discretionary and energy sectors also added value during the year. Restaurants and specialty retailers contributed the bulk of the outperformance in the consumer discretionary sector, while an underweight in energy services companies and an overweight in oil and gas producers made the difference in the energy sector. The best contributors included fast-food chain McDonald's, auto parts retailer AutoZone, and energy giant Exxon Mobil.

On the downside, holdings in the utilities and industrials sectors had the biggest negative impact on relative performance. Texas-based

VP Balanced's Top Ten Stock Holdings as of December 31, 2008
                                             % of equity      % of S&P 500
                                              portfolio           Index

Exxon Mobil Corp.                                6.0%             5.2%
Johnson & Johnson                                3.1%             2.1%
Procter & Gamble Co. (The)                       3.0%             2.4%
Microsoft Corp.                                  2.7%             1.9%
Chevron Corp.                                    2.1%             1.9%
Pfizer, Inc.                                     2.1%             1.5%
AT&T, Inc.                                       2.0%             2.1%
ConocoPhillips                                   1.9%             1.0%
Wells Fargo & Co.                                1.8%             1.4%
Wal-Mart Stores, Inc.                            1.8%             1.6%

VP Balanced's Top Five Stock Industries as of December 31, 2008
                                             % of equity      % of S&P 500
                                              portfolio           Index

Oil, Gas & Consumable Fuels                     14.1%             11.8%
Pharmaceuticals                                  8.5%             8.0%
IT Services                                      4.1%             2.4%
Insurance                                        3.7%             2.7%
Household Products                               3.6%             3.2%

------
5

VP Balanced

independent power producer Reliant Energy, a portfolio overweight, declined sharply amid shrinking profit margins and higher financing costs. In the industrials sector, the biggest detractor was construction equipment maker
Caterpillar, which fell as the economic downturn led to a drop in construction projects.

FIXED-INCOME DETRACTED

The portfolio's bond component advanced in 2008 but trailed the performance of the Citigroup BIG Index. For much of the year, the bond portion was well positioned for the credit crisis and economic downturn, with an overweight position in Treasury bonds and an underweight position in corporate bonds.
Diversification into high-quality municipal bonds and Treasury inflation-protected securities (TIPS) also added value, as did our avoidance of the biggest debacles in the financial sector.

However, the bond component gave back all of its earlier outperformance, and then some, in the final quarter of the year. This was due in part to the elimination of our overweight in Treasury securities, which enjoyed a huge rally in the last few months of 2008 as the economic climate worsened and fears of deflation arose. More importantly, the Treasury rally came at the expense of other segments of the bond market in which we held overweight positions, including municipal bonds, TIPS, and commercial mortgage-backed securities.

Nonetheless, we believe that the recent underperformance of non-Treasury sectors will be short-lived and provides a compelling buying opportunity. We have also been adding selectively to our corporate bond holdings, taking advantage of attractive values in the corporate sector.

OUTLOOK

The current crisis--driven by frozen credit markets, a loss of confidence in the financial sector, and a deep consumer-led recession--is likely to remain in place as we move through the first half of 2009. An economic recovery cannot gain traction until the necessary deleveraging by households and financial institutions nears completion, and we are still in the early innings of that process.

As market conditions remain tumultuous, we will continue to pursue our disciplined investment approach for both portions of the portfolio, which has served our shareholders well over the long term.

Key Fixed-Income Portfolio Statistics
                                                As of             As of
                                               12/31/08          6/30/08

Weighted Average Life                         5.3 years         7.7 years
Average Duration (modified)                   4.0 years         5.8 years

Types of Investments in Portfolio
                                                                % of net
                                           % of net assets    assets as of
                                            as of 12/31/08       6/30/08

Common Stocks                                   61.4%             55.5%
Mortgage- & Asset-Backed Securities             20.4%             25.5%
Corporate Bonds                                 10.7%             10.4%
Municipal Securities                             2.7%             2.3%
U.S. Treasury Securities                         1.6%             7.6%
Other Securities                                 0.7%             0.1%
Cash and Equivalents(1)                          2.5%            (1.4)%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                  Beginning     Ending
                   Account      Account    Expenses Paid During
                    Value        Value       Period* 7/1/08 -        Annualized
                   7/1/08      12/31/08          12/31/08          Expense Ratio*

Actual             $1,000       $838.10            $4.16               0.90%

Hypothetical       $1,000      $1,020.61           $4.57               0.90%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multipled by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Balanced

DECEMBER 31, 2008

Shares/Principal Amount                                                      Value

Common Stocks -- 61.4%

AEROSPACE & DEFENSE -- 1.7%
      13,917  General Dynamics Corp.                                     $ 801,480
      14,106  Goodrich Corp.                                               522,204
       1,210  L-3 Communications Holdings, Inc.                             89,274
      10,768  Northrop Grumman Corp.                                       484,991
       4,051  Raytheon Co.                                                 206,763
                                                                    --------------
                                                                         2,104,712
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.6%
       1,577  C.H. Robinson Worldwide, Inc.                                 86,782
       2,873  FedEx Corp.                                                  184,303
       9,102  United Parcel Service, Inc., Class B                         502,067
                                                                    --------------
                                                                           773,152
                                                                    --------------
AIRLINES -- 0.1%
       7,085  Southwest Airlines Co.                                        61,073
                                                                    --------------
AUTO COMPONENTS -- 0.2%
       3,223  Autoliv, Inc.                                                 69,165
       5,261  Magna International, Inc., Class A                           157,462
      16,481  TRW Automotive Holdings Corp.(1)                              59,332
                                                                    --------------
                                                                           285,959
                                                                    --------------
BEVERAGES -- 1.0%
      16,446  Coca-Cola Co. (The)                                          744,511
      15,373  Dr. Pepper Snapple Group, Inc.(1)                            249,811
       3,557  PepsiCo, Inc.                                                194,817
                                                                    --------------
                                                                         1,189,139
                                                                    --------------
BIOTECHNOLOGY -- 1.6%
      20,059  Amgen, Inc.(1)                                             1,158,407
       3,669  Celgene Corp.(1)                                             202,822
       1,020  Cephalon, Inc.(1)                                             78,581
       8,613  Gilead Sciences, Inc.(1)                                     440,469
                                                                    --------------
                                                                         1,880,279
                                                                    --------------
CAPITAL MARKETS -- 2.1%
      16,601  Bank of New York Mellon Corp. (The)                          470,306
         618  BlackRock, Inc.                                               82,905
      31,529  Blackstone Group LP (The)                                    205,884
       6,157  Federated Investors, Inc., Class B                           104,423
       5,041  Goldman Sachs Group, Inc. (The)                              425,410
       6,491  Janus Capital Group, Inc.                                     52,123

Shares/Principal Amount                                                      Value

       1,522  Knight Capital Group, Inc., Class A(1)                       $24,580
      28,811  Merrill Lynch & Co., Inc.                                    335,360
       8,267  Morgan Stanley                                               132,603
       6,290  Northern Trust Corp.                                         327,960
      16,268  Raymond James Financial, Inc.                                278,671
       1,888  T. Rowe Price Group, Inc.                                     66,911
                                                                    --------------
                                                                         2,507,136
                                                                    --------------
CHEMICALS -- 0.8%
       9,994  Ashland, Inc.                                                105,037
       2,586  CF Industries Holdings, Inc.                                 127,128
       5,034  FMC Corp.                                                    225,171
       2,672  Monsanto Co.                                                 187,975
      16,665  Terra Industries, Inc.                                       277,805
                                                                    --------------
                                                                           923,116
                                                                    --------------
COMMERCIAL BANKS -- 1.5%
       2,681  Bank of Montreal                                              68,875
         524  Royal Bank of Canada                                          15,542
       7,074  Toronto-Dominion Bank                                        253,744
       8,642  Valley National Bancorp.                                     175,000
      45,485  Wells Fargo & Co.                                          1,340,898
                                                                    --------------
                                                                         1,854,059
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
      20,802  Pitney Bowes, Inc.                                           530,035
       4,833  Waste Management, Inc.                                       160,166
                                                                    --------------
                                                                           690,201
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 0.9%
      47,087  Cisco Systems, Inc.(1)                                       767,518
       2,954  F5 Networks, Inc.(1)                                          67,528
      51,069  Motorola, Inc.                                               226,236
                                                                    --------------
                                                                         1,061,282
                                                                    --------------
COMPUTERS & PERIPHERALS -- 2.0%
       8,379  Apple, Inc.(1)                                               715,148
      30,109  EMC Corp.(1)                                                 315,241
      16,355  Hewlett-Packard Co.                                          593,523
      23,166  Lexmark International, Inc., Class A(1)                      623,165
       3,326  NCR Corp.(1)                                                  47,030
       7,154  QLogic Corp.(1)                                               96,150
                                                                    --------------
                                                                         2,390,257
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 0.9%
      12,468  EMCOR Group, Inc.(1)                                         279,657
      12,304  Fluor Corp.                                                  552,081
      13,056  Shaw Group, Inc. (The)(1)                                    267,256
                                                                    --------------
                                                                         1,098,994
                                                                    --------------

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8

VP Balanced

Shares/Principal Amount                                                      Value

CONSUMER FINANCE -- 0.3%
       7,032  Capital One Financial Corp.                                $ 224,250
      11,796  Discover Financial Services                                  112,416
                                                                    --------------
                                                                           336,666
                                                                    --------------
CONTAINERS & PACKAGING -- 0.1%
       3,415  Rock-Tenn Co., Class A                                       116,725
       1,531  Sonoco Products Co.                                           35,458
                                                                    --------------
                                                                           152,183
                                                                    --------------
DIVERSIFIED -- 0.3%
      12,259  PowerShares QQQ                                              364,583
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 0.4%
       1,046  Apollo Group, Inc., Class A(1)                                80,145
      19,706  H&R Block, Inc.                                              447,720
                                                                    --------------
                                                                           527,865
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.6%
      34,038  Bank of America Corp.                                        479,255
      43,086  Citigroup, Inc.                                              289,107
      37,691  JPMorgan Chase & Co.                                       1,188,397
                                                                    --------------
                                                                         1,956,759
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
      52,714  AT&T, Inc.                                                 1,502,349
       1,105  CenturyTel, Inc.                                              30,200
       1,491  Embarq Corp.                                                  53,616
      20,003  Verizon Communications, Inc.                                 678,102
       1,213  Windstream Corp.                                              11,159
                                                                    --------------
                                                                         2,275,426
                                                                    --------------
ELECTRIC UTILITIES -- 1.1%
       9,457  Entergy Corp.                                                786,160
       6,959  FPL Group, Inc.                                              350,247
      13,329  Pepco Holdings, Inc.                                         236,723
                                                                    --------------
                                                                         1,373,130
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
      82,549  Celestica, Inc.(1)                                           380,551
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 0.6%
       7,809  National Oilwell Varco, Inc.(1)                              190,852
       3,003  Oil States International, Inc.(1)                             56,126
       4,104  Patterson-UTI Energy, Inc.                                    47,237
       9,889  Schlumberger Ltd.                                            418,601
                                                                    --------------
                                                                           712,816
                                                                    --------------
FOOD & STAPLES RETAILING -- 1.9%
       3,082  Kroger Co. (The)                                              81,395
      18,827  Safeway, Inc.                                                447,518
      18,185  SYSCO Corp.                                                  417,164
      23,664  Wal-Mart Stores, Inc.                                      1,326,604
                                                                    --------------
                                                                         2,272,681
                                                                    --------------

Shares/Principal Amount                                                      Value

FOOD PRODUCTS -- 1.5%
       8,193  Archer-Daniels-Midland Co.                                 $ 236,204
      10,261  General Mills, Inc.                                          623,356
       5,284  Hershey Co. (The)                                            183,566
       9,156  J.M. Smucker Co. (The)                                       397,004
      13,144  Kraft Foods, Inc., Class A                                   352,917
                                                                    --------------
                                                                         1,793,047
                                                                    --------------
GAS UTILITIES -- 0.2%
       6,798  Piedmont Natural Gas Co., Inc.                               215,293
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.5%
       2,327  Becton, Dickinson & Co.                                      159,143
       1,864  C.R. Bard, Inc.                                              157,061
         306  St. Jude Medical, Inc.(1)                                     10,086
       8,019  STERIS Corp.                                                 191,574
       1,895  Varian Medical Systems, Inc.(1)                               66,401
                                                                    --------------
                                                                           584,265
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.6%
       9,945  CIGNA Corp.                                                  167,573
      12,591  Express Scripts, Inc.(1)                                     692,253
      22,011  Omnicare, Inc.                                               611,026
       3,717  Owens & Minor, Inc.                                          139,945
       7,833  WellPoint, Inc.(1)                                           330,004
                                                                    --------------
                                                                         1,940,801
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.6%
      10,406  McDonald's Corp.                                             647,149
       5,779  Starwood Hotels & Resorts Worldwide, Inc.                    103,444
                                                                    --------------
                                                                           750,593
                                                                    --------------
HOUSEHOLD DURABLES -- 0.4%
         959  NVR, Inc.(1)                                                 437,544
                                                                    --------------
HOUSEHOLD PRODUCTS -- 2.2%
       1,955  Church & Dwight Co., Inc.                                    109,715
       3,345  Clorox Co.                                                   185,848
       2,050  Colgate-Palmolive Co.                                        140,507
      36,523  Procter & Gamble Co. (The)                                 2,257,852
                                                                    --------------
                                                                         2,693,922
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.9%
      16,908  Mirant Corp.(1)                                              319,054
      22,877  NRG Energy, Inc.(1)                                          533,720
      41,361  Reliant Energy, Inc.(1)                                      239,067
                                                                    --------------
                                                                         1,091,841
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 1.3%
       5,621  3M Co.                                                       323,432
      76,296  General Electric Co.                                       1,235,995
                                                                    --------------
                                                                         1,559,427
                                                                    --------------

------
9

VP Balanced

Shares/Principal Amount                                                      Value

INSURANCE -- 2.3%
       4,919  ACE Ltd.                                                   $ 260,313
         453  Allied World Assurance Co. Holdings Ltd.                      18,392
       6,602  American Financial Group, Inc.                               151,054
       1,658  Arch Capital Group Ltd.(1)                                   116,226
       7,826  Aspen Insurance Holdings Ltd.                                189,780
           4  Berkshire Hathaway, Inc., Class A(1)                         386,400
       7,201  Chubb Corp.                                                  367,251
       4,568  Endurance Specialty Holdings Ltd.                            139,461
       8,027  MetLife, Inc.                                                279,821
       2,383  Odyssey Re Holdings Corp.                                    123,463
       8,185  Prudential Financial, Inc.                                   247,678
       2,155  Sun Life Financial, Inc.                                      49,867
       9,228  Travelers Cos., Inc. (The)                                   417,106
         689  WR Berkley Corp.                                              21,359
                                                                    --------------
                                                                         2,768,171
                                                                    --------------
INTERNET & CATALOG RETAIL(2)
         301  Amazon.com, Inc.(1)                                           15,435
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.6%
       2,255  Google, Inc., Class A(1)                                     693,751
       2,944  IAC/InterActiveCorp(1)                                        46,309
                                                                    --------------
                                                                           740,060
                                                                    --------------
IT SERVICES -- 2.5%
      24,934  Accenture Ltd., Class A                                      817,586
       3,964  Affiliated Computer Services, Inc., Class A(1)               182,146
      10,506  Alliance Data Systems Corp.(1)                               488,844
       6,921  Broadridge Financial Solutions, Inc.                          86,789
      13,704  International Business Machines Corp.                      1,153,329
       7,722  SAIC, Inc.(1)                                                150,425
       3,423  Visa, Inc., Class A                                          179,536
                                                                    --------------
                                                                         3,058,655
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
       1,810  Hasbro, Inc.                                                  52,798
       8,054  Polaris Industries, Inc.                                     230,747
                                                                    --------------
                                                                           283,545
                                                                    --------------
MACHINERY -- 0.6%
      22,054  AGCO Corp.(1)                                                520,254
       1,906  Dover Corp.                                                   62,746
       2,309  Flowserve Corp.                                              118,913
                                                                    --------------
                                                                           701,913
                                                                    --------------

Shares/Principal Amount                                                      Value

MEDIA -- 1.4%
      54,706  Comcast Corp., Class A                                     $ 923,437
      17,374  DISH Network Corp., Class A(1)                               192,678
      33,708  Gannett Co., Inc.                                            269,664
      33,976  Time Warner, Inc.                                            341,798
                                                                    --------------
                                                                         1,727,577
                                                                    --------------
METALS & MINING -- 0.1%
       1,386  Compass Minerals International, Inc.                          81,303
       1,932  United States Steel Corp.                                     71,870
                                                                    --------------
                                                                           153,173
                                                                    --------------
MULTILINE RETAIL -- 0.7%
       3,941  Big Lots, Inc.(1)                                             57,105
       7,200  Dollar Tree, Inc.(1)                                         300,960
      17,924  Family Dollar Stores, Inc.                                   467,279
                                                                    --------------
                                                                           825,344
                                                                    --------------
MULTI-INDUSTRY -- 0.6%
      29,063  Financial Select Sector SPDR Fund                            366,775
      10,746  SPDR KBW Regional Banking ETF                                313,353
                                                                    --------------
                                                                           680,128
                                                                    --------------
MULTI-UTILITIES -- 0.6%
      38,219  CenterPoint Energy, Inc.                                     482,324
       1,385  NSTAR                                                         50,539
       4,844  Public Service Enterprise Group, Inc.                        141,299
                                                                    --------------
                                                                           674,162
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 8.7%
       4,097  Anadarko Petroleum Corp.                                     157,939
       4,192  Apache Corp.                                                 312,430
      21,011  Chevron Corp.                                              1,554,184
      27,130  ConocoPhillips                                             1,405,334
       4,302  Devon Energy Corp.                                           282,684
      56,117  Exxon Mobil Corp.                                          4,479,820
       7,931  Frontline Ltd.                                               234,837
      11,145  McMoRan Exploration Co.(1)                                   109,221
         299  Murphy Oil Corp.                                              13,261
       8,382  Occidental Petroleum Corp.                                   502,836
      11,284  Stone Energy Corp.(1)                                        124,350
       9,374  Sunoco, Inc.                                                 407,394
      33,102  Valero Energy Corp.                                          716,327
      13,423  W&T Offshore, Inc.                                           192,217
                                                                    --------------
                                                                        10,492,834
                                                                    --------------

------
10

VP Balanced

Shares/Principal Amount                                                      Value

PHARMACEUTICALS -- 5.2%
       1,203  Abbott Laboratories                                          $64,204
      18,718  Eli Lilly & Co.                                              753,774
       7,951  Forest Laboratories, Inc.(1)                                 202,512
      38,025  Johnson & Johnson                                          2,275,036
      31,283  King Pharmaceuticals, Inc.(1)                                332,226
      19,903  Merck & Co., Inc.                                            605,051
      87,652  Pfizer, Inc.                                               1,552,317
      20,138  Schering-Plough Corp.                                        342,950
       6,302  Watson Pharmaceuticals, Inc.(1)                              167,444
                                                                    --------------
                                                                         6,295,514
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
       4,678  Host Hotels & Resorts, Inc.                                   35,412
       2,937  Simon Property Group, Inc.                                   156,043
                                                                    --------------
                                                                           191,455
                                                                    --------------
ROAD & RAIL -- 0.6%
       2,773  Burlington Northern Santa Fe Corp.                           209,944
       3,704  CSX Corp.                                                    120,269
       3,589  Norfolk Southern Corp.                                       168,862
       5,015  Union Pacific Corp.                                          239,717
                                                                    --------------
                                                                           738,792
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
      65,366  Amkor Technology, Inc.(1)                                    142,498
       2,834  Analog Devices, Inc.                                          53,903
      12,678  Applied Materials, Inc.                                      128,428
      24,643  Intel Corp.                                                  361,266
       2,055  Linear Technology Corp.                                       45,457
      84,801  LSI Corp.(1)                                                 278,995
       2,114  National Semiconductor Corp.                                  21,288
      12,636  Texas Instruments, Inc.                                      196,111
                                                                    --------------
                                                                         1,227,946
                                                                    --------------
SOFTWARE -- 2.2%
     101,587  Microsoft Corp.                                            1,974,851
      17,611  Oracle Corp.(1)                                              312,243
       9,247  Sybase, Inc.(1)                                              229,048
       7,034  Synopsys, Inc.(1)                                            130,270
                                                                    --------------
                                                                         2,646,412
                                                                    --------------
SPECIALTY RETAIL -- 1.3%
       1,053  AutoZone, Inc.(1)                                            146,862
      44,711  Gap, Inc. (The)                                              598,680
       7,403  Home Depot, Inc. (The)                                       170,417
       7,709  RadioShack Corp.                                              92,045
       9,565  Sherwin-Williams Co. (The)                                   571,509
                                                                    --------------
                                                                         1,579,513
                                                                    --------------

Shares/Principal Amount                                                      Value

TOBACCO -- 0.9%
      19,627  Altria Group, Inc.                                         $ 295,582
      19,072  Philip Morris International, Inc.                            829,823
                                                                    --------------
                                                                         1,125,405
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $84,096,607)                                                      74,164,786
                                                                    --------------

U.S. Government Agency Mortgage-Backed Securities(3) -- 12.6%

FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 10.8%
    $ 48,381  FHLMC, 7.00%, 11/1/13(4)                                      50,457
      75,865  FHLMC, 6.50%, 6/1/16(4)                                       78,833
      92,009  FHLMC, 6.50%, 6/1/16(4)                                       95,570
     681,547  FHLMC, 4.50%, 1/1/19(4)                                      701,446
      23,558  FHLMC, 6.50%, 1/1/28(4)                                       24,703
      16,538  FHLMC, 6.50%, 6/1/29(4)                                       17,311
      19,863  FHLMC, 8.00%, 7/1/30(4)                                       21,076
     643,154  FHLMC, 5.50%, 12/1/33(4)                                     660,065
     380,601  FHLMC, 5.50%, 1/1/38(4)                                      390,072
     362,554  FHLMC, 6.00%, 8/1/38(4)                                      373,899
      62,614  FHLMC, 6.50%, 7/1/47(4)                                       63,889
       5,270  FNMA, 6.50%, 11/1/11(4)                                        5,509
       5,129  FNMA, 6.00%, 4/1/13(4)                                         5,348
      10,318  FNMA, 6.00%, 4/1/13(4)                                        10,757
       1,905  FNMA, 6.00%, 5/1/13(4)                                         1,986
       1,378  FNMA, 6.50%, 6/1/13(4)                                         1,433
      22,593  FNMA, 6.50%, 6/1/13(4)                                        23,492
       5,988  FNMA, 6.00%, 7/1/13(4)                                         6,244
      70,206  FNMA, 6.00%, 1/1/14(4)                                        73,200
     352,025  FNMA, 4.50%, 5/1/19(4)                                       361,313
     362,037  FNMA, 4.50%, 5/1/19(4)                                       371,589
       6,908  FNMA, 6.50%, 1/1/28(4)                                         7,235
      24,836  FNMA, 7.00%, 1/1/28(4)                                        26,310
      46,436  FNMA, 6.50%, 1/1/29(4)                                        48,606
      61,025  FNMA, 7.50%, 7/1/29(4)                                        64,655
      17,735  FNMA, 7.50%, 9/1/30(4)                                        18,794
      57,395  FNMA, 6.50%, 1/1/32(4)                                        60,077
     477,446  FNMA, 5.50%, 6/1/33(4)                                       490,670
     371,334  FNMA, 5.50%, 8/1/33(4)                                       381,619
   1,641,393  FNMA, 5.00%, 11/1/33(4)                                    1,680,446
     676,895  FNMA, 5.50%, 1/1/34(4)                                       696,272
   1,275,833  FNMA, 4.50%, 9/1/35(4)                                     1,295,804
   1,670,832  FNMA, 5.00%, 2/1/36(4)                                     1,708,496
     533,919  FNMA, 5.50%, 2/1/37(4)                                       548,041
     949,347  FNMA, 6.50%, 8/1/37(4)                                       972,511

------
11

VP Balanced

Shares/Principal Amount                                                      Value

    $ 40,415  FNMA, 6.50%, 6/1/47(4)                                       $41,238
      97,871  FNMA, 6.50%, 8/1/47(4)                                        99,864
     131,457  FNMA, 6.50%, 8/1/47(4)                                       134,134
      16,470  FNMA, 6.50%, 9/1/47(4)                                        16,806
     114,573  FNMA, 6.50%, 9/1/47(4)                                       116,906
     161,553  FNMA, 6.50%, 9/1/47(4)                                       164,842
     362,349  FNMA, 6.50%, 9/1/47(4)                                       369,727
      50,993  GNMA, 7.00%, 4/20/26(4)                                       53,781
      29,423  GNMA, 7.50%, 8/15/26(4)                                       31,205
      11,298  GNMA, 7.00%, 2/15/28(4)                                       11,966
      19,569  GNMA, 7.50%, 2/15/28(4)                                       20,743
       3,265  GNMA, 6.50%, 5/15/28(4)                                        3,433
       3,953  GNMA, 6.50%, 5/15/28(4)                                        4,156
      15,590  GNMA, 7.00%, 12/15/28(4)                                      16,511
       5,860  GNMA, 8.00%, 12/15/29(4)                                       6,254
      98,899  GNMA, 7.00%, 5/15/31(4)                                      104,670
     464,888  GNMA, 5.50%, 11/15/32(4)                                     480,830
                                                                    --------------
                                                                        13,014,794
                                                                    --------------
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES -- 1.8%
     814,324  FHLMC, VRN, 5.99%, 11/1/11(4)                                837,245
     381,342  FNMA, VRN, 6.49%, 1/1/10(4)                                  388,709
     306,873  FNMA, VRN, 6.45%, 6/1/11(4)                                  314,524
     260,547  FNMA, VRN, 6.42%, 7/1/11(4)                                  266,257
     355,245  FNMA, VRN, 5.95%, 5/1/12(4)                                  365,337
                                                                    --------------
                                                                         2,172,072
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $14,659,609)                                                      15,186,866
                                                                    --------------

Corporate Bonds -- 10.7%

AEROSPACE & DEFENSE -- 0.3%
      57,000  Honeywell International, Inc., 5.30%, 3/15/17(4)              58,153
      70,000  Honeywell International, Inc., 5.30%, 3/1/18(4)               71,548
     112,000  Lockheed Martin Corp., 6.15%, 9/1/36(4)                      121,853
     134,000  United Technologies Corp., 6.05%, 6/1/36(4)                  141,433
                                                                    --------------
                                                                           392,987
                                                                    --------------
AUTOMOBILES -- 0.1%
      70,000  Daimler Finance N.A. LLC, 5.875%, 3/15/11(4)                  61,070
     100,000  Daimler Finance N.A. LLC, 6.50%, 11/15/13(4)                  78,077
                                                                    --------------
                                                                           139,147
                                                                    --------------
BEVERAGES -- 0.4%
     170,000  Coca-Cola Co. (The), 5.35%, 11/15/17(4)                      183,740

Shares/Principal Amount                                                      Value

   $ 130,000  Diageo Capital plc, 5.75%, 10/23/17(4)                      $126,002
     190,000  SABMiller plc, 6.20%, 7/1/11(4)(5)                           188,301
                                                                    --------------
                                                                           498,043
                                                                    --------------
CAPITAL MARKETS -- 0.3%
     160,000  Credit Suisse (New York), 5.00%, 5/15/13(4)                  154,137
     180,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(4)                  175,067
     100,000  Morgan Stanley, 6.625%, 4/1/18(4)                             87,874
                                                                    --------------
                                                                           417,078
                                                                    --------------
CHEMICALS -- 0.1%
     100,000  Air Products & Chemicals, Inc., 4.15%, 2/1/13(4)              96,101
      70,000  Rohm & Haas Co., 5.60%, 3/15/13(4)                            67,651
                                                                    --------------
                                                                           163,752
                                                                    --------------
COMMERCIAL BANKS -- 0.5%
      80,000  PNC Bank N.A., 6.00%, 12/7/17(4)                              79,641
      97,000  PNC Funding Corp., 5.125%, 12/14/10(4)                        97,793
     110,000  Wachovia Bank N.A., 4.80%, 11/1/14(4)                        102,580
     172,000  Wachovia Bank N.A., 4.875%, 2/1/15(4)                        164,886
     152,000  Wells Fargo & Co., 4.625%, 8/9/10(4)                         152,757
                                                                    --------------
                                                                           597,657
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES(2)
      70,000  Pitney Bowes, Inc., 5.75%, 9/15/17(4)                         68,152
                                                                    --------------
COMPUTERS & PERIPHERALS(2)
      30,000  Hewlett-Packard Co., 6.125%, 3/1/14(4)                        31,925
                                                                    --------------
CONSUMER FINANCE -- 0.5%
      70,000  American Express Centurion Bank, 4.375%, 7/30/09(4)           68,921
     100,000  General Electric Capital Corp., 6.125%, 2/21/11(4)           103,551
      60,000  General Electric Capital Corp., 4.80%, 5/1/13(4)              59,091
     140,000  General Electric Capital Corp., 5.625%, 9/15/17(4)           141,072
      60,000  John Deere Capital Corp., 4.50%, 4/3/13(4)                    57,490
     157,000  John Deere Capital Corp., 5.50%, 4/13/17(4)                  150,035
                                                                    --------------
                                                                           580,160
                                                                    --------------

------
12

VP Balanced

Shares/Principal Amount                                                      Value

DIVERSIFIED FINANCIAL SERVICES -- 0.7%
   $ 170,000  Bank of America Corp., 4.375%, 12/1/10(4)                  $ 170,430
     124,000  Bank of America N.A., 5.30%, 3/15/17(4)                      117,933
     110,000  Bank of America N.A., 6.00%, 10/15/36(4)                     117,202
     100,000  Citigroup, Inc., 5.50%, 4/11/13(4)                            97,460
      90,000  Citigroup, Inc., 5.00%, 9/15/14(4)                            79,257
      90,000  Citigroup, Inc., 6.125%, 5/15/18(4)                           91,162
     130,000  Pricoa Global Funding I, 5.40%, 10/18/12(4)(5)               120,301
                                                                    --------------
                                                                           793,745
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
     110,000  AT&T, Inc., 6.80%, 5/15/36(4)                                124,788
      30,000  AT&T, Inc., 6.40%, 5/15/38(4)                                 32,246
      24,000  BellSouth Corp., 6.875%, 10/15/31(4)                          25,024
      65,000  Embarq Corp., 7.08%, 6/1/16(4)                                50,117
      30,000  Qwest Corp., 7.875%, 9/1/11(4)                                27,750
      60,000  Qwest Corp., 7.50%, 10/1/14(4)                                50,100
     150,000  Telecom Italia Capital SA, 4.00%, 1/15/10(4)                 138,033
      80,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(4)                   87,600
      90,000  Verizon Communications, Inc., 5.55%, 2/15/16(4)               88,059
      70,000  Verizon Communications, Inc., 5.50%, 2/15/18(4)               67,447
      64,000  Verizon Communications, Inc., 6.25%, 4/1/37(4)                66,496
     100,000  Verizon Communications, Inc., 6.40%, 2/15/38(4)              106,732
                                                                    --------------
                                                                           864,392
                                                                    --------------
ELECTRIC UTILITIES -- 0.5%
     147,000  Carolina Power & Light Co., 5.15%, 4/1/15(4)                 147,571
     118,000  Cleveland Electric Illuminating Co. (The), 5.70%,
              4/1/17(4)                                                     95,817
      79,000  Florida Power Corp., 4.50%, 6/1/10(4)                         78,269
      70,000  Florida Power Corp., 6.35%, 9/15/37(4)                        77,855
     102,000  Southern California Edison Co., 5.625%, 2/1/36(4)            108,842
      60,000  Toledo Edison Co., 6.15%, 5/15/37(4)                          48,395
                                                                    --------------
                                                                           556,749
                                                                    --------------

Shares/Principal Amount                                                      Value

ELECTRICAL EQUIPMENT -- 0.1%
   $ 100,000  Rockwell Automation, Inc., 6.25%, 12/1/37(4)               $ 107,667
                                                                    --------------
FOOD & STAPLES RETAILING -- 0.4%
     130,000  SYSCO Corp., 4.20%, 2/12/13(4)                               129,632
      60,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13(4)                      61,817
     138,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(4)                     145,904
      80,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(4)                      95,322
      60,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38(4)                      68,916
                                                                    --------------
                                                                           501,591
                                                                    --------------
FOOD PRODUCTS -- 0.4%
     100,000  Cargill, Inc., 5.20%, 1/22/13(4)(5)                           91,691
     170,000  General Mills, Inc., 5.65%, 9/10/12(4)                       173,668
      70,000  Kellogg Co., 6.60%, 4/1/11(4)                                 73,300
     100,000  Kellogg Co., 5.125%, 12/3/12(4)                              100,054
     100,000  Kraft Foods, Inc., 6.00%, 2/11/13(4)                         101,714
                                                                    --------------
                                                                           540,427
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
     220,000  Baxter Finco BV, 4.75%, 10/15/10(4)                          219,470
     150,000  Baxter International, Inc., 5.90%, 9/1/16(4)                 162,487
      70,000  Baxter International, Inc., 6.25%, 12/1/37(4)                 80,867
                                                                    --------------
                                                                           462,824
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.3%
     170,000  McDonald's Corp., 5.35%, 3/1/18(4)                           176,913
      70,000  McDonald's Corp., 6.30%, 10/15/37(4)                          77,117
      50,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(4)               28,750
      70,000  Yum! Brands, Inc., 6.875%, 11/15/37(4)                        55,622
                                                                    --------------
                                                                           338,402
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.1%
      70,000  Kimberly-Clark Corp., 6.125%, 8/1/17(4)                       74,703
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 0.4%
     357,000  General Electric Co., 5.00%, 2/1/13(4)                       361,361
      70,000  General Electric Co., 5.25%, 12/6/17(4)                       69,909
                                                                    --------------
                                                                           431,270
                                                                    --------------

------
13

VP Balanced

Shares/Principal Amount                                                      Value

INSURANCE -- 0.5%
   $ 125,000  Hartford Financial Services Group, Inc. (The),
              5.375%, 3/15/17(4)                                           $91,198
      70,000  Hartford Financial Services Group, Inc. (The),
              6.30%, 3/15/18(4)                                             53,165
     140,000  Lincoln National Corp., 6.30%, 10/9/37(4)                     85,234
     150,000  MetLife Global Funding I, 5.125%, 4/10/13(4)(5)              139,894
     160,000  New York Life Global Funding, 4.65%, 5/9/13(4)(5)            154,759
      80,000  Prudential Financial, Inc., 5.40%, 6/13/35(4)                 47,903
                                                                    --------------
                                                                           572,153
                                                                    --------------
MACHINERY(2)
      70,000  Caterpillar Financial Services Corp., 4.85%,
              12/7/12(4)                                                    66,473
                                                                    --------------
MEDIA -- 0.8%
     144,000  Comcast Corp., 5.90%, 3/15/16(4)                             137,691
      60,000  Comcast Corp., 5.70%, 5/15/18(4)                              56,368
      60,000  Comcast Corp., 6.40%, 5/15/38(4)                              60,057
     100,000  Pearson Dollar Finance Two plc, 6.25%, 5/6/18(4)(5)           84,402
     190,000  Rogers Cable, Inc., 6.25%, 6/15/13(4)                        182,037
     190,000  Time Warner Cable, Inc., 5.40%, 7/2/12(4)                    177,549
     160,000  Time Warner Cable, Inc., 6.75%, 7/1/18(4)                    154,313
      50,000  Time Warner, Inc., 5.50%, 11/15/11(4)                         47,011
      24,000  Time Warner, Inc., 7.625%, 4/15/31(4)                         23,650
                                                                    --------------
                                                                           923,078
                                                                    --------------
METALS & MINING -- 0.1%
     130,000  Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(4)               103,644
      58,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16(4)(5)            36,665
                                                                    --------------
                                                                           140,309
                                                                    --------------
MULTI-UTILITIES -- 0.5%
      70,000  CenterPoint Energy Resources Corp., 6.125%,
              11/1/17(4)                                                    58,952
     100,000  CenterPoint Energy Resources Corp., 6.25%,
              2/1/37(4)                                                     70,780
      76,000  Dominion Resources, Inc., 4.75%, 12/15/10(4)                  75,182

Shares/Principal Amount                                                      Value

   $ 140,000  NSTAR Electric Co., 5.625%, 11/15/17(4)                    $ 137,598
     120,000  Pacific Gas & Electric Co., 4.20%, 3/1/11(4)                 118,605
      48,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(4)                  49,961
      60,000  Pacific Gas & Electric Co., 6.35%, 2/15/38(4)                 65,851
                                                                    --------------
                                                                           576,929
                                                                    --------------
MULTILINE RETAIL -- 0.2%
      70,000  Kohl's Corp., 6.875%, 12/15/37(4)                             49,885
      52,000  Macy's Retail Holdings, Inc., 5.35%, 3/15/12(4)               38,651
     180,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(4)             126,781
                                                                    --------------
                                                                           215,317
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 0.9%
      70,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(4)            61,146
      70,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(4)             58,307
     130,000  Enbridge Energy Partners LP, 6.50%, 4/15/18(4)               107,153
     232,000  Enterprise Products Operating LP, 4.95%, 6/1/10(4)           222,281
      80,000  Enterprise Products Operating LP, 6.30%, 9/15/17(4)           67,817
     110,000  Nexen, Inc., 6.40%, 5/15/37(4)                                86,315
     181,000  Premcor Refining Group, Inc. (The), 6.125%,
              5/1/11(4)                                                    183,567
      60,000  Shell International Finance, 6.375%, 12/15/38(4)              67,739
      40,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37(4)                34,853
     101,000  XTO Energy, Inc., 5.30%, 6/30/15(4)                           92,127
      80,000  XTO Energy, Inc., 6.10%, 4/1/36(4)                            66,626
      30,000  XTO Energy, Inc., 6.375%, 6/15/38(4)                          26,478
                                                                    --------------
                                                                         1,074,409
                                                                    --------------
PHARMACEUTICALS -- 0.8%
      85,000  Abbott Laboratories, 5.875%, 5/15/16(4)                       92,199
      50,000  Abbott Laboratories, 5.60%, 11/29/17(4)                       54,204
     310,000  AstraZeneca plc, 5.40%, 9/15/12(4)                           327,661
     110,000  AstraZeneca plc, 5.90%, 9/15/17(4)                           117,100
     160,000  GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(4)             160,645

------
14

VP Balanced

Shares/Principal Amount                                                      Value

    $ 90,000  GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38(4)          $ 102,045
      77,000  Wyeth, 5.95%, 4/1/37(4)                                       85,799
                                                                    --------------
                                                                           939,653
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS)(2)
     140,000  ProLogis, 5.625%, 11/15/16(4)                                 67,237
                                                                    --------------
ROAD & RAIL -- 0.1%
     100,000  Union Pacific Corp., 5.75%, 11/15/17(4)                       94,982
                                                                    --------------
SOFTWARE -- 0.3%
      75,000  Intuit, Inc., 5.75%, 3/15/17(4)                               55,546
     330,000  Oracle Corp., 5.75%, 4/15/18(4)                              345,790
                                                                    --------------
                                                                           401,336
                                                                    --------------
SPECIALTY RETAIL -- 0.1%
      70,000  Lowe's Cos., Inc., 5.60%, 9/15/12(4)                          71,112
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
     120,000  Rogers Communications, Inc., 6.80%, 8/15/18(4)               121,464
      60,000  Verizon Wireless, 8.50%, 11/15/18(4)(5)                       70,422
      92,000  Vodafone Group plc, 5.625%, 2/27/17(4)                        86,825
                                                                    --------------
                                                                           278,711
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $13,531,720)                                                      12,982,370
                                                                    --------------

Commercial Mortgage-Backed Securities(3) -- 4.9%

   3,266,296  Banc of America Commercial Mortgage, Inc.
              STRIPS-COUPON, Series 2004-1, Class XP, VRN,
              0.64%, 1/2/09(4)                                              39,699
     450,000  Banc of America Commercial Mortgage, Inc., Series
              2004-2, Class A3 SEQ, 4.05%, 11/10/38(4)                     427,410
     300,000  Banc of America Commercial Mortgage, Inc., Series
              2006-6, Class A3 SEQ, 5.37%, 10/10/45(4)                     217,769
   5,192,833  Bear Stearns Commercial Mortgage Securities Trust
              STRIPS-COUPON, Series 2004 T16, Class X2, VRN,
              0.72%, 1/2/09(4)                                              93,992
     348,824  Bear Stearns Commercial Mortgage Securities Trust,
              Series 2006 BBA7, Class A1, VRN, 1.31%, 1/15/09,
              resets monthly off the 1-month LIBOR plus 0.11%
              with no caps(4)(5)                                           295,212

Shares/Principal Amount                                                      Value

    $ 19,514  Commercial Mortgage Pass-Through Certificates,
              Series 2005 F10A, Class A1, VRN, 1.30%, 1/15/09,
              resets monthly off the 1-month LIBOR plus 0.10%
              with no caps(4)(5)                                           $17,468
     150,000  Credit Suisse First Boston Mortgage Securities
              Corp., Series 2000 C1, Class B, VRN, 7.69%,
              1/11/09(4)                                                   150,840
     300,000  Credit Suisse First Boston Mortgage Securities
              Corp., Series 2002 CKN2, Class A3 SEQ, 6.13%,
              4/15/37(4)                                                   286,082
   1,500,000  Credit Suisse First Boston Mortgage Securities
              Corp., Series 2002 CKP1, Class B, 6.57%,
              12/15/35(4)                                                1,388,447
     200,000  Credit Suisse Mortgage Capital Certificates,
              Series 2007 TF2A, Class A1, VRN, 1.38%, 1/15/09,
              resets monthly off the 1-month LIBOR plus 0.18%
              with no caps(4)(5)                                           161,157
     249,929  Greenwich Capital Commercial Funding Corp., Series
              2005 GG3, Class A2 SEQ, 4.31%, 1/10/10(4)                    236,698
      62,990  Greenwich Capital Commercial Funding Corp., Series
              2006 FL4A, Class A1, VRN, 1.98%, 1/5/09, resets
              monthly off the 1-month LIBOR plus 0.09% with no
              caps(4)(5)                                                    46,719
     126,210  GS Mortgage Securities Corp. II, Series 2007 EOP,
              Class A1, VRN, 1.97%, 1/6/09, resets monthly off
              the 1-month LIBOR plus 0.09% with no caps(4)(5)               93,126
   1,000,000  LB-UBS Commercial Mortgage Trust, Series 2003 C3,
              Class A3 SEQ, 3.85%, 5/15/27(4)                              921,267
     165,110  LB-UBS Commercial Mortgage Trust, Series 2004 C1,
              Class A2 SEQ, 3.62%, 1/15/29(4)                              160,419
     395,020  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
              Class A2 SEQ, 4.82%, 4/15/30(4)                              375,461
     900,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
              Class A3 SEQ, 4.65%, 7/15/30(4)                              789,286
      55,480  Lehman Brothers Floating Rate Commercial Mortgage
              Trust, Series 2006 LLFA, Class A1, VRN, 1.28%,
              1/15/09, resets monthly off the 1-month LIBOR plus
              0.08% with no caps(4)(5)                                      41,549

------
15

VP Balanced

Shares/Principal Amount                                                      Value

   $ 230,448  Merrill Lynch Floating Trust, Series 2006-1, Class
              A1, VRN, 1.27%, 1/15/09, resets monthly off the
              1-month LIBOR plus 0.07% with no caps(4)(5)                $ 175,284
                                                                    --------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $6,638,894)                                                        5,917,885
                                                                    --------------

Municipal Securities -- 2.7%

   1,100,000  Clark County School District GO, Series 2004 D,
              (Building Bonds), 5.00%, 12/15/14, Prerefunded at
              100% of Par (MBIA)(4)(6)                                   1,266,925
   1,100,000  Clark County School District GO, Series 2005 C,
              (Building Bonds), 5.00%, 12/15/15, Prerefunded at
              100% of Par (FSA)(4)(6)                                    1,282,809
     415,000  Georgia GO, Series 2008 B, 5.00%, 7/1/18(4)                  469,099
     300,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(4)             264,180
                                                                    --------------
TOTAL MUNICIPAL SECURITIES
(Cost $3,120,115)                                                        3,283,013
                                                                    --------------

Collateralized Mortgage Obligations(3) -- 2.5%

PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
     387,219  Banc of America Alternative Loan Trust, Series
              2007-2, Class 2A4, 5.75%, 6/25/37(4)                         241,643
     516,173  Countrywide Home Loan Mortgage Pass-Through Trust,
              Series 2007-16, Class A1, 6.50%, 10/25/37(4)                 351,900
     406,381  Credit Suisse First Boston Mortgage Securities
              Corp., Series 2003 AR28, Class 2A1, VRN, 4.92%,
              1/2/09(4)                                                    364,656
      27,627  MASTR Alternative Loans Trust, Series 2003-8,
              Class 4A1, 7.00%, 12/25/33(4)                                 23,376
     235,477  Thornburg Mortgage Securities Trust, Series
              2006-5, Class A1, VRN, 0.59%, 1/26/09, resets
              monthly off the 1-month LIBOR plus 0.12% with no
              caps(4)                                                      195,483
     275,000  Washington Mutual Mortgage Pass-Through
              Certificates, Series 2005 AR4, Class A3, VRN,
              4.59%, 1/2/09(4)                                             257,914
                                                                    --------------
                                                                         1,434,972
                                                                    --------------
U.S. GOVERNMENT AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS -- 1.3%
     341,938  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(4)              345,924

Shares/Principal Amount                                                      Value

   $ 350,000  FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(4)        $ 349,160
     102,797  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(4)             103,081
     122,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(4)            124,456
     648,832  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
              4/25/23(4)                                                   659,036
                                                                    --------------
                                                                         1,581,657
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,372,897)                                                        3,016,629
                                                                    --------------

U.S. Treasury Securities -- 1.6%

     190,000  U.S. Treasury Bonds, 6.25%, 5/15/30(4)                       285,772
     297,000  U.S. Treasury Bonds, 4.75%, 2/15/37(4)                       413,944
     837,419  U.S. Treasury Inflation Indexed Notes, 3.00%,
              7/15/12(4)                                                   820,726
     468,992  U.S. Treasury Inflation Indexed Notes, 2.00%,
              1/15/14(4)                                                   444,372
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $1,920,318)                                                        1,964,814
                                                                    --------------

U.S. Government Agency Securities -- 0.6%

     600,000  FNMA, 5.00%, 2/13/17(4)
(Cost $612,893)                                                            681,845
                                                                    --------------

Asset-Backed Securities(3) -- 0.4%

      25,254  Accredited Mortgage Loan Trust, Series 2006-2,
              Class A1, VRN, 0.51%, 1/26/09, resets monthly off
              the 1-month LIBOR plus 0.04% with no caps(4)                  24,740
     300,000  CNH Equipment Trust, Series 2007 C, Class A3A SEQ,
              5.21%, 12/15/11(4)                                           295,372
      11,030  Long Beach Mortgage Loan Trust, Series 2006-6,
              Class 2A1, VRN, 0.51%, 1/26/09, resets monthly off
              the 1-month LIBOR plus 0.04% with no caps(4)                  10,916
      57,644  SLM Student Loan Trust, Series 2006-5, Class A2,
              VRN, 3.53%, 1/27/09, resets quarterly off the
              3-month LIBOR minus 0.01% with no caps(4)                     55,922
      42,598  SLM Student Loan Trust, Series 2006-10, Class A2,
              VRN, 3.55%, 1/27/09, resets quarterly off the
              3-month LIBOR plus 0.01% with no caps(4)                      42,450
                                                                    --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $436,512)                                                            429,400
                                                                    --------------

------
16

VP Balanced

Shares/Principal Amount                                                      Value

Sovereign Governments & Agencies -- 0.1%

    $ 44,000  Hydro Quebec, Series HY, 8.40%, 1/15/22(4)
(Cost $51,199)                                                            $ 65,442
                                                                    --------------

Temporary Cash Investments -- 2.4%

   2,909,616  JPMorgan U.S. Treasury Plus Money Market Fund
              Agency Shares(4)
(Cost $2,909,616)                                                        2,909,616
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.9%
(Cost $131,350,380)                                                    120,602,666
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.1%                                       129,788
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                            $120,732,454
                                                                    ==============

Swap Agreements

Notional                                                             Unrealized
Amount        Description of Agreement           Expiration Date     Gain (Loss)

CREDIT DEFAULT-BUY PROTECTION

    $ 70,000  Pay quarterly a fixed rate equal      March 2013         $ 2,363
              to 0.70% multiplied by the
              notional amount and receive from
              Barclays Bank plc upon each
              default event of Rohm & Haas
              Co., par value of the
              proportional notional amount of
              Rohm & Haas Co., 7.85%, 7/15/29.
     270,000  Pay quarterly a fixed rate equal      June 2013            874
              to 0.60% multiplied by the
              notional amount and receive from
              Deutsche Bank AG upon each
              default event of Marsh &
              McLennan Cos., Inc., par value
              of the proportional notional
              amount of Marsh & McLennan Cos.,
              Inc., 5.375%, 7/15/14.
     195,000  Pay quarterly a fixed rate equal    December 2013        (4,818)
              to 5.95% multiplied by the
              notional amount and receive from
              Deutsche Bank AG upon each
              default event of Hartford
              Financial Services Group, Inc.,
              par value of the proportional
              notional amount of Hartford
              Financial Services Group, Inc.,
              4.75%, 3/1/14.
     750,000  Pay quarterly a fixed rate equal      March 2017         34,602
              to 0.12% multiplied by the
              notional amount and receive from
              Barclays Bank plc upon each
              default event of Pfizer, Inc.,
              par value of the proportional
              notional amount of Pfizer, Inc.,
              4.65%, 3/1/18.
                                                                   --------------
                                                                       $33,021
                                                                   ==============

------
17

VP Balanced

Notes to Schedule of Investments

ETF = Exchange Traded Fund

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

SPDR = Standard & Poor's Depositary Receipts

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective December 31, 2008.

(1) Non-income producing.

(2) Industry is less than 0.05% of total net assets.

(3) Final maturity indicated, unless otherwise noted.

(4) Security, or a portion thereof, has been segregated for swap agreements.
At the period end, the aggregate value of securities pledged was $43,000.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at December 31, 2008 was $1,716,950, which represented 1.4% of total net assets.

(6) Escrowed to maturity in U.S. government securities or state and local government securities.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
18

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS

Investment securities, at value (cost of $131,350,380)                $120,602,666

Cash                                                                        44,137

Receivable for investments sold                                              7,346

Receivable for capital shares sold                                          56,486

Unrealized appreciation on swap agreements                                  37,839

Dividends and interest receivable                                          468,945
                                                                    --------------
                                                                       121,217,419
                                                                    --------------

LIABILITIES

Payable for investments purchased                                          312,325

Payable for capital shares redeemed                                         77,968

Unrealized depreciation on swap agreements                                   4,818

Accrued management fees                                                     89,854
                                                                    --------------
                                                                           484,965
                                                                    --------------

NET ASSETS                                                            $120,732,454
                                                                    ==============

CLASS I CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                             100,000,000
                                                                    ==============
Shares outstanding                                                      22,852,482
                                                                    ==============

NET ASSET VALUE PER SHARE                                                    $5.28
                                                                    ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $138,815,284

Undistributed net investment income                                      3,739,848

Accumulated net realized loss on investment transactions              (11,107,985)

Net unrealized depreciation on investments                            (10,714,693)
                                                                    --------------
                                                                      $120,732,454
                                                                    ==============

See Notes to Financial Statements.

------
19

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                               $ 3,392,595

Dividends (net of foreign taxes withheld of $4,043)                      1,687,572

Securities lending, net                                                     40,187
                                                                    --------------
                                                                         5,120,354
                                                                    --------------

EXPENSES:

Management fees                                                          1,366,593

Directors' fees and expenses                                                 4,269

Other expenses                                                                 870
                                                                    --------------
                                                                         1,371,732
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                             3,748,622
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                               (11,817,570)

Futures and swaps transactions                                           1,294,417
                                                                    --------------
                                                                      (10,523,153)
                                                                    --------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                           (26,269,034)

Futures and swaps                                                        (175,591)
                                                                    --------------
                                                                      (26,444,625)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               (36,967,778)
                                                                    --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                            $(33,219,156)
                                                                    ==============

See Notes to Financial Statements.

------
20

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007

Increase (Decrease) in Net Assets                            2008             2007

OPERATIONS

Net investment income (loss)                          $ 3,748,622      $ 4,043,263

Net realized gain (loss)                             (10,523,153)       11,477,949

Change in net unrealized
appreciation (depreciation)                          (26,444,625)      (6,060,662)
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                      (33,219,156)        9,460,550
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                            (4,014,533)      (4,078,291)

From net realized gains                              (11,632,274)      (9,929,527)
                                                   --------------   --------------
Decrease in net assets from distributions            (15,646,807)     (14,007,818)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                              14,544,897       18,650,406

Proceeds from reinvestment of distributions            15,646,807       14,007,818

Payments for shares redeemed                         (43,182,345)     (43,323,502)
                                                   --------------   --------------
Net increase (decrease) in net assets
from capital share transactions                      (12,990,641)     (10,665,278)
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS                (61,856,604)     (15,212,546)

NET ASSETS

Beginning of period                                   182,589,058      197,801,604
                                                   --------------   --------------
End of period                                        $120,732,454     $182,589,058
                                                   ==============   ==============

Undistributed net investment income                    $3,739,848       $4,014,362
                                                   ==============   ==============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                    2,349,072        2,542,844

Issued in reinvestment of distributions                 2,491,530        2,015,513

Redeemed                                              (6,892,082)      (5,914,389)
                                                   --------------   --------------
Net increase (decrease)                               (2,051,480)      (1,356,032)
                                                   ==============   ==============

See Notes to Financial Statements.

------
21

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of the fund's assets in equity securities and the remaining assets in bonds and other fixed-income securities. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commit-

------
22

ment to purchase the same security at a future date at a specified price.
Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price.
These types of transactions are executed simultaneously in what are known as
"roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(2,914,155), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(5,573,762) of net capital losses incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

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23

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.80% to 0.90%. The effective annual management fee for the fund for the year ended December 31, 2008 was
0.90%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2008, totaled $233,845,907, of which $110,571,602 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2008, totaled $259,337,367, of which $129,298,720 represented U.S. Treasury and Agency obligations.

As of December 31, 2008, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                                       $133,970,447
                                                                    ==============
Gross tax appreciation of investments                                  $ 5,818,200

Gross tax depreciation of investments                                 (19,185,981)
                                                                    --------------
Net tax appreciation (depreciation) of investments                   $(13,367,781)
                                                                    ==============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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24

4. SECURITIES LENDING

As of December 31, 2008, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

5. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as a fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities and other financial instruments as of December
31, 2008:

                                                                   Unrealized Gain
                                                                   (Loss) on Other
                                                   Value of              Financial
Valuation Inputs                      Investment Securities           Instruments*

Level 1 -- Quoted Prices                       $ 77,074,402                     --
                                              =============               ========
Level 2 -- Other Significant
Observable Inputs                                43,528,264                $33,021

Level 3 -- Significant
Unobservable Inputs                                      --                     --
                                              -------------               --------
                                               $120,602,666                $33,021
                                              =============               ========

*Includes swap agreements.

6. BANK LINE OF CREDIT

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2008.

7. INTERFUND LENDING

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC).
This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund's investment policies and borrowing and lending limits.
The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates.
Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2008, the fund did not utilize the program.

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25

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, the fund hereby designates $1,653,572, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2008 as qualified for the corporate dividends received deduction.

The fund hereby designates $10,151,979, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended December 31,
2008.

The fund hereby designates $1,477,342 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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26

FINANCIAL HIGHLIGHTS
VP Balanced

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.33      $7.53     $7.50      $7.28      $6.74
                               --------   --------  --------   --------   --------
Income From Investment
Operations

 Net Investment
 Income (Loss)                  0.15(1)    0.15(1)      0.16       0.14       0.13

 Net Realized and
 Unrealized Gain (Loss)          (1.54)       0.19      0.51       0.21       0.52
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.39)       0.34      0.67       0.35       0.65
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.17)     (0.16)    (0.15)     (0.13)     (0.11)

 From Net Realized Gains         (0.49)     (0.38)    (0.49)      --(2)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.66)     (0.54)    (0.64)     (0.13)     (0.11)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $5.28      $7.33     $7.53      $7.50      $7.28
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                (20.33)%      4.94%     9.62%      4.93%      9.78%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.90%      0.90%     0.90%      0.89%      0.90%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                2.47%      2.08%     2.05%      1.86%      1.80%

Portfolio Turnover Rate            157%       161%      191%       191%       205%

Net Assets, End of Period
(in thousands)                 $120,732   $182,589  $197,802   $205,032   $220,449

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

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27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the "Corporation"),
as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Balanced Fund, one of the funds constituting American Century Variable
Portfolios, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 10, 2009

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28

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM) or American Century Global
Investment Management, Inc. (ACGIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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29

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

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30

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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31

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

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32

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40%
of the index is represented by the Citigroup US Broad Investment-Grade Bond
Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
33

NOTES

------
34

NOTES

------
35

NOTES

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36

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .       1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES. . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0902
CL-ANN-64259

[front cover]

ANNUAL REPORT
DECEMBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY VARIABLE PORTFOLIOS

VP CAPITAL APPRECIATION FUND

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . . . .       2

VP CAPITAL APPRECIATION

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

A HISTORIC MARKET DECLINE

In 2008, the U.S. stock market ended a five-year winning streak in history-making fashion, suffering its worst calendar-year loss since the Great
Depression. The catalysts for this historic decline included a debilitating credit crisis, calamity in the financial sector, and a year-long recession.

The credit environment deteriorated steadily throughout the year, and a deepening liquidity crisis--ignited by the mortgage-market meltdown in
2007--led to an increasingly urgent need for capital at many financial companies. The crisis reached a tipping point in September as a number of venerable financial institutions faced bankruptcy, a federal government bailout, or takeover by a competitor.

The credit crunch exacerbated the weakness in the U.S. economy, which officially entered a recession in December 2007. Escalating job losses pushed the unemployment rate up to a 16-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, contributing to a global economic downturn.

The federal government responded decisively with extraordinary levels of fiscal and monetary assistance--including an unprecedented series of interest rate cuts by the Federal Reserve--to stimulate economic activity and prevent a collapse in the financial system. Other central banks and governments contributed additional stimulus in a globally coordinated effort.

SOWING THE SEEDS OF RECOVERY

Despite the exceptional government intervention, economic and credit conditions continued to worsen throughout the year, triggering a steep stock market decline and a dramatic increase in day-to-day market volatility. As the accompanying table illustrates, the broad equity indices fell by more than 35%
in 2008--their worst performance in more than 70 years.

A market downturn of this magnitude plays the sometimes necessary role of correcting past market misbehavior and eliminating excesses and inefficiencies. The current downturn was years in the making, and it will take time for the financial relief and economic stimulus measures to reach fruition. However, we are confident that the pieces are in place to build the foundation of a sustainable market recovery.

U.S. Stock Index Returns
For the 12 months ended December 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -37.60%
Russell 1000 Value Index              -36.85%
Russell 1000 Growth Index             -38.44%

RUSSELL MIDCAP INDEX                  -41.46%
Russell Midcap Value Index            -38.44%
Russell Midcap Growth Index           -44.32%

RUSSELL 2000 INDEX (SMALL-CAP)        -33.79%
Russell 2000 Value Index              -28.92%
Russell 2000 Growth Index             -38.54%

------
2

PERFORMANCE
VP Capital Appreciation

Total Returns as of December 31, 2008
                                            Average Annual Returns
                                                              Since     Inception
                              1 year    5 years   10 years  Inception      Date

CLASS I                       -46.18%    3.84%     3.99%      6.21%      11/20/87

RUSSELL MIDCAP
GROWTH INDEX(1)               -44.32%    -2.33%    -0.19%    9.02%(2)       --

(1) Data provided by Lipper Inc. - A Reuters Company. © 2009 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 11/30/87, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Capital Appreciation

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1998

One-Year Returns Over 10 Years
Periods ended December 31
             1999      2000       2001      2002     2003     2004     2005    2006     2007      2008

Class I     64.52%     9.03%    -28.07%   -21.20%   20.47%    7.58%   22.06%  17.22%   45.80%   -46.18%

Russell
Midcap
Growth
Index       51.29%    -11.75%   -20.15%   -27.41%   42.71%   15.48%   12.10%  10.66%   11.43%   -44.32%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
VP Capital Appreciation

Portfolio Managers: David Hollond and Greg Walsh

PERFORMANCE SUMMARY

VP Capital Appreciation declined -46.18% for the 12 months ended December 31,
2008, lagging the -44.32% decline of the Russell Midcap Growth Index by 1.86%.
Over the longer time periods of five and 10 years, VP Capital Appreciation has outperformed its benchmark.

As described on page 2, equity markets delivered negative returns for the reporting period against a backdrop of extreme market volatility, as the effects of the subprime-related credit crunch spread further into the economy, leading to a liquidity crisis. Amid this volatility, VP Capital Appreciation's management team remained focused on the fundamental business prospects of its portfolio investments.

Within the portfolio, poor stock selection in the information technology and industrials sectors accounted for the bulk of VP Capital Appreciation's underperformance relative to the benchmark. Holdings in the financials sector further trimmed the relative returns. Partially offsetting the performance in those sectors was good performance from the portfolio investments in the consumer discretionary and energy sectors. In those groups good stock selection benefited the fund's performance versus the index.

A portion of VP Capital Appreciation's assets were invested in companies outside of the United States. This allocation detracted from portfolio returns, as international stocks generated weaker returns than the domestic market.

INFORMATION TECHNOLOGY DETRACTED

In the information technology sector, the portfolio held an overweight position in Apple. The company had posted solid gains in the past, experiencing a surge in sales with the introduction of the iPhone. During the reporting period, though, the stock became a large detractor in the sector as the difficult economic environment and concerns about the CEO's health hurt
Apple's performance.

Poor stock selection within the semiconductor industry also hindered absolute and relative returns. In particular, MEMC Electronic Materials was also a large detractor during the year as the company has continued to have execution issues producing the polysilicon demanded by the solar energy market.

INDUSTRIALS, FINANCIALS LAGGED

Within the industrials sector, we maintained an overweight position in the aerospace and defense industry. Holdings within this group have contributed significantly to portfolio gains in the past, benefiting from a replacement cycle and expanding orders in global aviation. During the reporting period, this group lost ground amid market volatility and investor nervousness about slowing economic conditions. BE Aerospace, in particular, detracted from performance.

Top Ten Holdings as of December 31, 2008
                                             % of net
                                           assets as of    % of net assets
                                             12/31/08       as of 6/30/08

CSL Ltd.                                       2.5%              3.2%
Monsanto Co.                                   2.2%              3.0%
Express Scripts, Inc.                          2.0%              1.8%
Apple, Inc.                                    1.6%              1.7%
Medco Health Solutions, Inc.                   1.6%              0.9%
Grifols SA                                     1.5%               --
Petrohawk Energy Corp.                         1.5%              2.5%
Omnicare, Inc.                                 1.5%               --
H&R Block, Inc.                                1.5%               --
Lorillard, Inc.                                1.5%               --

------
5

VP Capital Appreciation

Similarly, the portfolio maintained an overweight stake in the construction and engineering industry. Although holdings in the group have benefited portfolio returns in past reporting periods, they collectively declined in the reporting period against a backdrop of slowing economic activity, weighing on absolute and relative performance.

The financials sector was also a source of underperformance compared with the benchmark. Within the sector, poor stock selection in the capital markets industry, as well as an overweight stake in commercial banks, weighed on returns.

CONSUMER DISCRETIONARY, ENERGY CONTRIBUTED

Effective stock selection within the consumer discretionary sector represented
VP Capital Appreciation's largest source of returns relative to the benchmark.
Here, overweight positions in discount retailers such as Dollar Tree, Inc., helped performance. Companies in this category have benefited from the weak economy causing consumers to trade down in their buying habits.

Within the energy sector, effective stock selection in the oil, gas, and consumable fuels industry benefited relative performance. Overweight holding
Petrohawk Energy, in particular, contributed to relative returns. The independent oil and gas producer's share price declined only modestly compared with its peers amid falling oil and natural gas prices.

OUTLOOK

VP Capital Appreciation's investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

We remain confident in our process, despite the current high levels of market volatility. We continue monitoring the market for any meaningful, sustainable changes in sector leadership.

Top Five Industries as of December 31, 2008
                                                               % of net
                                          % of net assets    assets as of
                                           as of 12/31/08       6/30/08

Oil, Gas & Consumable Fuels                     7.5%             6.9%
Health Care Providers & Services                6.3%             2.7%
Biotechnology                                   5.4%             4.8%
Diversified Consumer Services                   5.2%             1.2%
Software                                        4.7%             6.0%

Types of Investments in Portfolio
                                             % of net
                                           assets as of    % of net assets
                                             12/31/08       as of 6/30/08

Domestic Common Stocks & Futures               84.7%            82.5%
Foreign Common Stocks(1)                       14.4%            16.1%
TOTAL COMMON STOCKS                            99.1%            98.6%
Cash and Equivalents(2)                        0.9%              1.4%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning     Ending
                    Account      Account       Expenses Paid
                     Value        Value       During Period*        Annualized
                    7/1/08      12/31/08     7/1/08 - 12/31/08    Expense Ratio*

Actual              $1,000       $580.00           $3.97               1.00%

Hypothetical        $1,000      $1,020.11          $5.08               1.00%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multipled by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Capital Appreciation

Shares                                                                       Value

Common Stocks -- 99.1%

AEROSPACE & DEFENSE -- 1.7%
        27,900  Alliant Techsystems, Inc.(1)                           $ 2,392,704
        25,900  Lockheed Martin Corp.                                    2,177,672
                                                                    --------------
                                                                         4,570,376
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 2.5%
        53,700  C.H. Robinson Worldwide, Inc.                            2,955,111
        22,900  FedEx Corp.                                              1,469,035
       163,941  UTi Worldwide, Inc.                                      2,350,914
                                                                    --------------
                                                                         6,775,060
                                                                    --------------
AIRLINES -- 1.5%
        63,000  AMR Corp.(1)                                               672,210
       135,200  Delta Air Lines, Inc.(1)                                 1,549,392
       262,400  JetBlue Airways Corp.(1)                                 1,863,040
                                                                    --------------
                                                                         4,084,642
                                                                    --------------
AUTO COMPONENTS -- 0.6%
        81,300  Autoliv, Inc.                                            1,744,698
                                                                    --------------
BIOTECHNOLOGY -- 5.4%
        65,700  Celgene Corp.(1)                                         3,631,896
       286,354  CSL Ltd.                                                 6,761,825
       240,100  Grifols SA                                               4,170,160
                                                                    --------------
                                                                        14,563,881
                                                                    --------------
CAPITAL MARKETS -- 3.6%
       100,600  Charles Schwab Corp. (The)                               1,626,702
        72,200  Invesco Ltd.                                             1,042,568
        72,679  Lazard Ltd., Class A                                     2,161,473
        77,000  Merrill Lynch & Co., Inc.                                  896,280
        90,400  Morgan Stanley                                           1,450,016
       154,304  Raymond James Financial, Inc.                            2,643,228
                                                                    --------------
                                                                         9,820,267
                                                                    --------------
CHEMICALS -- 2.9%
        14,600  Intrepid Potash, Inc.(1)                                   303,242
        85,960  Monsanto Co.                                             6,047,286
        18,200  Potash Corp. of Saskatchewan                             1,332,604
                                                                    --------------
                                                                         7,683,132
                                                                    --------------
COMMERCIAL BANKS -- 1.1%
        95,500  KeyCorp                                                    813,660
        34,800  Marshall & Ilsley Corp.                                    474,672
        89,300  Synovus Financial Corp.                                    741,190
        25,900  TCF Financial Corp.                                        353,794
        22,600  Zions Bancorp.                                             553,926
                                                                    --------------
                                                                         2,937,242
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 0.7%
       110,400  Juniper Networks, Inc.(1)                                1,933,104
                                                                    --------------

Shares                                                                       Value

COMPUTERS & PERIPHERALS -- 1.6%
        52,043  Apple, Inc.(1)                                         $ 4,441,870
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 3.3%
        23,700  Aecom Technology Corp.(1)                                  728,301
       109,400  Chicago Bridge & Iron Co. NV New York Shares             1,099,470
        22,500  Granite Construction, Inc.                                 988,425
        34,500  Jacobs Engineering Group, Inc.(1)                        1,659,450
        58,300  KBR, Inc.                                                  886,160
       173,400  Quanta Services, Inc.(1)                                 3,433,320
                                                                    --------------
                                                                         8,795,126
                                                                    --------------
CONTAINERS & PACKAGING -- 1.6%
       191,800  Crown Holdings, Inc.(1)                                  3,682,560
        26,200  Owens-Illinois, Inc.(1)                                    716,046
                                                                    --------------
                                                                         4,398,606
                                                                    --------------
DIVERSIFIED -- 0.6%
        17,900  Midcap SPDR Trust Series 1                               1,739,164
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 5.2%
        45,864  Apollo Group, Inc., Class A(1)                           3,514,100
        14,300  Capella Education Co.(1)                                   840,268
        53,666  DeVry, Inc.                                              3,080,965
       181,036  H&R Block, Inc.                                          4,113,138
        38,700  New Oriental Education & Technology Group ADR(1)         2,125,017
         1,600  Strayer Education, Inc.                                    343,056
                                                                    --------------
                                                                        14,016,544
                                                                    --------------
ELECTRICAL EQUIPMENT -- 1.1%
        28,154  Energy Conversion Devices, Inc.(1)                         709,762
         4,076  First Solar, Inc.(1)                                       562,325
        27,000  Vestas Wind Systems AS(1)                                1,604,715
                                                                    --------------
                                                                         2,876,802
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.3%
        47,223  Dolby Laboratories, Inc., Class A(1)                     1,547,025
        64,100  FLIR Systems, Inc.(1)                                    1,966,588
                                                                    --------------
                                                                         3,513,613
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 1.2%
        32,900  Dresser-Rand Group, Inc.(1)                                567,525
        56,000  Pride International, Inc.(1)                               894,880
        89,800  Seadrill Ltd.                                              731,942
        91,500  Weatherford International Ltd.(1)                          990,030
                                                                    --------------
                                                                         3,184,377
                                                                    --------------

------
8

VP Capital Appreciation

Shares                                                                       Value

FOOD & STAPLES RETAILING -- 1.2%
        45,100  BJ's Wholesale Club, Inc.(1)                           $ 1,545,126
        65,300  Kroger Co. (The)                                         1,724,573
                                                                    --------------
                                                                         3,269,699
                                                                    --------------
FOOD PRODUCTS -- 0.3%
        16,100  Kellogg Co.                                                705,985
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.4%
        25,100  Baxter International, Inc.                               1,345,109
        49,500  Covidien Ltd.                                            1,793,880
        27,900  Edwards Lifesciences Corp.(1)                            1,533,105
        19,100  Mettler Toledo International, Inc.(1)                    1,287,340
        56,500  Thoratec Corp.(1)                                        1,835,685
        39,900  Varian Medical Systems, Inc.(1)                          1,398,096
                                                                    --------------
                                                                         9,193,215
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 6.3%
       100,000  Express Scripts, Inc.(1)                                 5,498,000
       100,800  Medco Health Solutions, Inc.(1)                          4,224,528
       148,300  Omnicare, Inc.                                           4,116,808
        67,100  UnitedHealth Group, Inc.                                 1,784,860
        34,600  WellPoint, Inc.(1)                                       1,457,698
                                                                    --------------
                                                                        17,081,894
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 2.4%
        14,100  Chipotle Mexican Grill, Inc., Class A(1)                   873,918
        13,700  Chipotle Mexican Grill, Inc., Class B(1)                   784,873
        25,000  Panera Bread Co., Class A(1)                             1,306,000
       105,400  Penn National Gaming, Inc.(1)                            2,253,452
        49,100  WMS Industries, Inc.(1)                                  1,320,790
                                                                    --------------
                                                                         6,539,033
                                                                    --------------
HOUSEHOLD DURABLES -- 0.8%
        62,000  KB Home                                                    844,440
         1,200  NVR, Inc.(1)                                               547,500
        69,500  Pulte Homes, Inc.                                          759,635
                                                                    --------------
                                                                         2,151,575
                                                                    --------------
INSURANCE -- 3.1%
        18,900  ACE Ltd.                                                 1,000,188
        73,000  Aon Corp.                                                3,334,640
        60,400  Axis Capital Holdings Ltd.                               1,758,848
         8,500  Everest Re Group Ltd.                                      647,190
        31,800  Fidelity National Financial, Inc., Class A                 564,450
        18,400  First American Corp.                                       531,576
         8,900  PartnerRe Ltd.                                             634,303
                                                                    --------------
                                                                         8,471,195
                                                                    --------------

Shares                                                                       Value

INTERNET & CATALOG RETAIL -- 1.0%
        34,471  priceline.com, Inc.(1)                                 $ 2,538,789
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 1.9%
       193,804  Ariba, Inc.(1)                                           1,397,327
        23,100  Digital River, Inc.(1)                                     572,880
        29,000  Equinix, Inc.(1)                                         1,542,510
        65,400  Netease.com ADR(1)                                       1,445,340
                                                                    --------------
                                                                         4,958,057
                                                                    --------------
IT SERVICES -- 2.4%
        40,900  Fiserv, Inc.(1)                                          1,487,533
        61,000  Global Payments, Inc.                                    2,000,190
        20,000  MasterCard, Inc., Class A                                2,858,600
                                                                    --------------
                                                                         6,346,323
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 1.2%
        26,950  Covance, Inc.(1)                                         1,240,509
        55,900  Thermo Fisher Scientific, Inc.(1)                        1,904,513
                                                                    --------------
                                                                         3,145,022
                                                                    --------------
MACHINERY -- 2.8%
        55,800  Cummins, Inc.                                            1,491,534
        42,115  Flowserve Corp.                                          2,168,922
        33,900  Illinois Tool Works, Inc.                                1,188,195
        65,100  Parker-Hannifin Corp.                                    2,769,354
                                                                    --------------
                                                                         7,618,005
                                                                    --------------
MARINE -- 0.3%
        51,500  Diana Shipping, Inc.                                       657,140
                                                                    --------------
MEDIA -- 1.0%
       112,400  DIRECTV Group, Inc. (The)(1)                             2,575,084
                                                                    --------------
METALS & MINING -- 0.9%
        30,800  Nucor Corp.                                              1,422,960
        25,500  Schnitzer Steel Industries, Inc., Class A                  960,075
                                                                    --------------
                                                                         2,383,035
                                                                    --------------
MULTILINE RETAIL -- 3.0%
        69,600  Dollar Tree, Inc.(1)                                     2,909,280
        45,000  Family Dollar Stores, Inc.                               1,173,150
       112,700  Kohl's Corp.(1)                                          4,079,740
                                                                    --------------
                                                                         8,162,170
                                                                    --------------
MULTI-INDUSTRY -- 0.5%
       108,600  Financial Select Sector SPDR Fund                        1,370,532
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 7.5%
        61,400  Alpha Natural Resources, Inc.(1)                           994,066
        50,519  Arena Resources, Inc.(1)                                 1,419,079
        84,300  CONSOL Energy, Inc.                                      2,409,294
        52,700  Continental Resources, Inc.(1)                           1,091,417

------
9

VP Capital Appreciation

Shares                                                                       Value

        49,600  Equitable Resources, Inc.                              $ 1,664,080
        32,000  Peabody Energy Corp.                                       728,000
       263,651  Petrohawk Energy Corp.(1)                                4,120,865
       102,000  Plains Exploration & Production Co.(1)                   2,370,480
        59,900  Range Resources Corp.                                    2,059,961
        77,700  Southwestern Energy Co.(1)                               2,250,969
        32,421  Whiting Petroleum Corp.(1)                               1,084,806
                                                                    --------------
                                                                        20,193,017
                                                                    --------------
PROFESSIONAL SERVICES -- 1.3%
        33,100  FTI Consulting, Inc.(1)                                  1,478,908
        34,777  Huron Consulting Group, Inc.(1)                          1,991,679
                                                                    --------------
                                                                         3,470,587
                                                                    --------------
ROAD & RAIL -- 2.3%
        24,000  Canadian National Railway Co.                              882,240
        51,200  CSX Corp.                                                1,662,464
        48,000  Norfolk Southern Corp.                                   2,258,400
        30,900  Union Pacific Corp.                                      1,477,020
                                                                    --------------
                                                                         6,280,124
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.7%
        83,600  Altera Corp.                                             1,396,956
        52,400  Analog Devices, Inc.                                       996,648
       155,654  Broadcom Corp., Class A(1)                               2,641,448
        83,700  Linear Technology Corp.                                  1,851,444
       200,900  Marvell Technology Group Ltd.(1)                         1,340,003
        53,400  National Semiconductor Corp.                               537,738
       275,500  NVIDIA Corp.(1)                                          2,223,285
        40,300  Silicon Laboratories, Inc.(1)                              998,634
        42,200  Varian Semiconductor Equipment Associates,
                Inc.(1)                                                    764,664
                                                                    --------------
                                                                        12,750,820
                                                                    --------------
SOFTWARE -- 4.7%
       152,904  Activision Blizzard, Inc.(1)                             1,321,091
       101,523  McAfee, Inc.(1)                                          3,509,650
         9,900  Nintendo Co. Ltd.                                        3,803,529
        56,400  Sybase, Inc.(1)                                          1,397,028
       142,028  Ubisoft Entertainment SA(1)                              2,776,856
                                                                    --------------
                                                                        12,808,154
                                                                    --------------
SPECIALTY RETAIL -- 3.0%
       122,700  American Eagle Outfitters, Inc.                          1,148,472
        42,400  Children's Place Retail Stores, Inc. (The)(1)              919,232
        78,200  Guess?, Inc.                                             1,200,370
        37,600  O'Reilly Automotive, Inc.(1)                             1,155,824

Shares                                                                       Value

        71,100  PetSmart, Inc.                                         $ 1,311,795
        37,100  Ross Stores, Inc.                                        1,102,983
        91,200  Urban Outfitters, Inc.(1)                                1,366,176
                                                                    --------------
                                                                         8,204,852
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 2.1%
        64,900  Carter's, Inc.(1)                                        1,249,974
        18,800  NIKE, Inc., Class B                                        958,800
        45,300  Polo Ralph Lauren Corp.                                  2,057,073
        55,200  Under Armour, Inc., Class A(1)                           1,315,968
                                                                    --------------
                                                                         5,581,815
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.5%
        84,200  Hudson City Bancorp, Inc.                                1,343,832
                                                                    --------------
TOBACCO -- 2.0%
        91,200  Altria Group, Inc.                                       1,373,472
        72,600  Lorillard, Inc.                                          4,091,010
                                                                    --------------
                                                                         5,464,482
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.3%
        24,400  Fastenal Co.                                               850,340
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.3%
        45,900  American Tower Corp., Class A(1)                         1,345,788
       182,500  MetroPCS Communications, Inc.(1)                         2,710,125
       131,574  SBA Communications Corp., Class A(1)                     2,147,288
                                                                    --------------
                                                                         6,203,201
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $295,907,284)                                                    267,396,481
                                                                    --------------

Temporary Cash Investments -- 0.8%

        43,206  JPMorgan U.S. Treasury Plus Money Market Fund
                Agency Shares                                               43,206

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 8.125%,
8/15/19, valued at $2,047,114), in a joint trading account at
0.02%, dated 12/31/08, due 1/2/09 (Delivery value $2,000,002)            2,000,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $2,043,206)                                                        2,043,206
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.9%
(Cost $297,950,490)                                                    269,439,687
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.1%                                       241,052
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                            $269,680,739
                                                                    ==============

------
10

VP Capital Appreciation

Geographic Diversification
(as a % of net assets)

United States                    84.7%
Bermuda                           2.7%
Australia                         2.5%
Spain                             1.5%
Japan                             1.4%
People's Republic of China        1.3%
France                            1.0%
Other Countries                   4.0%
Cash and Equivalents*             0.9%

*Includes temporary cash investments and other assets and liabilities.

Forward Foreign Currency Exchange Contracts
                                  Settlement                            Unrealized
      Contracts to Sell              Date                   Value      Gain (Loss)

     7,547,712  AUD for USD        1/30/09            $ 5,247,169      $ (374,076)
     2,109,615  CAD for USD        1/30/09              1,708,190           10,781
     6,415,200  DKK for USD        1/30/09              1,195,551         (79,532)
     3,771,875  EUR for USD        1/30/09              5,237,121        (501,482)
   203,742,000  JPY for USD        1/30/09              2,248,748        (129,973)
     3,581,224  NOK for USD        1/30/09                510,442            3,207
                                                   --------------   --------------
                                                      $16,147,221     $(1,071,075)
                                                   ==============   ==============
(Value on Settlement Date $15,076,146)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

DKK = Danish Krone

EUR = Euro

JPY = Japanese Yen

NOK = Norwegian Krona

SPDR = Standard & Poor's Depositary Receipts

USD = United States Dollar

(1) Non-income producing.

Industry classifications and geographic diversification are unaudited.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS

Investment securities, at value (cost of $297,950,490)                $269,439,687

Receivable for investments sold                                          3,310,767

Receivable for capital shares sold                                          40,584

Receivable for forward foreign currency exchange contracts                  13,988

Dividends and interest receivable                                          226,149
                                                                    --------------
                                                                       273,031,175
                                                                    --------------

LIABILITIES

Disbursements in excess of demand deposit cash                               7,862

Payable for investments purchased                                        1,924,510

Payable for forward foreign currency exchange contracts                  1,085,063

Payable for capital shares redeemed                                        112,044

Accrued management fees                                                    220,957
                                                                    --------------
                                                                         3,350,436
                                                                    --------------

NET ASSETS                                                            $269,680,739
                                                                    ==============

CLASS I CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                             150,000,000
                                                                    ==============
Shares outstanding                                                      33,947,974
                                                                    ==============

NET ASSET VALUE PER SHARE                                                    $7.94
                                                                    ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $346,329,019

Undistributed net investment income                                      2,511,550

Accumulated net realized loss on investment and
foreign currency transactions                                         (49,574,643)

Net unrealized depreciation on investments and translation of
assets and liabilities in foreign currencies                          (29,585,187)
                                                                    --------------
                                                                      $269,680,739
                                                                    ==============

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $45,115)                   $ 2,584,327

Interest                                                                    97,508
                                                                    --------------
                                                                         2,681,835
                                                                    --------------

EXPENSES:

Management fees                                                          4,396,573

Directors' fees and expenses                                                12,678

Other expenses                                                               7,142
                                                                    --------------
                                                                         4,416,393
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                           (1,734,558)
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                               (48,403,236)

Foreign currency transactions                                            4,004,765
                                                                    --------------
                                                                      (44,398,471)
                                                                    --------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                          (204,556,942)

Translation of assets and liabilities in foreign currencies              (767,940)
                                                                    --------------
                                                                     (205,324,882)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (249,723,353)
                                                                    --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $(251,457,911)
                                                                    ==============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007

Increase (Decrease) in Net Assets                            2008             2007

OPERATIONS

Net investment income (loss)                        $ (1,734,558)    $ (2,501,574)

Net realized gain (loss)                             (44,398,471)       84,044,847

Change in net unrealized
appreciation (depreciation)                         (205,324,882)       89,400,781
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                     (251,457,911)      170,944,054
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains                              (36,274,099)               --
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                              41,235,930      159,643,044

Proceeds from reinvestment of distributions            36,274,099               --

Payments for shares redeemed                        (119,728,541)     (70,840,950)
                                                   --------------   --------------
Net increase (decrease) in net assets
from capital share transactions                      (42,218,512)       88,802,094
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS               (329,950,522)      259,746,148

NET ASSETS

Beginning of period                                   599,631,261      339,885,113
                                                   --------------   --------------
End of period                                       $ 269,680,739     $599,631,261
                                                   ==============   ==============

Undistributed net investment income                    $2,511,550         $246,573
                                                   ==============   ==============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                    3,315,545       11,744,940

Issued in reinvestment of distributions                 2,934,798               --

Redeemed                                              (9,814,997)      (5,257,288)
                                                   --------------   --------------
Net increase (decrease) in
shares of the fund                                    (3,564,654)        6,487,652
                                                   ==============   ==============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in common stocks of medium-sized and smaller companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
15

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(15,731,353), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has capital and currency loss deferrals of $(28,401,813) and
$(885,196), respectively, which represent net capital and foreign currency losses incurred in the two-month period ended December 31, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
16

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.90% to 1.00%. The effective annual management fee for the fund for the year ended December 31, 2008 was
1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2008, were $731,990,068 and
$808,353,158, respectively.

As of December 31, 2008, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                                       $303,391,967
                                                                    ==============
Gross tax appreciation of investments                                 $ 18,059,324

Gross tax depreciation of investments                                 (52,011,604)
                                                                    --------------
Net tax appreciation (depreciation) of investments                   $(33,952,280)
                                                                    ==============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

------
17

4. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as a fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities and other financial instruments as of December
31, 2008:

                                                            Unrealized Gain (Loss)
                                                 Value of       on Other Financial
Valuation Inputs                    Investment Securities             Instruments*

Level 1 -- Quoted Prices                     $247,590,660                       --

Level 2 -- Other Significant
Observable Inputs                              21,849,027             $(1,071,075)

Level 3 -- Significant
Unobservable Inputs                                    --                       --
                                           --------------           --------------
                                             $269,439,687             $(1,071,075)
                                           ==============           ==============

*Includes forward foreign currency exchange contracts.

5. BANK LINE OF CREDIT

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2008.

6. INTERFUND LENDING

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC).
This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund's investment policies and borrowing and lending limits.
The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates.
Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2008, the fund did not utilize the program.

7. RISK FACTORS

The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

------
18

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $36,268,865, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended December 31,
2008.

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19

FINANCIAL HIGHLIGHTS
VP Capital Appreciation

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $15.98     $10.96     $9.35      $7.66      $7.12
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                (0.05)(1)     (0.07)    (0.04)     (0.04)     (0.04)

 Net Realized and
 Unrealized Gain (Loss)          (6.96)       5.09      1.65       1.73       0.58
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (7.01)       5.02      1.61       1.69       0.54
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Realized Gains                  (1.03)         --        --         --         --
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $7.94     $15.98    $10.96      $9.35      $7.66
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (46.18)%     45.80%    17.22%     22.06%      7.58%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.00%      1.00%     1.00%      1.00%      1.00%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      (0.39)%    (0.54)%   (0.37)%    (0.46)%    (0.57)%

Portfolio Turnover Rate            166%       138%      218%       223%       262%

Net Assets, End of Period
(in thousands)                 $269,681   $599,631  $339,885   $331,362   $264,652

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

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20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the
"Corporation"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Capital Appreciation Fund, one of the funds constituting American Century
Variable Portfolios, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 10, 2009

------
21

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM) or American Century Global
Investment Management, Inc. (ACGIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
22

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

------
23

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
24

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
25

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
26

NOTES

------
27

NOTES

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28

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .       1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0902
CL-ANN-64263

[front cover]

ANNUAL REPORT
DECEMBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY VARIABLE PORTFOLIOS

VP INCOME & GROWTH FUND

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP INCOME & GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

AN HISTORIC MARKET DECLINE

In 2008, the U.S. stock market ended a five-year winning streak in history-making fashion, suffering its worst calendar-year loss since the Great
Depression. The catalysts for this historic decline included a debilitating credit crisis, calamity in the financial sector, and a year-long recession.

The credit environment deteriorated steadily throughout the year, and a deepening liquidity crisis--ignited by the mortgage-market meltdown in
2007--led to an increasingly urgent need for capital at many financial companies. The crisis reached a tipping point in September as a number of venerable financial institutions faced bankruptcy, a federal government bailout, or takeover by a competitor.

The credit crunch exacerbated the weakness in the U.S. economy, which officially entered a recession in December 2007. Escalating job losses pushed the unemployment rate up to a 16-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, contributing to a global economic downturn.

The federal government responded decisively with extraordinary levels of fiscal and monetary assistance--including an unprecedented series of interest rate cuts by the Federal Reserve--to stimulate economic activity and prevent a collapse in the financial system. Other central banks and governments contributed additional stimulus in a globally coordinated effort.

SOWING THE SEEDS OF RECOVERY

Despite the exceptional government intervention, economic and credit conditions continued to worsen throughout the year, triggering a steep stock market decline and a dramatic increase in day-to-day market volatility. As the accompanying table illustrates, the broad equity indices fell by more than 35%
in 2008--their worst performance in more than 70 years.

A market downturn of this magnitude plays the sometimes necessary role of correcting past market misbehavior and eliminating excesses and inefficiencies. The current downturn was years in the making, and it will take time for the financial relief and economic stimulus measures to reach fruition. However, we are confident that the pieces are in place to build the foundation of a sustainable market recovery.

U.S. Stock Index Returns
For the 12 months ended December 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)             -37.60%
Russell 1000 Value Index                   -36.85%
Russell 1000 Growth Index                  -38.44%

RUSSELL MIDCAP INDEX                       -41.46%
Russell Midcap Value Index                 -38.44%
Russell Midcap Growth Index                -44.32%

RUSSELL 2000 INDEX (SMALL-CAP)             -33.79%
Russell 2000 Value Index                   -28.92%
Russell 2000 Growth Index                  -38.54%

------
2

PERFORMANCE
VP Income & Growth

Total Returns as of December 31, 2008
                                        Average Annual Returns
                                                            Since     Inception
                         1 year     5 years    10 years   Inception      Date

CLASS I                 -34.59%     -1.98%      -0.91%      2.00%      10/30/97

S&P 500 INDEX(1)        -37.00%     -2.19%      -1.38%      1.68%         --

Class II                -34.73%     -2.23%        --        -0.68%      5/1/02

Class III               -34.59%     -1.98%        --        1.08%      6/26/02

(1) Data provided by Lipper Inc. - A Reuters Company. © 2009 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Income & Growth

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1998

One-Year Returns Over 10 Years
Periods ended December 31
               1999      2000      2001      2002      2003    2004     2005    2006     2007      2008

Class I       18.02%   -10.62%    -8.35%    -19.37%   29.35%  12.99%   4.63%   17.09%   -0.07%    -34.59%

S&P 500
Index         21.04%    -9.10%   -11.89%    -22.10%   28.68%  10.88%   4.91%   15.79%    5.49%    -37.00%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
VP Income & Growth

Portfolio Managers: John Schniedwind, Kurt Borgwardt, Zili Zhang, and Lynette
Pang

PERFORMANCE SUMMARY

VP Income & Growth returned -34.59%* in 2008, outpacing the -37.00% return of its benchmark, the S&P 500 Index.

In one of the worst downturns in the history of the U.S. stock market, VP
Income & Growth suffered a sharp decline in 2008 but successfully met its goal of outperforming the S&P 500 for the sixth time in the past eight years. The fund's tilt toward value contributed favorably as value stocks outperformed growth during the year. In addition, the portfolio's smaller market capitalization than the index boosted relative results as small-company shares held up best in the severe market decline.

However, the most important contributing factor to VP Income & Growth's outperformance of its benchmark was individual stock selection, which added value in six of ten market sectors.

FINANCIALS OUTPERFORMED

Stock selection was most successful in the financials sector, which was the worst-performing segment in the S&P 500. Virtually all of the outperformance in the financials sector resulted from stock selection in the insurance industry. The key decisions included avoiding insurance giant American
International Group (AIG), which we eliminated from the portfolio in the first half of the year, and holding an overweight position in property and casualty insurer ACE Ltd.

AIG plunged in the last six months as substantial losses and deteriorating liquidity forced the company to accept a government bailout. In contrast, ACE
Ltd. shunned government financial assistance thanks to its solid balance sheet and provided an optimistic outlook for firmer pricing.

HEALTH CARE AND ENERGY ADDED VALUE

Stock selection also proved favorable in the health care and energy sectors.
Outperformance in the health care sector was driven by stock choices among biotechnology companies, health care equipment makers, and pharmaceutical firms. The top contributor was biotech firm Amgen, which rallied as its new osteoporosis medication, denosumab, achieved success in clinical trials.

Top Ten Holdings as of December 31, 2008
                                                                % of net
                                           % of net assets    assets as of
                                            as of 12/31/08       6/30/08

Exxon Mobil Corp.                                6.4%             5.4%
Chevron Corp.                                    3.0%             3.1%
Johnson & Johnson                                2.9%             1.7%
Pfizer, Inc.                                     2.8%             2.2%
Verizon Communications, Inc.                     2.5%             2.1%
AT&T, Inc.                                       2.1%             2.0%
Procter & Gamble Co. (The)                       2.1%             0.8%
ConocoPhillips                                   2.0%             2.6%
International Business Machines Corp.            2.0%             2.7%
Amgen, Inc.                                      2.0%             1.7%

*All fund returns referenced in this commentary are for Class I shares.

------
5

VP Income & Growth

The portfolio's energy stocks fared particularly well in the second half of the year as energy prices slumped. Outperformance was driven by an underweight position in energy services and equipment companies, which were hit hardest by the decline in the price of energy, and an overweight position in oil and gas producers. The top performance contributor in this sector was energy titan
Exxon Mobil, which reported record profits despite lower production volumes thanks to effective cost controls.

CONSUMER STAPLES AND UTILITIES DETRACTED

On the downside, the consumer staples and utilities sectors underperformed their counterparts in the S&P 500. Underweight positions in food and staples retailers and beverage makers detracted from results in the consumer staples sector. In particular, we maintained underweight positions in discount retailer Wal-Mart, which benefited from a broad consumer shift toward lower-priced goods as the economy weakened, and beer maker Anheuser-Busch, which was acquired at a premium during the year.

In the utilities sector, an overweight position in independent power producers generated the bulk of the underperformance. Texas-based power producer Reliant
Energy was the biggest detractor in this sector as shrinking profit margins and higher financing costs led to a sharp decline in the stock.

A LOOK AHEAD

The current crisis--driven by frozen credit markets, a loss of confidence in the financial sector, and a consumer-led recession--is likely to remain in place as we move through the first half of 2009. Nonetheless, we are taking steps to position ourselves for an eventual turnaround in the equity market.
Valuation spreads have widened to above-average levels, creating opportunities for our valuation factors to identify and exploit. As a result, we are moving slowly but deliberately to reduce underweight positions in industries and stocks that have suffered the steepest declines in the past year. However, our enthusiasm for value remains tempered by balance-sheet factors such as liquidity, debt, and financial strength.

Most importantly, we are taking advantage of the challenging market environment to learn, adapt, and innovate as we constantly look for ways to improve our investment process for the long-term benefit of our shareholders.

Five Largest Overweights as of December 31, 2008
                                                 % of
                                             portfolio's      % of S&P 500
                                                stocks            Index

Accenture Ltd., Class A                         1.26%              --
Pfizer, Inc.                                    2.78%             1.52%
Exxon Mobil Corp.                               6.42%             5.17%
Verizon Communications, Inc.                    2.47%             1.23%
Eli Lilly & Co.                                 1.72%             0.51%

Five Largest Underweights as of December 31, 2008
                                                 % of
                                             portfolio's      % of S&P 500
                                                stocks            Index

Abbott Laboratories                               --              1.05%
PepsiCo, Inc.                                   0.08%             1.08%
Philip Morris International, Inc.               0.21%             1.12%
Coca-Cola Co. (The)                             0.26%             1.15%
Merck & Co., Inc.                                 --              0.82%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  Ending
                   Beginning      Account       Expenses Paid
                    Account        Value       During Period*       Annualized
                  Value 7/1/08   12/31/08     7/1/08 - 12/31/08   Expense Ratio*
ACTUAL

Class I              $1,000       $742.70           $3.07              0.70%

Class II             $1,000       $741.10           $4.16              0.95%

Class III            $1,000       $742.70           $3.07              0.70%

HYPOTHETICAL

Class I              $1,000      $1,021.62          $3.56              0.70%

Class II             $1,000      $1,020.36          $4.82              0.95%

Class III            $1,000      $1,021.62          $3.56              0.70%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multipled by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Income & Growth

DECEMBER 31, 2008

Shares                                                                      Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 3.1%
      39,424  Boeing Co.                                              $ 1,682,222
      10,231  General Dynamics Corp.                                      589,203
       7,047  Honeywell International, Inc.                               231,353
      24,210  Lockheed Martin Corp.                                     2,035,577
      69,938  Northrop Grumman Corp.                                    3,150,008
       7,530  Raytheon Co.                                                384,331
                                                                   --------------
                                                                        8,072,694
                                                                   --------------
AIR FREIGHT & LOGISTICS -- 0.2%
       2,699  Expeditors International of Washington, Inc.                 89,796
       5,250  FedEx Corp.                                                 336,787
                                                                   --------------
                                                                          426,583
                                                                   --------------
AIRLINES -- 0.1%
      25,912  Southwest Airlines Co.                                      223,361
                                                                   --------------
AUTO COMPONENTS(1)
       1,216  Magna International, Inc., Class A                           36,395
                                                                   --------------
AUTOMOBILES(1)
      40,938  Ford Motor Co.(2)                                            93,748
                                                                   --------------
BEVERAGES -- 1.5%
      14,891  Coca-Cola Co. (The)                                         674,116
      67,078  Coca-Cola Enterprises, Inc.                                 806,948
      16,087  Constellation Brands, Inc., Class A(2)                      253,692
      29,185  Molson Coors Brewing Co., Class B                         1,427,730
      28,404  Pepsi Bottling Group, Inc.                                  639,374
       3,931  PepsiCo, Inc.                                               215,301
                                                                   --------------
                                                                        4,017,161
                                                                   --------------
BIOTECHNOLOGY -- 2.4%
      88,773  Amgen, Inc.(2)                                            5,126,641
      14,383  Cephalon, Inc.(2)                                         1,108,066
                                                                   --------------
                                                                        6,234,707
                                                                   --------------
BUILDING PRODUCTS -- 0.1%
      18,852  Masco Corp.                                                 209,823
                                                                   --------------
CAPITAL MARKETS -- 2.7%
       7,642  American Capital Ltd.                                        24,760
      52,955  Bank of New York Mellon Corp. (The)                       1,500,215
       2,136  BlackRock, Inc.                                             286,544
      46,033  Charles Schwab Corp. (The)                                  744,354
       2,579  Federated Investors, Inc., Class B                           43,740
       3,906  Goldman Sachs Group, Inc. (The)                             329,627

Shares                                                                      Value

      24,205  Janus Capital Group, Inc.                                 $ 194,366
     102,598  Merrill Lynch & Co., Inc.                                 1,194,241
      43,472  Morgan Stanley                                              697,291
      14,249  Northern Trust Corp.                                        742,943
      42,321  Raymond James Financial, Inc.                               724,959
       9,898  State Street Corp.                                          389,288
       7,150  T. Rowe Price Group, Inc.                                   253,396
                                                                   --------------
                                                                        7,125,724
                                                                   --------------
CHEMICALS -- 1.2%
       5,838  CF Industries Holdings, Inc.                                286,996
      17,889  Dow Chemical Co. (The)                                      269,945
      60,834  E.I. du Pont de Nemours & Co.                             1,539,100
      12,740  Methanex Corp.                                              143,198
      47,880  Terra Industries, Inc.                                      798,160
                                                                   --------------
                                                                        3,037,399
                                                                   --------------
COMMERCIAL BANKS -- 3.3%
       3,835  Bank of Montreal                                             98,521
       8,313  BB&T Corp.                                                  228,275
       3,370  Cullen/Frost Bankers, Inc.                                  170,792
      21,168  International Bancshares Corp.                              462,097
       5,832  PNC Financial Services Group, Inc.                          285,768
       3,935  Regions Financial Corp.                                      31,323
      20,537  Royal Bank of Canada                                        609,127
      14,300  SunTrust Banks, Inc.                                        422,422
      89,285  U.S. Bancorp.                                             2,233,018
     123,916  Wells Fargo & Co.                                         3,653,044
      16,763  Zions Bancorp.                                              410,861
                                                                   --------------
                                                                        8,605,248
                                                                   --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
      70,042  R.R. Donnelley & Sons Co.                                   951,170
       2,335  Republic Services, Inc.                                      57,885
                                                                   --------------
                                                                        1,009,055
                                                                   --------------
COMMUNICATIONS EQUIPMENT -- 1.1%
     133,032  Cisco Systems, Inc.(2)                                    2,168,422
     173,984  Motorola, Inc.                                              770,749
                                                                   --------------
                                                                        2,939,171
                                                                   --------------
COMPUTERS & PERIPHERALS -- 2.9%
      16,628  Apple, Inc.(2)                                            1,419,200
      35,793  EMC Corp.(2)                                                374,753
      96,400  Hewlett-Packard Co.                                       3,498,356
      51,543  Lexmark International, Inc., Class A(2)                   1,386,507
      72,414  Western Digital Corp.(2)                                    829,140
                                                                   --------------
                                                                        7,507,956
                                                                   --------------

------
8

VP Income & Growth

Shares                                                                      Value

CONSTRUCTION & ENGINEERING -- 0.8%
      78,825  EMCOR Group, Inc.(2)                                    $ 1,768,045
       6,467  Fluor Corp.                                                 290,174
                                                                   --------------
                                                                        2,058,219
                                                                   --------------
CONSUMER FINANCE -- 0.5%
      27,830  Capital One Financial Corp.                                 887,499
      47,727  Discover Financial Services                                 454,838
                                                                   --------------
                                                                        1,342,337
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES -- 2.9%
     123,237  Bank of America Corp.                                     1,735,177
     176,010  Citigroup, Inc.                                           1,181,027
     127,762  JPMorgan Chase & Co.                                      4,028,336
      22,546  NYSE Euronext                                               617,309
                                                                   --------------
                                                                        7,561,849
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.0%
     195,365  AT&T, Inc.                                                5,567,902
       4,454  CenturyTel, Inc.                                            121,728
       6,473  Embarq Corp.                                                232,769
     214,392  Qwest Communications International, Inc.                    780,387
     190,082  Verizon Communications, Inc.                              6,443,780
                                                                   --------------
                                                                       13,146,566
                                                                   --------------
ELECTRIC UTILITIES -- 2.4%
       8,216  Duke Energy Corp.                                           123,322
      84,063  Edison International                                      2,700,103
       4,236  Entergy Corp.                                               352,139
      52,422  FPL Group, Inc.                                           2,638,399
      13,188  Progress Energy, Inc.                                       525,542
                                                                   --------------
                                                                        6,339,505
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.4%
      27,036  Emerson Electric Co.                                        989,788
                                                                   --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
     165,925  Celestica, Inc.(2)                                          764,914
                                                                   --------------
ENERGY EQUIPMENT & SERVICES -- 0.2%
       8,398  Oil States International, Inc.(2)                           156,958
      33,078  Patterson-UTI Energy, Inc.                                  380,728
                                                                   --------------
                                                                          537,686
                                                                   --------------
FOOD & STAPLES RETAILING -- 2.5%
       6,938  BJ's Wholesale Club, Inc.(2)                                237,696
      41,505  Kroger Co. (The)                                          1,096,147
      39,288  Safeway, Inc.                                               933,875
       7,505  SUPERVALU, INC.                                             109,573
      10,934  Walgreen Co.                                                269,742
      69,013  Wal-Mart Stores, Inc.                                     3,868,869
                                                                   --------------
                                                                        6,515,902
                                                                   --------------

Shares                                                                      Value

FOOD PRODUCTS -- 3.3%
      19,758  Archer-Daniels-Midland Co.                                $ 569,623
      39,978  Bunge Ltd.                                                2,069,661
      16,107  Corn Products International, Inc.                           464,687
      59,256  General Mills, Inc.                                       3,599,802
       2,615  H.J. Heinz Co.                                               98,324
      15,676  J.M. Smucker Co. (The)                                      679,711
       5,224  Kellogg Co.                                                 229,072
      27,837  Kraft Foods, Inc., Class A                                  747,424
      28,558  Tyson Foods, Inc., Class A                                  250,168
                                                                   --------------
                                                                        8,708,472
                                                                   --------------
GAS UTILITIES -- 0.1%
       8,896  Nicor, Inc.                                                 309,047
                                                                   --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.6%
      31,563  Baxter International, Inc.                                1,691,461
      36,452  Becton, Dickinson & Co.                                   2,492,952
                                                                   --------------
                                                                        4,184,413
                                                                   --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.8%
      48,649  AMERIGROUP Corp.(2)                                       1,436,118
       5,962  Express Scripts, Inc.(2)                                    327,791
       6,937  WellPoint, Inc.(2)                                          292,256
                                                                   --------------
                                                                        2,056,165
                                                                   --------------
HOTELS, RESTAURANTS & LEISURE -- 1.8%
      69,955  McDonald's Corp.                                          4,350,502
       9,967  WMS Industries, Inc.(2)                                     268,112
                                                                   --------------
                                                                        4,618,614
                                                                   --------------
HOUSEHOLD DURABLES -- 0.6%
       5,961  Harman International Industries, Inc.                        99,728
       2,638  NVR, Inc.(2)                                              1,203,587
       5,278  Snap-on, Inc.                                               207,848
       5,035  Tupperware Brands Corp.                                     114,294
                                                                   --------------
                                                                        1,625,457
                                                                   --------------
HOUSEHOLD PRODUCTS -- 3.8%
      13,393  Clorox Co.                                                  744,115
       4,049  Colgate-Palmolive Co.                                       277,519
      68,899  Kimberly-Clark Corp.                                      3,633,733
      88,327  Procter & Gamble Co. (The)                                5,460,375
                                                                   --------------
                                                                       10,115,742
                                                                   --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
     140,103  Reliant Energy, Inc.(2)                                     809,795
                                                                   --------------
INDUSTRIAL CONGLOMERATES -- 1.9%
       8,326  3M Co.                                                      479,078
     278,293  General Electric Co.                                      4,508,347
                                                                   --------------
                                                                        4,987,425
                                                                   --------------

------
9

VP Income & Growth

Shares                                                                      Value

INSURANCE -- 4.1%
      58,022  ACE Ltd.                                                $ 3,070,524
      28,232  American Financial Group, Inc.                              645,948
       7,914  Arch Capital Group Ltd.(2)                                  554,772
      99,314  Aspen Insurance Holdings Ltd.                             2,408,365
      28,817  Axis Capital Holdings Ltd.                                  839,151
       1,963  Endurance Specialty Holdings Ltd.                            59,930
       9,248  Genworth Financial, Inc., Class A                            26,172
       1,831  Lincoln National Corp.                                       34,496
     104,881  Principal Financial Group, Inc.                           2,367,164
       3,285  Sun Life Financial, Inc.                                     76,015
      10,946  Travelers Cos., Inc. (The)                                  494,759
       3,771  Unum Group                                                   70,141
                                                                   --------------
                                                                       10,647,437
                                                                   --------------
INTERNET SOFTWARE & SERVICES -- 0.8%
       4,423  Google, Inc., Class A(2)                                  1,360,736
      34,007  IAC/InterActiveCorp(2)                                      534,930
      26,770  Yahoo!, Inc.(2)                                             326,594
                                                                   --------------
                                                                        2,222,260
                                                                   --------------
IT SERVICES -- 4.6%
     100,083  Accenture Ltd., Class A                                   3,281,722
       2,245  Broadridge Financial Solutions, Inc.                         28,152
      93,178  Computer Sciences Corp.(2)                                3,274,275
      61,310  International Business Machines Corp.                     5,159,850
       2,798  MasterCard, Inc., Class A                                   399,918
                                                                   --------------
                                                                       12,143,917
                                                                   --------------
LEISURE EQUIPMENT & PRODUCTS -- 1.2%
      25,065  Eastman Kodak Co.                                           164,928
     107,429  Hasbro, Inc.                                              3,133,704
                                                                   --------------
                                                                        3,298,632
                                                                   --------------
MACHINERY -- 1.3%
      43,127  Caterpillar, Inc.                                         1,926,483
       6,111  Dover Corp.                                                 201,174
      28,816  Manitowoc Co., Inc. (The)                                   249,547
      48,474  Mueller Water Products, Inc., Class A                       407,182
      15,688  Parker-Hannifin Corp.                                       667,367
                                                                   --------------
                                                                        3,451,753
                                                                   --------------
MEDIA -- 2.5%
     171,927  CBS Corp., Class B                                        1,408,082
     102,854  Comcast Corp., Class A                                    1,736,175
      21,222  Gannett Co., Inc.                                           169,776
     138,662  Walt Disney Co. (The)                                     3,146,241
                                                                   --------------
                                                                        6,460,274
                                                                   --------------

Shares                                                                      Value

METALS & MINING -- 1.2%
      32,875  Freeport-McMoRan Copper & Gold, Inc.                      $ 803,465
      19,805  Nucor Corp.                                                 914,991
       1,892  Reliance Steel & Aluminum Co.                                37,726
      53,945  Southern Copper Corp.                                       866,357
      14,963  United States Steel Corp.                                   556,624
                                                                   --------------
                                                                        3,179,163
                                                                   --------------
MULTILINE RETAIL -- 0.6%
       3,433  Dollar Tree, Inc.(2)                                        143,499
      31,669  Family Dollar Stores, Inc.                                  825,611
      66,315  Macy's, Inc.                                                686,360
                                                                   --------------
                                                                        1,655,470
                                                                   --------------
MULTI-UTILITIES -- 0.3%
       6,518  PG&E Corp.                                                  252,312
      16,725  Public Service Enterprise Group, Inc.                       487,868
                                                                   --------------
                                                                          740,180
                                                                   --------------
OFFICE ELECTRONICS -- 0.4%
     119,059  Xerox Corp.                                                 948,900
                                                                   --------------
OIL, GAS & CONSUMABLE FUELS -- 15.2%
       9,478  Apache Corp.                                                706,395
     108,007  Chevron Corp.                                             7,989,278
     103,363  ConocoPhillips                                            5,354,203
      10,820  Devon Energy Corp.                                          710,982
     209,775  Exxon Mobil Corp.                                        16,746,338
      16,616  Frontline Ltd.                                              492,000
       9,550  Hess Corp.                                                  512,262
      32,049  McMoRan Exploration Co.(2)                                  314,080
      69,077  Occidental Petroleum Corp.                                4,143,929
      18,636  Stone Energy Corp.(2)                                       205,369
       8,634  Sunoco, Inc.                                                375,234
      67,505  Valero Energy Corp.                                       1,460,808
      60,370  W&T Offshore, Inc.                                          864,499
         281  Walter Industries, Inc.                                       4,920
                                                                   --------------
                                                                       39,880,297
                                                                   --------------
PAPER & FOREST PRODUCTS(1)
       4,170  International Paper Co.                                      49,206
                                                                   --------------
PHARMACEUTICALS -- 8.5%
     126,096  Bristol-Myers Squibb Co.                                  2,931,732
     111,601  Eli Lilly & Co.                                           4,494,172
     125,363  Johnson & Johnson                                         7,500,468
       9,063  King Pharmaceuticals, Inc.(2)                                96,249
     409,177  Pfizer, Inc.                                              7,246,525
       2,183  Wyeth                                                        81,885
                                                                   --------------
                                                                       22,351,031
                                                                   --------------

------
10

VP Income & Growth

Shares                                                                      Value

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.2%
          86  Apartment Investment & Management Co., Class A                 $993
       2,471  Boston Properties, Inc.                                     135,905
       6,641  CBL & Associates Properties, Inc.                            43,166
       3,210  Equity Residential                                           95,722
      63,040  Hospitality Properties Trust                                937,405
      52,222  Host Hotels & Resorts, Inc.                                 395,321
      58,129  HRPT Properties Trust                                       195,895
       1,804  Public Storage                                              143,418
      18,061  Simon Property Group, Inc.                                  959,581
       2,411  Vornado Realty Trust                                        145,504
                                                                   --------------
                                                                        3,052,910
                                                                   --------------
ROAD & RAIL -- 0.8%
       2,388  Con-way, Inc.                                                63,521
      21,093  CSX Corp.                                                   684,890
      19,345  Norfolk Southern Corp.                                      910,182
      10,012  Union Pacific Corp.                                         478,573
                                                                   --------------
                                                                        2,137,166
                                                                   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.9%
     180,778  Amkor Technology, Inc.(2)                                   394,096
       3,731  Analog Devices, Inc.                                         70,964
      21,336  Applied Materials, Inc.                                     216,134
      19,925  Broadcom Corp., Class A(2)                                  338,127
     178,995  Intel Corp.                                               2,624,067
       3,221  Linear Technology Corp.                                      71,249
     262,336  LSI Corp.(2)                                                863,085
       7,171  Maxim Integrated Products, Inc.                              81,893
       9,682  Microchip Technology, Inc.                                  189,089
      15,711  Xilinx, Inc.                                                279,970
                                                                   --------------
                                                                        5,128,674
                                                                   --------------
SOFTWARE -- 2.4%
     237,271  Microsoft Corp.                                           4,612,548
      63,916  Oracle Corp.(2)                                           1,133,231
      22,112  Sybase, Inc.(2)                                             547,714
                                                                   --------------
                                                                        6,293,493
                                                                   --------------

Shares                                                                      Value

SPECIALTY RETAIL -- 1.8%
      27,600  AutoNation, Inc.(2)                                       $ 272,688
       8,129  Best Buy Co., Inc.                                          228,506
     195,134  Gap, Inc. (The)                                           2,612,844
      88,052  RadioShack Corp.                                          1,051,341
      27,079  Rent-A-Center, Inc.(2)                                      477,945
                                                                   --------------
                                                                        4,643,324
                                                                   --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
     104,950  Jones Apparel Group, Inc.                                   615,007
       9,037  Polo Ralph Lauren Corp.                                     410,370
       2,885  VF Corp.                                                    158,012
                                                                   --------------
                                                                        1,183,389
                                                                   --------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
      20,753  New York Community Bancorp, Inc.                            248,206
                                                                   --------------
TOBACCO -- 1.9%
     121,204  Altria Group, Inc.                                        1,825,332
      14,784  Lorillard, Inc.                                             833,079
      12,881  Philip Morris International, Inc.                           560,452
      41,956  Reynolds American, Inc.                                   1,691,246
         866  Universal Corp.                                              25,868
                                                                        4,935,977
                                                                   --------------
TOTAL INVESTMENT SECURITIES -- 99.4%
(Cost $304,479,785)                                                   260,862,580
                                                                   --------------
OTHER ASSETS AND LIABILITIES -- 0.6%                                    1,557,207
                                                                   --------------
TOTAL NET ASSETS -- 100.0%                                           $262,419,787
                                                                   ==============

Notes to Schedule of Investments

(1) Industry is less than 0.05% of total net assets.

(2) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS

Investment securities, at value (cost of $304,479,785)               $260,862,580

Receivable for investments sold                                         5,375,832

Receivable for capital shares sold                                         86,018

Dividends and interest receivable                                         577,621
                                                                   --------------
                                                                      266,902,051
                                                                   --------------

LIABILITIES

Disbursements in excess of demand deposit cash                            137,609

Payable for investments purchased                                       4,048,681

Payable for capital shares redeemed                                       142,256

Accrued management fees                                                   150,831

Distribution fees payable                                                   2,887
                                                                   --------------
                                                                        4,482,264
                                                                   --------------

NET ASSETS                                                           $262,419,787
                                                                   ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                              $352,058,201

Undistributed net investment income                                     7,109,634

Accumulated net realized loss on investment transactions             (53,130,843)

Net unrealized depreciation on investments                           (43,617,205)
                                                                   --------------
                                                                     $262,419,787
                                                                   ==============

CLASS I, $0.01 PAR VALUE

Net assets                                                           $245,027,730

Shares outstanding                                                     50,810,281

Net asset value per share                                                   $4.82

CLASS II, $0.01 PAR VALUE

Net assets                                                            $14,261,023

Shares outstanding                                                      2,962,914

Net asset value per share                                                   $4.81

CLASS III, $0.01 PAR VALUE

Net assets                                                             $3,131,034

Shares outstanding                                                        649,213

Net asset value per share                                                   $4.82

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $33,522)                  $ 9,798,006

Interest                                                                   29,048

Securities lending, net                                                    86,097
                                                                   --------------
                                                                        9,913,151
                                                                   --------------

EXPENSES:

Management fees                                                         2,715,920

Distribution fees -- Class II                                              48,481

Directors' fees and expenses                                               11,561

Other expenses                                                              4,975
                                                                   --------------
                                                                        2,780,937
                                                                   --------------

NET INVESTMENT INCOME (LOSS)                                            7,132,214
                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                  (42,741,893)

Change in net unrealized
appreciation (depreciation) on investments                          (119,175,205)
                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                             (161,917,098)
                                                                   --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $(154,784,884)
                                                                   ==============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007

Increase (Decrease) in Net Assets                          2008              2007

OPERATIONS

Net investment income (loss)                        $ 7,132,214       $ 8,358,383

Net realized gain (loss)                           (42,741,893)        47,254,822

Change in net unrealized
appreciation (depreciation)                       (119,175,205)      (50,118,043)
                                                 --------------    --------------
Net increase (decrease) in net assets
resulting from operations                         (154,784,884)         5,495,162
                                                 --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                            (7,806,192)      (11,037,980)

 Class II                                             (347,920)         (440,604)

 Class III                                            (119,914)         (179,392)

From net realized gains:

 Class I                                           (46,765,885)                --

 Class II                                           (2,405,270)                --

 Class III                                            (718,391)                --
                                                 --------------    --------------
Decrease in net assets from distributions          (58,163,572)      (11,657,976)
                                                 --------------    --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                    (38,315,439)     (133,427,908)
                                                 --------------    --------------

Net increase (decrease) in net assets             (251,263,895)     (139,590,722)

NET ASSETS

Beginning of period                                 513,683,682       653,274,404
                                                 --------------    --------------
End of period                                     $ 262,419,787     $ 513,683,682
                                                 ==============    ==============

Undistributed net investment income                  $7,109,634        $8,269,500
                                                 ==============    ==============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, and Class
III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

------
15

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(33,483,970), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(15,215,221) of net capital losses incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
16

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.65% to 0.70% for Class I,
Class II and Class III. The effective annual management fee for each class of the fund for the year ended December 31, 2008 was 0.70%.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2008, were $223,025,296 and
$310,929,489, respectively.

As of December 31, 2008, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                                      $308,911,437
                                                                   ==============
Gross tax appreciation of investments                                $ 26,369,196

Gross tax depreciation of investments                                (74,418,053)
                                                                   --------------
Net tax appreciation (depreciation) of investments                  $(48,048,857)
                                                                   ==============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on return of capital dividends.

------
17

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                         Year ended December 31, 2008    Year ended December 31, 2007
                              Shares           Amount         Shares           Amount
CLASS I/SHARES
AUTHORIZED               300,000,000                     300,000,000
                        ============                    ============
Sold                       3,452,332     $ 22,188,106      5,083,444     $ 44,761,720

Issued in
reinvestment of
distributions              8,120,845       54,572,077      1,329,877       11,037,980

Redeemed                (17,677,958)    (113,820,854)   (20,812,020)    (184,652,230)
                        ------------   --------------   ------------   --------------
                         (6,104,781)     (37,060,671)   (14,398,699)    (128,852,530)
                        ------------   --------------   ------------   --------------
CLASS II/SHARES
AUTHORIZED                50,000,000                      50,000,000
                        ============                    ============
Sold                         565,186        3,419,388        595,141        5,304,481

Issued in
reinvestment of
distributions                409,701        2,753,190         53,085          440,604

Redeemed                   (992,539)      (6,384,231)      (891,140)      (7,902,244)
                        ------------   --------------   ------------   --------------
                            (17,652)        (211,653)      (242,914)      (2,157,159)
                        ------------   --------------   ------------   --------------
CLASS III/SHARES
AUTHORIZED                50,000,000                      50,000,000
                        ============                    ============
Sold                         164,944        1,182,902        432,019        3,839,482

Issued in
reinvestment of
distributions                124,748          838,305         21,614          179,392

Redeemed                   (494,423)   (3,064,322)(1)      (739,245)   (6,437,093)(2)
                        ------------   --------------   ------------   --------------
                           (204,731)      (1,043,115)      (285,612)      (2,418,219)
                        ------------   --------------   ------------   --------------
Net increase
(decrease)               (6,327,164)   $ (38,315,439)   (14,927,225)   $(133,427,908)
                        ============   ==============   ============   ==============

(1) Net redemption fees of $1,903.

(2) Net redemption fees of $8,337.

5. SECURITIES LENDING

As of December 31, 2008, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as a fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

------
18

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities as of December 31, 2008:

                                                               Value of
Valuation Inputs                                        Investment Securities

Level 1 -- Quoted Prices                                     $260,862,580

Level 2 -- Other Significant Observable Inputs                    --

Level 3 -- Significant Unobservable Inputs                        --
                                                           ---------------
                                                             $260,862,580
                                                           ===============

7. BANK LINE OF CREDIT

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2008.

8. INTERFUND LENDING

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC).
This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund's investment policy and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of
Directors. During the year ended December 31, 2008, the fund did not utilize the program.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, the fund hereby designates $8,279,298, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2008 as qualified for the corporate dividends received deduction.

The fund hereby designates $49,884,274, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended December 31,
2008.

------
19

FINANCIAL HIGHLIGHTS
VP Income & Growth

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $8.46      $8.63     $7.51      $7.32      $6.57
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.12       0.12      0.14       0.13       0.14

 Net Realized and
 Unrealized Gain (Loss)          (2.77)     (0.13)      1.12       0.20       0.71
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (2.65)     (0.01)      1.26       0.33       0.85
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.14)     (0.16)    (0.14)     (0.14)     (0.10)

 From Net Realized Gains         (0.85)         --        --         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.99)     (0.16)    (0.14)     (0.14)     (0.10)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.82      $8.46     $8.63      $7.51      $7.32
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (34.59)%    (0.07)%    17.09%      4.63%     12.99%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.70%      0.71%     0.70%      0.70%      0.70%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.86%      1.39%     1.75%      1.81%      2.08%

Portfolio Turnover Rate             57%        54%       63%        76%        75%

Net Assets, End of Period
(in thousands)                 $245,028   $481,304  $615,658   $772,330   $805,904

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP Income & Growth

Class II
For a Share Outstanding Throughout the Years Ended December 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $8.44      $8.62     $7.50      $7.30      $6.56
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.10       0.10      0.12       0.11       0.13

 Net Realized and
 Unrealized Gain (Loss)          (2.76)     (0.14)      1.12       0.22       0.69
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (2.66)     (0.04)      1.24       0.33       0.82
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.12)     (0.14)    (0.12)     (0.13)     (0.08)

 From Net Realized Gains         (0.85)         --        --         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.97)     (0.14)    (0.12)     (0.13)     (0.08)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.81      $8.44     $8.62      $7.50      $7.30
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (34.73)%    (0.43)%    16.81%      4.52%     12.57%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        0.95%      0.96%     0.95%      0.95%      0.95%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.61%      1.14%     1.50%      1.56%      1.83%

Portfolio Turnover Rate             57%        54%       63%        76%        75%

Net Assets, End of
Period (in thousands)           $14,261    $25,158   $27,778    $27,857    $25,218

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

VP Income & Growth

Class III
For a Share Outstanding Throughout the Years Ended December 31
                                   2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $8.46     $8.63      $7.51      $7.32      $6.57
                               --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.12      0.12       0.13       0.13       0.15

 Net Realized and
 Unrealized Gain (Loss)          (2.77)    (0.13)       1.13       0.20       0.70
                               --------  --------   --------   --------   --------
 Total From
 Investment Operations           (2.65)    (0.01)       1.26       0.33       0.85
                               --------  --------   --------   --------   --------
Distributions

 From Net
 Investment Income               (0.14)    (0.16)     (0.14)     (0.14)     (0.10)

 From Net Realized Gains         (0.85)        --         --         --         --
                               --------  --------   --------   --------   --------
 Total Distributions             (0.99)    (0.16)     (0.14)     (0.14)     (0.10)
                               --------  --------   --------   --------   --------
Net Asset Value,
End of Period                     $4.82     $8.46      $8.63      $7.51      $7.32
                               ========  ========   ========   ========   ========

TOTAL RETURN(2)                (34.59)%   (0.07)%     17.09%      4.63%     12.99%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        0.70%     0.71%      0.70%      0.70%      0.70%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.86%     1.39%      1.75%      1.81%      2.08%

Portfolio Turnover Rate             57%       54%        63%        76%        75%

Net Assets, End of
Period (in thousands)            $3,131    $7,222     $9,838     $5,601     $3,683

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the
"Corporation"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Income & Growth Fund, one of the funds constituting American Century Variable
Portfolios, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 10, 2009

------
23

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM) or American Century Global
Investment Management, Inc. (ACGIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
24

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

------
25

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
26

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

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27

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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28

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .       1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0902
CL-ANN-64260

[front cover]

Annual Report
DECEMBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY VARIABLE PORTFOLIOS

VP INTERNATIONAL FUND

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      International Equity Total Returns . . . . . . . . . . . . . . . . .      2

VP INTERNATIONAL

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25
     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     28

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Mark Kopinski, Chief Investment Officer, International Equity

CREDIT CRISIS DEMONSTRATES ITS SCOPE

What started as a credit crisis in the U.S. subprime mortgage market eventually exploded into a worldwide financial sector meltdown in 2008. Frozen credit markets and slowing economic growth led to plunging international stock returns for the 12-month period ended December 31, 2008. Stock investors had nowhere to hide as developed and emerging markets plunged.

For much of the period, soaring oil and commodity prices caused inflation to spike, which added to investors' woes. After peaking at $147 a barrel in July, however, oil prices quickly descended on waning global demand. Other commodity prices followed suit, and near-term inflationary pressures subsided.

JOINT EFFORT PROMPTS RATE CUTS

At the urging of the U.S. Federal Reserve, global central banks launched a coordinated response to combat the mounting credit crisis and restore worldwide market liquidity. Rate cuts represented a key component of this strategy. The Bank of England, which has been cutting rates since December
2007, slashed its key lending rate by 350 basis points during the 12-month period to 2.0%.

Citing sluggish economic growth and severe financial sector strain, Japan implemented its first rate cut in seven years. In early October, Japan's central bank cut the nation's key lending rate to 0.3% from 0.5%.

In Europe, action on the monetary policy front was mixed. As late as July
2008, the European Central Bank (ECB) hiked its key interest rate to combat the effects of rising inflation and a record-high euro. But, as economic conditions worsened and inflationary pressures eased, the ECB finally cut its key lending rate by 175 basis points between October and December to 2.50%.

CONCENTRATING ON OPPORTUNITY

The recent negative financial and economic news makes it difficult to see the opportunities that exist in the current market environment. For example, given their current prices and expected rates of economic growth, certain emerging markets appear attractive on a long-term basis. With our disciplined investment approach, we are as focused as ever on finding and capitalizing on the best international investment opportunities.

International Equity Total Returns
For the 12 months ended December 31, 2008 (in U.S. dollars)

MSCI EM Index                                              -53.18%
MSCI EAFE Growth Index                                     -42.70%
MSCI Europe Index                                          -46.42%
MSCI EAFE Index                                            -43.38%
MSCI World Free Index                                      -40.71%
MSCI EAFE Value Index                                      -44.09%
MSCI Japan Index                                           -29.21%

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2

PERFORMANCE

VP International

Total Returns as of December 31, 2008
                                    Average Annual Returns
                                                         Since      Inception
                     1 year    5 years     10 years    Inception       Date

CLASS I             -44.82%     1.17%       0.15%        3.87%        5/1/94

MSCI EAFE INDEX     -43.38%     1.66%       0.80%      3.07%(1)         --

MSCI EAFE
GROWTH INDEX        -42.70%     1.43%       -1.30%     1.52%(1)         --

Class II            -44.90%     1.02%         --        -0.58%       8/15/01

Class III           -44.82%     1.17%         --         1.03%        5/2/02

Class IV            -44.95%       --          --         0.85%        5/3/04

(1) Since 4/30/94, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP International

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1998

One-Year Returns Over 10 Years
Periods ended December 31

              1999     2000       2001      2002     2003     2004     2005    2006     2007      2008

Class I      64.04%   -16.83%   -29.17%   -20.37%   24.51%   14.92%   13.25%  25.03%   18.06%   -44.82%

MSCI
EAFE
Index        26.96%   -14.17%   -21.44%   -15.94%   38.59%   20.25%   13.54%  26.34%   11.17%   -43.38%

MSCI
EAFE
Growth
Index        29.46%   -24.52%   -24.58%   -16.02%   31.99%   16.13%   13.28%  22.32%   16.46%   -42.70%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY

VP International

Portfolio Managers: Alex Tedder and Raj Gandhi

PERFORMANCE SUMMARY

VP International Growth returned -44.82%* for the 12 months ended December 31,
2008. The portfolio's benchmark, the MSCI EAFE Index, returned -43.38%.

Decelerating economic growth rates and global financial market distress battered international equities during the 12-month period. Fallout from the
U.S. subprime mortgage market meltdown spread throughout the world, resulting in tighter credit conditions, which increasingly restricted corporate access to operating capital and fueled economic anxieties. Every country and sector represented in the benchmark and the portfolio posted double-digit declines for the period.

GREECE LED DETRACTORS

From a regional perspective, our small but overweight position in Greece detracted the most from relative results. Our overweight position in National
Bank of Greece was among the portfolio's weakest holdings. Japan, the portfolio's second-largest country weighting, also detracted from relative results, due to our underweight exposure to the market. The Japanese stock market outperformed MSCI EAFE during the 12-month period, boosted by a surge in the value of the yen versus the U.S. dollar. Stock-specific exposure to
France also weighed on returns.

At the opposite end of the performance spectrum, the United Kingdom, the portfolio's largest country weighting, followed by the Netherlands and
Belgium, made the greatest contributions to the portfolio's relative performance. Within each country, stock selection accounted for the outperformance compared with the benchmark.

UTILITIES, INDUSTRIALS SECTORS LAGGED

The utilities industry represented the portfolio's smallest sector weighting, yet it had the largest negative impact on relative performance. This was due to the portfolio's underweight to the sector combined with unfavorable stock selection. Our position in Finland's state-owned electric utility Fortum Oyj was the sector's poorest performer, due to concerns about the company's exposure to Russia's energy market.

The industrials sector was among the portfolio's top performers in the first half of the period, but slumping worldwide demand landed the sector among the worst contributors--for the portfolio and the benchmark--during the period.
Our overweight to electrical equipment companies accounted for the bulk of the sector's relative underperformance. Q-Cells, a German manufacturer of solar cells, was the sector's weakest stock, tumbling on weak economic data and slowing demand for solar projects.

Top Ten Holdings as of December 31, 2008
                                             % of net          % of net
                                           assets as of      assets as of
                                             12/31/08           6/30/08
Nestle SA                                      2.2%              1.5%
iShares MSCI Japan Index Fund                  2.2%              0.8%
BG Group plc                                   2.1%              2.1%
Nintendo Co. Ltd.                              2.1%              1.6%
Muenchener Rueckversicherungs AG               2.1%               --
ENI SpA                                        2.1%              2.0%
Total SA                                       1.9%              1.9%
SES SA Fiduciary Depositary Receipt            1.9%              1.2%
Tesco plc                                      1.8%              1.9%
Sony Financial Holdings, Inc.                  1.8%              1.4%

*All fund returns referenced in this commentary are for Class I shares.

------
5

VP International

PORTFOLIO'S FINANCIALS BEAT BENCHMARK

Despite the barrage of negative news within the financial industry, the portfolio's financials sector contributed positively to relative performance.
Our underweight combined with favorable stock selection helped the portfolio's results outpace those of the benchmark. The portfolio's consumer discretionary sector also contributed positively to relative performance, with stock selection and our underweight providing favorable results. In particular, our position in Fast Retailing Co., a Japan-based apparel company, drove performance in the sector and was the portfolio's strongest contributor. The company posted strong profit and sales growth during its fiscal year, bucking the otherwise negative trend for Japanese retailers.

The portfolio's health care stocks also were top contributors to relative performance, aided by an overweight position and favorable stock selection.
Denmark's Novo Nordisk AS, a pharmaceutical company specializing in insulin treatments for diabetes, was among the portfolio's top contributors. The portfolio's materials sector also contributed, with Germany's K+S AG driving results and ending the period among the portfolio's top contributors. Rising demand for agrichemical products from consumers and the alternative energy industry fueled gains in the company, which produces potash, a key fertilizer ingredient.

OUTLOOK

VP International primarily invests in companies located in developed countries around the world (excluding the United States). Although we expect further difficulties and volatility in the short term, we will continue to focus on finding companies with sustainable growth characteristics. Where appropriate, we will take advantage of market weaknesses to add to high conviction names.

Types of Investments in Portfolio
                                             % of net          % of net
                                           assets as of      assets as of
                                             12/31/08           6/30/08
Foreign Common Stocks                          99.4%             99.6%
Temporary Cash Investments                     0.4%               --
Other Assets and Liabilities(1)                0.2%              0.4%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of December 31, 2008
                                             % of net          % of net
                                           assets as of      assets as of
                                             12/31/08           6/30/08
United Kingdom                                 20.7%             20.5%
Japan                                          17.8%             13.2%
Switzerland                                    11.0%             9.6%
France                                         8.2%              7.1%
Germany                                        6.8%              8.9%
Italy                                          4.0%              4.6%
Spain                                          3.8%              3.4%
Netherlands                                    3.6%              0.6%
Australia                                      3.3%              5.7%
Belgium                                        2.8%              2.8%
Canada                                         2.5%              2.6%
Other Countries                                14.9%             20.6%
Cash and Equivalents(2)                        0.6%              0.4%

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  Expenses Paid
                    Beginning        Ending      During Period*
                  Account Value   Account Value     7/1/08 -         Annualized
                     7/1/08         12/31/08        12/31/08       Expense Ratio*
ACTUAL

Class I              $1,000          $599.40          $5.19            1.29%

Class II             $1,000          $599.00          $5.79            1.44%

Class III            $1,000          $599.40          $5.19            1.29%

Class IV             $1,000          $598.40          $5.79            1.44%

HYPOTHETICAL

Class I              $1,000         $1,018.65         $6.55            1.29%

Class II             $1,000         $1,017.90         $7.30            1.44%

Class III            $1,000         $1,018.65         $6.55            1.29%

Class IV             $1,000         $1,017.90         $7.30            1.44%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS

VP International

DECEMBER 31, 2008

Shares                                                                       Value

Common Stocks -- 99.4%

AUSTRALIA -- 3.3%
          233,919  BHP Billiton Ltd.                                    $4,926,644
          247,043  CSL Ltd.                                              5,833,554
          115,490  Rio Tinto Ltd.                                        3,093,397
          467,900  Telstra Corp. Ltd.                                    1,252,852
                                                                      ------------
                                                                        15,106,447
                                                                      ------------
BELGIUM -- 2.8%
          153,639  Anheuser-Busch InBev NV                               3,562,019
           30,140  KBC Groep NV                                            910,371
          440,207  SES SA Fiduciary Depositary Receipt                   8,474,242
                                                                      ------------
                                                                        12,946,632
                                                                      ------------
BERMUDA -- 0.3%
           22,946  Lazard Ltd., Class A                                    682,414
           57,150  Seadrill Ltd.                                           465,818
                                                                      ------------
                                                                         1,148,232
                                                                      ------------
BRAZIL -- 1.6%
          312,300  Cia Vale do Rio Doce, preference shares               3,280,984
          371,700  Redecard SA                                           4,144,422
                                                                      ------------
                                                                         7,425,406
                                                                      ------------
CANADA -- 2.5%
           53,990  Canadian National Railway Co.                         1,958,422
           46,930  EnCana Corp.                                          2,181,306
          166,450  Research In Motion Ltd.(1)                            6,754,541
           11,910  Shoppers Drug Mart Corp.                                463,569
                                                                      ------------
                                                                        11,357,838
                                                                      ------------
CZECH REPUBLIC -- 0.8%
           93,340  CEZ AS                                                3,793,332
                                                                      ------------
DENMARK -- 1.8%
          122,134  Novo Nordisk AS B Shares                              6,215,324
           34,580  Vestas Wind Systems AS(1)                             2,055,224
                                                                      ------------
                                                                         8,270,548
                                                                      ------------
FINLAND -- 0.9%
          108,020  Fortum Oyj                                            2,320,205
           85,600  Nokia Oyj                                             1,327,052
           41,799  Stora Enso Oyj R Shares                                 326,293
                                                                      ------------
                                                                         3,973,550
                                                                      ------------
FRANCE -- 8.2%
           26,080  Air Liquide SA                                        2,386,182
           69,390  ALSTOM SA                                             4,097,678
          216,664  AXA SA                                                4,830,462
           63,890  BNP Paribas                                           2,697,846
           29,320  Cie Generale d'Optique Essilor
                   International SA                                      1,375,698

Shares                                                                       Value

           47,730  Compagnie Generale des Etablissements Michelin,
                   Class B                                              $2,502,685
           57,120  GDF Suez                                              2,828,984
           28,000  Groupe Danone                                         1,689,940
           49,082  Suez Environnement SA(1)                                827,614
          159,670  Total SA                                              8,704,841
           52,618  Ubisoft Entertainment SA(1)                           1,028,759
          128,530  Vivendi                                               4,184,638
                                                                      ------------
                                                                        37,155,327
                                                                      ------------
GERMANY -- 6.8%
           14,040  adidas AG                                               539,981
           50,420  Bayer AG                                              2,961,912
           32,900  Deutsche Boerse AG                                    2,396,184
          263,466  Deutsche Telekom AG                                   4,002,990
          148,123  Fresenius Medical Care AG & Co. KGaA                  6,945,955
           42,860  GEA Group AG                                            734,907
           28,804  K+S AG                                                1,653,640
           60,410  Muenchener Rueckversicherungs AG                      9,493,255
            6,461  Q-Cells AG(1)                                           234,475
           49,160  SAP AG                                                1,761,853
                                                                      ------------
                                                                        30,725,152
                                                                      ------------
GREECE -- 1.3%
           51,470  Coca-Cola Hellenic Bottling Co. SA                      750,824
          282,931  National Bank of Greece SA                            5,239,950
                                                                      ------------
                                                                         5,990,774
                                                                      ------------
HONG KONG -- 1.3%
           93,000  China Mobile Ltd.                                       942,909
          104,400  Hang Seng Bank Ltd.                                   1,378,869
          598,000  Li & Fung Ltd.                                        1,031,740
        1,671,500  Link Real Estate Investment Trust (The)               2,778,516
                                                                      ------------
                                                                         6,132,034
                                                                      ------------
INDIA -- 1.0%
          183,960  Bharti Airtel Ltd.(1)                                 2,717,545
           55,884  Housing Development Finance Corp. Ltd.                1,742,622
                                                                      ------------
                                                                         4,460,167
                                                                      ------------
IRELAND -- 1.5%
           32,230  CRH plc                                                 813,410
          507,260  Experian plc                                          3,176,679
          100,132  Ryanair Holdings plc ADR(1)                           2,911,839
                                                                      ------------
                                                                         6,901,928
                                                                      ------------

------
8

VP International

Shares                                                                       Value

ISRAEL -- 0.8%
           90,500  Teva Pharmaceutical Industries Ltd. ADR              $3,852,585
                                                                      ------------
ITALY -- 4.0%
          399,120  ENI SpA                                               9,457,506
          113,920  Finmeccanica SpA                                      1,745,100
          369,910  Intesa Sanpaolo SpA                                   1,332,392
          329,269  Saipem SpA                                            5,528,876
                                                                      ------------
                                                                        18,063,874
                                                                      ------------
JAPAN -- 17.8%
           69,200  Benesse Corp.                                         3,024,424
              460  Central Japan Railway Co.                             3,975,721
           99,800  FamilyMart Co. Ltd.                                   4,335,483
           24,800  FAST RETAILING CO. LTD.                               3,614,359
           97,600  Honda Motor Co. Ltd.                                  2,116,680
        1,030,930  iShares MSCI Japan Index Fund                         9,896,928
          273,000  Japan Steel Works Ltd. (The)                          3,809,507
          131,000  Konami Corp.                                          3,372,530
          115,300  Kurita Water Industries Ltd.                          3,106,121
           80,300  Mitsubishi Corp.                                      1,127,287
           96,000  Mitsubishi Estate Co. Ltd.                            1,583,155
          663,600  Mitsubishi UFJ Financial Group, Inc.                  4,117,587
           25,300  Nintendo Co. Ltd.                                     9,720,131
            7,050  Rakuten, Inc.(1)                                      4,488,445
          146,100  Softbank Corp.                                        2,645,818
            2,085  Sony Financial Holdings, Inc.                         8,006,829
              350  Sumitomo Mitsui Financial Group, Inc.                 1,516,116
           69,300  Terumo Corp.                                          3,245,389
          807,000  Tokyo Gas Co. Ltd.                                    4,089,453
           41,800  Uni-Charm Corp.                                       3,159,519
                                                                      ------------
                                                                        80,951,482
                                                                      ------------
LUXEMBOURG -- 0.2%
           22,050  Millicom International Cellular SA                      990,265
                                                                      ------------
MEXICO -- 0.2%
          120,280  Cemex SAB de CV ADR(1)                                1,099,359
                                                                      ------------
NETHERLANDS -- 3.6%
           45,010  ASML Holding NV                                         803,208
          635,980  Koninklijke Ahold NV                                  7,816,516
          463,380  Koninklijke KPN NV                                    6,719,410
           45,260  Randstad Holding NV                                     918,848
                                                                      ------------
                                                                        16,257,982
                                                                      ------------

Shares                                                                       Value

PEOPLE'S REPUBLIC OF CHINA -- 1.2%
          929,000  China Communications Construction
                   Co. Ltd. H Shares                                    $1,161,109
        1,844,500  China Merchants Bank Co. Ltd. H Shares                3,458,036
           28,230  iShares FTSE/Xinhua China 25 Index Fund                 823,751
                                                                      ------------
                                                                         5,442,896
                                                                      ------------
SINGAPORE -- 0.6%
          280,000  United Overseas Bank Ltd.                             2,527,577
                                                                      ------------
SOUTH KOREA -- 0.8%
           53,970  Hyundai Motor Co.                                     1,737,383
            5,170  Samsung Electronics Co. Ltd.                          1,877,319
                                                                      ------------
                                                                         3,614,702
                                                                      ------------
SPAIN -- 3.8%
          545,895  Banco Santander SA                                    5,268,504
          233,560  Cintra Concesiones de Infraestructuras de
                   Transporte SA                                         1,757,245
          200,770  Indra Sistemas SA                                     4,561,912
          256,980  Telefonica SA                                         5,760,330
                                                                      ------------
                                                                        17,347,991
                                                                      ------------
SWEDEN -- 0.2%
           19,830  H & M Hennes & Mauritz AB B Shares                      774,878
                                                                      ------------
SWITZERLAND -- 11.0%
          177,880  ABB Ltd.(1)                                           2,681,401
           59,090  Actelion Ltd.(1)                                      3,328,026
           40,180  Credit Suisse Group AG                                1,101,304
           66,910  EFG International AG                                  1,198,186
          150,900  Julius Baer Holding AG                                5,804,779
           26,070  Lonza Group AG                                        2,410,041
          257,520  Nestle SA                                            10,149,526
          148,950  Novartis AG                                           7,463,063
           41,696  Roche Holding AG                                      6,418,419
            2,800  SGS SA                                                2,931,425
           34,350  Syngenta AG                                           6,654,646
                                                                      ------------
                                                                        50,140,816
                                                                      ------------
TAIWAN (REPUBLIC OF CHINA) -- 0.4%
          229,550  Hon Hai Precision Industry Co. Ltd.                     452,548
          144,780  Taiwan Semiconductor Manufacturing
                   Co. Ltd. ADR                                          1,143,762
                                                                      ------------
                                                                         1,596,310
                                                                      ------------

------
9

VP International

Shares                                                                       Value

UNITED KINGDOM -- 20.7%
          230,024  Admiral Group plc                                    $3,038,233
          140,370  AMEC plc                                              1,001,894
          178,000  AstraZeneca plc                                       7,212,316
          124,923  Autonomy Corp. plc(1)                                 1,719,450
          130,950  BAE Systems plc                                         713,711
          704,230  BG Group plc                                          9,777,361
          110,353  British American Tobacco plc                          2,867,341
          864,320  British Sky Broadcasting Group plc                    6,013,656
          128,490  Cadbury plc                                           1,124,811
          402,591  Capita Group plc (The)                                4,289,607
           63,220  Carnival plc                                          1,377,402
          830,788  Cobham plc                                            2,470,182
          970,880  Compass Group plc                                     4,817,908
          314,078  GlaxoSmithKline plc                                   5,830,668
          310,480  HSBC Holdings plc                                     2,980,390
          288,380  International Power plc                               1,001,281
          855,510  Kingfisher plc                                        1,673,144
          250,519  Man Group plc                                           864,691
          108,850  Next plc                                              1,704,169
          175,437  Reckitt Benckiser Group plc                           6,535,802
          495,470  Reed Elsevier plc                                     3,611,393
          390,090  Scottish & Southern Energy plc                        6,868,630
          132,810  Standard Chartered plc                                1,697,751
        1,546,301  Tesco plc                                             8,056,090
          416,510  TUI Travel plc                                        1,407,989
        2,857,940  Vodafone Group plc                                    5,753,357
                                                                      ------------
                                                                        94,409,227
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $492,994,757)                                                    452,457,311
                                                                      ------------

Shares                                                                       Value

Temporary Cash Investments -- 0.4%

          250,728  JPMorgan U.S. Treasury Plus Money Market Fund
                   Agency Shares                                         $ 250,728

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 8.125%,
8/15/09, valued at $1,432,980), in a joint trading account at
0.02%, dated 12/31/08, due 1/2/09 (Delivery value $1,400,002)            1,400,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,650,728)                                                        1,650,728
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $494,645,485)                                                    454,108,039
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.2%                                       904,059
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $455,012,098
                                                                      ============

Market Sector Diversification
(as a % of net assets)
Financials                                                  17.7%
Health Care                                                 13.9%
Consumer Discretionary                                      11.7%
Consumer Staples                                            11.1%
Industrials                                                 10.1%
Energy                                                       8.1%
Information Technology                                       7.6%
Telecommunication Services                                   6.8%
Materials                                                    5.3%
Utilities                                                    4.8%
Diversified                                                  2.3%
Cash and Equivalents*                                        0.6%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

FTSE = Financial Times Stock Exchange

MSCI = Morgan Stanley Capital International

(1) Non-income producing.

Geographic classifications and market sector diversification are unaudited.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS

Investment securities, at value (cost of $494,645,485)                $454,108,039

Foreign currency holdings, at value (cost of $520,357)                     514,956

Receivable for investments sold                                            953,719

Receivable for capital shares sold                                         538,552

Dividends and interest receivable                                          691,327

Other assets                                                                51,278
                                                                     -------------
                                                                       456,857,871
                                                                     -------------

LIABILITIES

Disbursements in excess of demand deposit cash                             148,164

Payable for investments purchased                                          825,747

Payable for capital shares redeemed                                        363,824

Accrued management fees                                                    490,366

Distribution fees payable                                                   17,672
                                                                     -------------
                                                                         1,845,773
                                                                     -------------

NET ASSETS                                                            $455,012,098
                                                                     =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $600,598,543

Undistributed net investment income                                      9,286,484

Accumulated net realized loss on investment and foreign currency
transactions                                                         (114,325,051)

Net unrealized depreciation on investments
and translation of assets and liabilities
in foreign currencies                                                 (40,547,878)
                                                                     -------------
                                                                      $455,012,098
                                                                     =============

CLASS I, $0.01 PAR VALUE

Net assets                                                            $310,899,453

Shares outstanding                                                      52,353,651

Net asset value per share                                                    $5.94

CLASS II, $0.01 PAR VALUE

Net assets                                                             $75,869,024

Shares outstanding                                                      12,799,693

Net asset value per share                                                    $5.93

CLASS III, $0.01 PAR VALUE

Net assets                                                             $57,369,314

Shares outstanding                                                       9,660,063

Net asset value per share                                                    $5.94

CLASS IV, $0.01 PAR VALUE

Net assets                                                             $10,874,307

Shares outstanding                                                       1,833,403

Net asset value per share                                                    $5.93

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $1,687,742)               $ 19,653,203

Interest                                                                    84,866

Securities lending, net                                                    752,018
                                                                    --------------
                                                                        20,490,087
                                                                    --------------

EXPENSES:

Management fees                                                          9,292,797

Distribution fees:

 Class II                                                                  324,551

 Class IV                                                                   46,679

Directors' fees and expenses                                                26,158

Other expenses                                                              34,286
                                                                    --------------
                                                                         9,724,471
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                            10,765,616
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions (net of foreign taxes
accrued of $(30,109))                                                (129,899,066)

Foreign currency transactions                                           16,461,419
                                                                    --------------
                                                                     (113,437,647)
                                                                    --------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments (net of foreign taxes accrued of $915,690)               (255,703,619)

Translation of assets and liabilities
in foreign currencies                                                 (49,965,563)
                                                                    --------------
                                                                     (305,669,182)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (419,106,829)
                                                                    --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $(408,341,213)
                                                                    ==============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007

Increase (Decrease) in Net Assets                       2008            2007

OPERATIONS

Net investment income (loss)                          $10,765,616      $ 9,430,665

Net realized gain (loss)                            (113,437,647)      137,595,970

Change in net unrealized
appreciation (depreciation)                         (305,669,182)       11,731,508
                                                    -------------   --------------
Net increase (decrease) in net assets resulting
from operations                                     (408,341,213)      158,758,143
                                                    -------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                              (4,434,878)      (4,397,585)

 Class II                                               (883,693)        (920,556)

 Class III                                              (812,657)        (867,411)

 Class IV                                               (126,444)         (81,096)

From net realized gains:

 Class I                                             (52,094,120)               --

 Class II                                            (13,029,835)               --

 Class III                                            (9,545,840)               --

 Class IV                                             (1,864,389)               --
                                                    -------------   --------------
Decrease in net assets from distributions            (82,791,856)      (6,266,648)
                                                    -------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                           (84,095,855)     (38,507,694)
                                                    -------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS               (575,228,924)      113,983,801

NET ASSETS

Beginning of period                                 1,030,241,022      916,257,221
                                                    -------------   --------------
End of period                                       $ 455,012,098   $1,030,241,022
                                                    =============   ==============

Undistributed net investment income                    $9,286,484       $5,655,713
                                                    =============   ==============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in stocks of foreign companies that management believes will increase in value over time.
The fund will invest primarily in securities of issuers located in at least three developed countries (excluding the United States). The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
14

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund had capital and currency loss deferrals of
$(44,457,982) and $(18,327), respectively, which represent net capital and foreign currency losses incurred in the two-month period ended December 31,
2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
15

As of December 31, 2008, the fund had accumulated capital losses of
$(54,865,268), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryover expires in 2016.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the
investment advisor), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940
Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds
(such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 1.00% to 1.50%
for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV.
The effective annual management fee for each class of the fund for the year ended December 31, 2008 was 1.23%, 1.13%, 1.23% and 1.13% for Class I, Class
II, Class III and Class IV, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan for Class II and a separate Master Distribution Plan for
Class IV (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act.
The plans provide that Class II and Class IV will pay American Century
Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%.
The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31,
2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

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16

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2008, were $891,082,566 and
$1,043,650,998, respectively.

As of December 31, 2008, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                                  $ 509,795,048
                                                                 =============
Gross tax appreciation of investments                              $40,675,980

Gross tax depreciation of investments                             (96,362,989)
                                                                 -------------
Net tax appreciation (depreciation) of investments               $(55,687,009)
                                                                 =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investments companies.

4. CAPITAL SHARE TRANSACTIONS

                       Year ended December 31, 2008       Year ended December 31, 2007
                           Shares            Amount          Shares             Amount
CLASS I/
SHARES AUTHORIZED     300,000,000                       300,000,000
                     ============                      ============
Sold                    8,854,885       $80,255,338      11,403,571      $ 128,126,022

Issued in
reinvestment of
distributions           5,803,799        56,528,998         442,859          4,397,585

Redeemed             (21,541,269)     (196,014,404)    (13,918,302)      (153,498,425)
                     ------------   ---------------    ------------   ----------------
                      (6,882,585)      (59,230,068)     (2,071,872)       (20,974,818)
                     ------------   ---------------    ------------   ----------------
CLASS II/
SHARES AUTHORIZED      50,000,000                        50,000,000
                     ============                      ============
Sold                    1,310,118        11,446,827       1,252,967         14,069,808

Issued in
reinvestment
of distributions        1,429,962        13,913,528          92,798            920,556

Redeemed              (4,805,106)      (41,221,219)     (2,414,771)       (26,727,006)
                     ------------   ---------------    ------------   ----------------
                      (2,065,026)      (15,860,864)     (1,069,006)       (11,736,642)
                     ------------   ---------------    ------------   ----------------
CLASS III/
SHARES AUTHORIZED      50,000,000                        50,000,000
                     ============                      ============
Sold                      612,824         5,291,757       1,020,710         11,318,614

Issued in
reinvestment of
distributions           1,063,501        10,358,497          87,353            867,411

Redeemed              (2,846,327)   (24,363,966)(1)     (2,269,465)    (25,055,813)(2)
                     ------------   ---------------    ------------   ----------------
                      (1,170,002)       (8,713,712)     (1,161,402)       (12,869,788)
                     ------------   ---------------    ------------   ----------------
CLASS IV/
SHARES AUTHORIZED      50,000,000                        50,000,000
                     ============                      ============
Sold                      440,677         4,345,289         882,964         10,069,035

Issued in
reinvestment of
distributions             204,398         1,990,833           8,167             81,096

Redeemed                (779,215)    (6,627,333)(3)       (288,111)     (3,076,577)(4)
                     ------------   ---------------    ------------   ----------------
                        (134,140)         (291,211)         603,020          7,073,554
                     ------------   ---------------    ------------   ----------------
Net increase
(decrease)           (10,251,753)     $(84,095,855)     (3,699,260)      $(38,507,694)
                     ============   ===============    ============   ================

(1) Net of redemption fees of $13,402.

(2) Net of redemption fees of $13,588.

(3) Net of redemption fees of $7,526.

(4) Net of redemption fees of $5,894.

------
17

5. SECURITIES LENDING

As of December 31, 2008, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as a fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities as of December 31, 2008:

                                                                       Value of
Valuation Inputs                                          Investment Securities

Level 1 -- Quoted Prices                                           $ 30,587,478

Level 2 -- Other Significant Observable Inputs                      423,520,561

Level 3 -- Significant Unobservable Inputs                                   --
                                                             ------------------
                                                                   $454,108,039
                                                             ==================

7. BANK LINE OF CREDIT

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2008.

8. INTERFUND LENDING

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC).
This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund's investment policies and borrowing and lending limits.
The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates.
Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2008, the fund did not utilize the program.

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18

9. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include, but are not limited to, those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

As of December 31, 2008, the fund designates $1,687,742 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States.

The fund hereby designates $76,529,128 of long-term capital gain distributions for the fiscal year ended December 31, 2008.

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19

FINANCIAL HIGHLIGHTS

VP International

Class I

For a Share Outstanding Throughout the Years Ended December 31

                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $11.86     $10.12     $8.23      $7.35      $6.43
                               --------   --------  --------   --------   --------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                  0.13       0.11      0.05       0.09       0.04

 Net Realized
 and Unrealized
 Gain (Loss)                     (5.06)       1.70      1.98       0.88       0.92
                               --------   --------  --------   --------   --------
 Total From
 Investment
 Operations                      (4.93)       1.81      2.03       0.97       0.96
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.08)     (0.07)    (0.14)     (0.09)     (0.04)

 From Net
 Realized Gains                  (0.91)         --        --         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.99)     (0.07)    (0.14)     (0.09)     (0.04)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $5.94     $11.86    $10.12      $8.23      $7.35
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (44.82)%     18.06%    25.03%     13.25%     14.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.24%      1.20%     1.23%      1.23%      1.27%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.45%      1.00%     0.57%      1.15%      0.59%

Portfolio Turnover Rate            116%       101%       98%        97%       120%

Net Assets, End of Period
(in thousands)                 $310,899   $702,517  $620,235   $558,013   $537,982

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP International

Class II

For a Share Outstanding Throughout the Years Ended December 31

                                    2008       2007      2006       2005      2004

PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $11.84     $10.10     $8.22      $7.34     $6.42
                                --------   --------  --------   --------   -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                   0.11       0.09      0.04       0.07      0.02

 Net Realized
 and Unrealized
 Gain (Loss)                      (5.05)       1.71      1.97       0.88      0.93
                                --------   --------  --------   --------   -------
 Total From
 Investment
 Operations                       (4.94)       1.80      2.01       0.95      0.95
                                --------   --------  --------   --------   -------
Distributions

 From Net
 Investment Income                (0.06)     (0.06)    (0.13)     (0.07)    (0.03)

 From Net
 Realized Gains                   (0.91)         --        --         --        --
                                --------   --------  --------   --------   -------
 Total Distributions              (0.97)     (0.06)    (0.13)     (0.07)    (0.03)
                                --------   --------  --------   --------   -------
Net Asset Value,
End of Period                      $5.93     $11.84    $10.10      $8.22     $7.34
                                ========   ========  ========   ========   =======

TOTAL RETURN(2)                 (44.90)%     17.92%    24.74%     13.11%    14.77%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                         1.39%      1.35%     1.38%      1.38%     1.42%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                 1.30%      0.85%     0.42%      1.00%     0.44%

Portfolio Turnover Rate             116%       101%       98%        97%      120%

Net Assets, End of Period
(in thousands)                   $75,869   $175,972  $160,914   $123,337   $81,773

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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21

VP International

Class III

For a Share Outstanding Throughout the Years Ended December 31

                                    2008       2007      2006       2005      2004

PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $11.86     $10.12     $8.23      $7.36     $6.43
                                --------   --------  --------   --------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                   0.13       0.11      0.05       0.09      0.04

 Net Realized
 and Unrealized
 Gain (Loss)                      (5.06)       1.70      1.98       0.87      0.93
                                --------   --------  --------   --------   -------
 Total From
 Investment
 Operations                       (4.93)       1.81      2.03       0.96      0.97
                                --------   --------  --------   --------   -------

Distributions

 From Net
 Investment Income                (0.08)     (0.07)    (0.14)     (0.09)    (0.04)

 From Net
 Realized Gains                   (0.91)         --        --         --        --
                                --------   --------  --------   --------   -------
 Total Distributions              (0.99)     (0.07)    (0.14)     (0.09)    (0.04)
                                --------   --------  --------   --------   -------
Net Asset Value,
End of Period                      $5.94     $11.86    $10.12      $8.23     $7.36
                                ========   ========  ========   ========   =======

TOTAL RETURN(2)                 (44.82)%     18.06%    25.03%     13.10%    15.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                         1.24%      1.20%     1.23%      1.23%     1.27%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                 1.45%      1.00%     0.57%      1.15%     0.59%

Portfolio Turnover Rate             116%       101%       98%        97%      120%

Net Assets, End of Period
(in thousands)                   $57,369   $128,447  $121,320   $107,098   $96,358

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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22

VP International

Class IV

For a Share Outstanding Throughout the Years Ended December 31
(except as noted)

                                    2008      2007     2006      2005      2004(1)

PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $11.85    $10.10    $8.22     $7.35        $6.47
                                --------   -------  -------   -------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                   0.12      0.09     0.04      0.08        --(3)

 Net Realized
 and Unrealized
 Gain (Loss)                      (5.07)      1.72     1.97      0.87         0.88
                                --------   -------  -------   -------     --------
 Total From
 Investment Operations            (4.95)      1.81     2.01      0.95         0.88
                                --------   -------  -------   -------     --------
Distributions

 From Net
 Investment Income                (0.06)    (0.06)   (0.13)    (0.08)           --

 From Net
 Realized Gains                   (0.91)        --       --        --           --
                                --------   -------  -------   -------     --------
 Total Distributions              (0.97)    (0.06)   (0.13)    (0.08)           --
                                --------   -------  -------   -------     --------
Net Asset Value,
End of Period                      $5.93    $11.85   $10.10     $8.22        $7.35
                                ========   =======  =======   =======     ========

TOTAL RETURN(4)                 (44.95)%    17.90%   24.86%    12.97%       13.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                         1.39%     1.35%    1.38%     1.38%     1.42%(5)

Ratio of Net Investment
Income (Loss) to
Average Net Assets                 1.30%     0.85%    0.42%     1.00%   (0.01)%(5)

Portfolio Turnover Rate             116%      101%      98%       97%      120%(6)

Net Assets, End of Period
(in thousands)                   $10,874   $23,306  $13,788   $10,420       $6,294

(1) May 3, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------
23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the
"Corporation"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
International Fund, one of the funds constituting American Century Variable
Portfolios, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 10, 2009

------
24

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM) or American Century Global
Investment Management, Inc. (ACGIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
25

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

------
26

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
27

ADDITIONAL INFORMATION

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (EMERGING MARKETS) INDEX represents the performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
28

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .        1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES. . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0902
CL-ANN-64262

[front cover]

ANNUAL REPORT
DECEMBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY VARIABLE PORTFOLIOS

VP LARGE COMPANY VALUE FUND

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

A HISTORIC MARKET DECLINE

In 2008, the U.S. stock market ended a five-year winning streak in history-making fashion, suffering its worst calendar-year loss since the Great
Depression. The catalysts for this historic decline included a debilitating credit crisis, calamity in the financial sector, and a year-long recession.

The credit environment deteriorated steadily throughout the year, and a deepening liquidity crisis--ignited by the mortgage-market meltdown in
2007--led to an increasingly urgent need for capital at many financial companies. The crisis reached a tipping point in September as a number of venerable financial institutions faced bankruptcy, a federal government bailout, or takeover by a competitor.

The credit crunch exacerbated the weakness in the U.S. economy, which officially entered a recession in December 2007. Escalating job losses pushed the unemployment rate up to a 16-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, contributing to a global economic downturn.

The federal government responded decisively with extraordinary levels of fiscal and monetary assistance--including an unprecedented series of interest rate cuts by the Federal Reserve--to stimulate economic activity and prevent a collapse in the financial system. Other central banks and governments contributed additional stimulus in a globally coordinated effort.

SOWING THE SEEDS OF RECOVERY

Despite the exceptional government intervention, economic and credit conditions continued to worsen throughout the year, triggering a steep stock market decline and a dramatic increase in day-to-day market volatility. As the accompanying table illustrates, the broad equity indices fell by more than 35%
in 2008--their worst performance in more than 70 years.

A market downturn of this magnitude plays the sometimes necessary role of correcting past market misbehavior and eliminating excesses and inefficiencies. The current downturn was years in the making, and it will take time for the financial relief and economic stimulus measures to reach fruition. However, we are confident that the pieces are in place to build the foundation of a sustainable market recovery.

U.S. Stock Index Returns
For the 12 months ended December 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -37.60%
Russell 1000 Value Index              -36.85%
Russell 1000 Growth Index             -38.44%

RUSSELL MIDCAP INDEX                  -41.46%
Russell Midcap Value Index            -38.44%
Russell Midcap Growth Index           -44.32%

RUSSELL 2000 INDEX (SMALL-CAP)        -33.79%
Russell 2000 Value Index              -28.92%
Russell 2000 Growth Index             -38.54%

------
2

PERFORMANCE
VP Large Company Value

Total Returns as of December 31, 2008
                                               Average
                                           Annual Returns
                                                Since
                                  1 year      Inception     Inception Date

CLASS II                         -37.42%      -3.89%(1)        10/29/04

RUSSELL 1000 VALUE INDEX(2)      -36.85%       -2.60%             --

S&P 500 INDEX(2)                 -37.00%       -3.32%             --

Class I                          -37.28%      -5.41%(1)         12/1/04

(1) Returns would have been lower if management fees had not been voluntarily reimbursed and/or waived.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2009 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Large Company Value

Growth of $10,000 Over Life of Class

$10,000 investment made October 29, 2004

One-Year Returns Over Life of Class
Periods ended December 31
                              2004*    2005      2006      2007      2008

Class II                      8.52%  5.59%**   19.78%**   -1.35%   -37.42%

Russell 1000 Value Index      8.57%   7.05%     22.25%    -0.17%   -36.85%

S&P 500 Index                 7.59%   4.91%     15.79%     5.49%   -37.00%

* From 10/29/04, Class II's inception date, to 12/31/04. Not annualized.

** Returns would have been lower, along with the ending value, if management fees had not been voluntarily reimbursed and/or waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
VP Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

PERFORMANCE SUMMARY

VP Large Company Value declined -37.28%* for the 12 months ended December 31,
2008. By comparison, its benchmark, the Russell 1000 Value Index, declined
-36.85%, while the broader market, as measured by the S&P 500 Index, declined
-37.00%. The portfolio's returns reflect operating expenses, while the indices' returns do not. The average return for Morningstar's Large Cap Value category (whose performance, like Large Company Value's, reflects fund operating expenses) was -37.25%.**

VP Large Company Value's performance for the period was hampered by the challenging market environment described in the Market Perspective on page 2.
Volatility was extreme on a day-to-day basis and U.S. equity indices were universally down for the 12-month period, with value and growth stocks generally providing similar returns. The portfolio was slowed by its mix of financials and utilities stocks. It benefited from positions in the health care, information technology, materials, and consumer discretionary sectors.

FINANCIALS HINDERED PROGRESS

Despite an underweight, the financials sector was the largest source of underperformance versus the benchmark. Although we continue to approach the sector with caution and selectivity, the best relative values were the most adversely affected by the financial crisis.

In particular, VP Large Company Value was hampered by its mix of insurance, mortgage finance, and diversified financial services stocks. Three top detractors were financial giant Citigroup; life, property, and casualty insurer Hartford Financial Services Group; and American International Group
(AIG), the leading U.S.-based international insurer. Shares of Citigroup, which declined dramatically on worries that it had inadequate capital, stabilized only after the announcement of a U.S. government capital infusion.
Hartford's stock price fell on similar fears, while AIG's shares lost significant value when the Federal Reserve had to rescue the company from bankruptcy. The portfolio's positions in Hartford and AIG have been eliminated.

UTILITIES DETRACTED

The portfolio's underweight in the utilities sector was another drag on results. We believe that utilities have not been reasonably valued for some time. As a result, the portfolio did not own multi-utility names, which slowed its progress versus the benchmark. Security selection among electric utilities also diminished relative performance.

Top Ten Holdings as of December 31, 2008
                                    % of net       % of net
                                  assets as of   assets as of
                                    12/31/08        6/30/08

Exxon Mobil Corp.                     5.4%           5.7%
Chevron Corp.                         4.8%           4.3%
AT&T, Inc.                            4.3%           3.7%
General Electric Co.                  4.2%           4.4%
Pfizer, Inc.                          3.2%           2.5%
JPMorgan Chase & Co.                  3.0%           2.4%
Johnson & Johnson                     3.0%           3.0%
ConocoPhillips                        2.9%           3.0%
Verizon Communications, Inc.          2.6%           2.0%
Royal Dutch Shell plc ADR             2.5%           3.1%

* All fund returns referenced in this commentary are for Class I shares.

** The average return for Morningstar's Large Cap Value category was -4.63%
since Class I's inception. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
5

VP Large Company Value

HEALTH CARE, INFORMATION TECHNOLOGY CONTRIBUTED

Our position in the health care sector contributed to results. During difficult economic times or periods of stock market turbulence, investors often regard health care stocks as lower-risk, defensive investments.
Moreover, our preference for large industry leaders proved advantageous. A significant holding was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices and pharmaceutical therapies. Abbott reported strong sales across its entire product line, including HUMIRA (a drug that treats autoimmune diseases).

The portfolio also benefited from strong security selection in information technology, primarily among large leading software and technology companies. A notable contributor was Hewlett-Packard (HP), a computer and peripheral maker.
HP's acquisition of outsourcing giant Electronic Data Systems appears to offer a competitive advantage and could add value through reorganization and cost-cutting efforts.

MATERIALS, CONSUMER DISCRETIONARY ADDED VALUE

The portfolio's allocation to the materials sector boosted relative performance. For some time, the share prices of metals and mining firms have been momentum-driven; many have not met the management team's valuation criteria and thus have not merited sizeable exposure. This limited exposure was particularly beneficial when commodities prices fell during the final months of 2008. VP Large Company Value did not hold Freeport McMoRan, which is engaged in copper, gold, and silver mining and production, primarily in
Indonesia. Its stock fell on news that the company would sharply curtail its mining operations.

The consumer discretionary sector also provided a significant relative contributor, H&R Block. The company closed its subprime mortgage unit, allowing it to focus on its core tax-preparation services business, which is generally perceived as less economically sensitive.

OUTLOOK

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. VP Large Company
Value is broadly diversified, with ongoing overweight positions in the information technology and industrials sectors. Our valuation work contributed to our smaller relative weightings in financials and utilities stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Top Five Industries as of December 31, 2008
                                                     % of net         % of net
                                                   assets as of     assets as of
                                                     12/31/08          6/30/08

Oil, Gas & Consumable Fuels                           17.0%             16.3%
Pharmaceuticals                                       11.2%             9.5%
Diversified Telecommunication Services                 7.3%             6.1%
Diversified Financial Services                         6.0%             6.9%
Industrial Conglomerates                               4.6%             5.0%

Types of Investments in Portfolio
                                                     % of net         % of net
                                                   assets as of     assets as of
                                                     12/31/08          6/30/08

Common Stocks and Futures                             98.2%             97.4%
Convertible Preferred Stocks                           0.1%              --
Cash and Equivalents(1)                                1.7%             2.6%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                 Beginning     Ending     Expenses Paid
                  Account     Account    During Period*
                   Value       Value        7/1/08 -        Annualized
                   7/1/08     12/31/08      12/31/08      Expense Ratio*

ACTUAL
Class I            $1,000     $738.10         $3.98            0.91%
Class II           $1,000     $737.00         $4.63            1.06%

HYPOTHETICAL
Class I            $1,000    $1,020.56        $4.62            0.91%
Class II           $1,000    $1,019.81        $5.38            1.06%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Large Company Value

DECEMBER 31, 2008

Shares                                                                       Value

Common Stocks -- 94.0%

AEROSPACE & DEFENSE -- 1.1%
        1,330  Northrop Grumman Corp.                                     $ 59,903
                                                                        ----------
BEVERAGES -- 2.3%
        1,830  Coca-Cola Co. (The)                                          82,844
        1,910  Pepsi Bottling Group, Inc.                                   42,994
                                                                        ----------
                                                                           125,838
                                                                        ----------
BIOTECHNOLOGY -- 1.3%
        1,190  Amgen, Inc.(1)                                               68,722
                                                                        ----------
CAPITAL MARKETS -- 3.1%
        1,910  Bank of New York Mellon Corp. (The)                          54,110
          560  Goldman Sachs Group, Inc. (The)                              47,258
          470  Legg Mason, Inc.                                             10,298
        2,110  Merrill Lynch & Co., Inc.                                    24,561
        1,820  Morgan Stanley                                               29,193
                                                                        ----------
                                                                           165,420
                                                                        ----------
CHEMICALS -- 1.8%
        2,000  E.I. du Pont de Nemours & Co.(2)                             50,600
        1,080  PPG Industries, Inc.                                         45,824
                                                                        ----------
                                                                            96,424
                                                                        ----------
COMMERCIAL BANKS -- 3.3%
        4,540  National City Corp.                                           8,217
        1,750  U.S. Bancorp.                                                43,768
        4,230  Wells Fargo & Co.                                           124,700
                                                                        ----------
                                                                           176,685
                                                                        ----------
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
          830  Avery Dennison Corp.                                         27,166
          590  Pitney Bowes, Inc.                                           15,033
        1,900  R.R. Donnelley & Sons Co.                                    25,802
        1,120  Waste Management, Inc.                                       37,117
                                                                        ----------
                                                                           105,118
                                                                        ----------
COMMUNICATIONS EQUIPMENT -- 0.7%
        1,800  Cisco Systems, Inc.(1)                                       29,340
        1,630  Motorola, Inc.                                                7,221
                                                                        ----------
                                                                            36,561
                                                                        ----------
COMPUTERS & PERIPHERALS -- 0.9%
        1,330  Hewlett-Packard Co.                                          48,266
                                                                        ----------
CONSUMER FINANCE -- 0.2%
        1,390  Discover Financial Services                                  13,247
                                                                        ----------
DIVERSIFIED CONSUMER SERVICES -- 0.9%
        2,140  H&R Block, Inc.                                              48,621
                                                                        ----------

Shares                                                                       Value

DIVERSIFIED FINANCIAL SERVICES -- 6.0%
        6,830  Bank of America Corp.(2)                                   $ 96,166
        9,340  Citigroup, Inc.                                              62,672
        5,160  JPMorgan Chase & Co.                                        162,695
                                                                        ----------
                                                                           321,533
                                                                        ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 7.3%
        8,090  AT&T, Inc.                                                  230,565
          690  Embarq Corp.                                                 24,812
        4,160  Verizon Communications, Inc.                                141,024
                                                                        ----------
                                                                           396,401
                                                                        ----------
ELECTRIC UTILITIES -- 2.9%
        1,640  Exelon Corp.(2)                                              91,200
        2,160  PPL Corp.                                                    66,291
                                                                        ----------
                                                                           157,491
                                                                        ----------
ENERGY EQUIPMENT & SERVICES -- 0.5%
        1,100  National Oilwell Varco, Inc.(1)                              26,884
                                                                        ----------
FOOD & STAPLES RETAILING -- 3.0%
        1,690  Kroger Co. (The)                                             44,633
        1,640  Walgreen Co.                                                 40,459
        1,320  Wal-Mart Stores, Inc.                                        73,999
                                                                        ----------
                                                                           159,091
                                                                        ----------
FOOD PRODUCTS -- 0.8%
        1,810  Unilever NV New York Shares                                  44,436
                                                                        ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.6%
        1,060  Medtronic, Inc.                                              33,305
                                                                        ----------
HEALTH CARE PROVIDERS & SERVICES -- 0.6%
          600  Quest Diagnostics, Inc.                                      31,146
                                                                        ----------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
          560  Darden Restaurants, Inc.                                     15,781
        1,260  Starbucks Corp.(1)                                           11,919
                                                                        ----------
                                                                            27,700
                                                                        ----------
HOUSEHOLD DURABLES -- 0.5%
        2,990  Newell Rubbermaid, Inc.                                      29,242
                                                                        ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.4%
          870  NRG Energy, Inc.(1)                                          20,297
                                                                        ----------
INDUSTRIAL CONGLOMERATES -- 4.6%
       14,090  General Electric Co.                                        228,258
          940  Tyco International Ltd.                                      20,304
                                                                        ----------
                                                                           248,562
                                                                        ----------

------
8

VP Large Company Value

Shares                                                                       Value

INSURANCE -- 3.6%
        2,000  Allstate Corp. (The)                                       $ 65,520
          780  Loews Corp.                                                  22,035
          760  Torchmark Corp.                                              33,972
        1,550  Travelers Cos., Inc. (The)                                   70,060
                                                                        ----------
                                                                           191,587
                                                                        ----------
IT SERVICES -- 1.4%
          630  Fiserv, Inc.(1)                                              22,913
          600  International Business Machines Corp.(2)                     50,496
                                                                        ----------
                                                                            73,409
                                                                        ----------
MACHINERY -- 2.6%
        1,000  Caterpillar, Inc.                                            44,670
        1,150  Dover Corp.                                                  37,858
        1,650  Ingersoll-Rand Co. Ltd., Class A                             28,628
          710  Parker-Hannifin Corp.                                        30,203
                                                                        ----------
                                                                           141,359
                                                                        ----------
MEDIA -- 2.9%
        2,960  CBS Corp., Class B                                           24,242
        1,940  Gannett Co., Inc.(2)                                         15,520
        7,450  Time Warner, Inc.                                            74,947
        2,190  Viacom, Inc., Class B(1)                                     41,742
                                                                        ----------
                                                                           156,451
                                                                        ----------
METALS & MINING -- 0.8%
          940  Nucor Corp.                                                  43,428
                                                                        ----------
MULTILINE RETAIL -- 0.7%
        1,080  Kohl's Corp.(1)                                              39,096
                                                                        ----------
OFFICE ELECTRONICS -- 0.6%
        3,870  Xerox Corp.                                                  30,844
                                                                        ----------
OIL, GAS & CONSUMABLE FUELS -- 17.0%
          370  Apache Corp.                                                 27,576
        3,510  Chevron Corp.                                               259,635
        3,040  ConocoPhillips                                              157,472
          390  Devon Energy Corp.                                           25,627
        3,680  Exxon Mobil Corp.                                           293,774
          320  Occidental Petroleum Corp.                                   19,197
        2,500  Royal Dutch Shell plc ADR                                   132,350
                                                                        ----------
                                                                           915,631
                                                                        ----------
PAPER & FOREST PRODUCTS -- 0.8%
          880  International Paper Co.                                      10,384
        1,010  Weyerhaeuser Co.                                             30,916
                                                                        ----------
                                                                            41,300
                                                                        ----------

Shares                                                                       Value

PHARMACEUTICALS -- 11.2%
          970  Abbott Laboratories                                        $ 51,769
        1,410  Eli Lilly & Co.                                              56,781
        2,680  Johnson & Johnson                                           160,345
        2,750  Merck & Co., Inc.                                            83,600
        9,710  Pfizer, Inc.                                                171,964
        2,140  Wyeth                                                        80,271
                                                                        ----------
                                                                           604,730
                                                                        ----------
PROFESSIONAL SERVICES -- 0.1%
          370  Robert Half International, Inc.                               7,703
                                                                        ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
          620  Developers Diversified Realty Corp.                           3,026
                                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
        1,710  Applied Materials, Inc.                                      17,322
        1,690  Intel Corp.                                                  24,775
          670  Texas Instruments, Inc.                                      10,399
                                                                        ----------
                                                                            52,496
                                                                        ----------
SOFTWARE -- 1.4%
        2,290  Microsoft Corp.                                              44,518
        1,850  Oracle Corp.(1)                                              32,800
                                                                        ----------
                                                                            77,318
                                                                        ----------
SPECIALTY RETAIL -- 2.6%
        1,100  Best Buy Co., Inc.                                           30,921
        1,940  Gap, Inc. (The)                                              25,977
        1,870  Home Depot, Inc. (The)                                       43,047
        2,130  Staples, Inc.                                                38,170
                                                                        ----------
                                                                           138,115
                                                                        ----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
          700  VF Corp.                                                     38,339
                                                                        ----------
TOBACCO -- 1.2%
        1,990  Altria Group, Inc.                                           29,969
          644  Lorillard, Inc.                                              36,290
                                                                        ----------
                                                                            66,259
                                                                        ----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
        4,380  Sprint Nextel Corp.(1)                                        8,015
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $7,196,849)                                                        5,069,999
                                                                        ----------

------
9

VP Large Company Value

Shares                                                                       Value

Convertible Preferred Stocks -- 0.1%

CAPITAL MARKETS -- 0.1%
          280  Legg Mason, Inc., 7.00%, 6/30/11
(Cost $5,281)                                                              $ 6,160
                                                                        ----------

Temporary Cash Investments -- Segregated For Futures Contracts -- 4.2%

       25,025  JPMorgan U.S. Treasury Plus Money Market Fund Agency
               Shares                                                       25,025

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 8.125%,
8/15/09, valued at $204,711), in a joint trading account at 0.02%,
dated 12/31/08, due 1/2/09 (Delivery value $200,000)                       200,000
                                                                        ----------
TOTAL TEMPORARY CASH INVESTMENTS -- SEGREGATED FOR FUTURES CONTRACTS
(Cost $225,025)                                                            225,025
                                                                        ----------

Shares                                                                       Value

Temporary Cash Investments -- 1.1%

       62,127  JPMorgan U.S. Treasury Plus Money Market Fund Agency
               Shares
(Cost $62,127)                                                            $ 62,127
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 99.4%
(Cost $7,489,282)                                                        5,363,311
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- 0.6%                                        31,670
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $5,394,981
                                                                        ==========

Futures Contracts
                                     Expiration     Underlying Face        Unrealized
       Contracts Purchased              Date        Amount at Value       Gain (Loss)

    5  S&P 500 E-Mini Futures        March 2009        $225,025             $(1,009)
                                                    ===============     ===============

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated for futures contracts.
At the period end, the aggregate value of securities pledged was $226,000.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS

Investment securities, at value (cost of $7,489,282)            $5,363,311

Cash                                                                 8,917

Receivable for investments sold                                     18,184

Receivable for capital shares sold                                   9,662

Receivable for variation margin on futures contracts                 2,975

Dividends and interest receivable                                   12,360
                                                               -----------
                                                                 5,415,409
                                                               -----------

LIABILITIES

Payable for investments purchased                                   11,190

Payable for capital shares redeemed                                  5,084

Accrued management fees                                              3,826

Distribution fees payable                                              328
                                                               -----------
                                                                    20,428
                                                               -----------

NET ASSETS                                                      $5,394,981
                                                               ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                        $ 8,775,567

Undistributed net investment income                                175,680

Accumulated net realized loss on investment transactions       (1,429,286)

Net unrealized depreciation on investments                     (2,126,980)
                                                               -----------
                                                               $ 5,394,981
                                                               ===========

CLASS I, $0.01 PAR VALUE

Net assets                                                      $3,766,144

Shares outstanding                                                 497,062

Net asset value per share                                            $7.58

CLASS II, $0.01 PAR VALUE

Net assets                                                      $1,628,837

Shares outstanding                                                 212,916

Net asset value per share                                            $7.65

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $1,708)                      $ 244,798

Interest                                                                     3,647

Securities lending, net                                                      2,053
                                                                      ------------
                                                                           250,498
                                                                      ------------

EXPENSES:

Management fees                                                             68,199

Distribution fees -- Class II                                                5,987

Directors' fees and expenses                                                   290

Other expenses                                                                  23
                                                                      ------------
                                                                            74,499
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                               175,999
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                (1,304,365)

Futures transactions                                                     (110,000)
                                                                      ------------
                                                                       (1,414,365)
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                            (2,265,678)

Futures                                                                      4,181
                                                                      ------------
                                                                       (2,261,497)
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                (3,675,862)
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(3,499,863)
                                                                      ============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007

Increase (Decrease) in Net Assets                           2008          2007

OPERATIONS

Net investment income (loss)                               $ 175,999     $ 183,146

Net realized gain (loss)                                 (1,414,365)       246,601

Change in net unrealized appreciation (depreciation)     (2,261,497)     (564,005)
                                                         -----------   -----------
Net increase (decrease) in net assets resulting from
operations                                               (3,499,863)     (134,258)
                                                         -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                                   (127,810)      (52,304)

 Class II                                                   (55,386)      (12,635)

From net realized gains:

 Class I                                                   (170,114)       (9,792)

 Class II                                                   (79,252)       (3,111)
                                                         -----------   -----------
Decrease in net assets from distributions                  (432,562)      (77,842)
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                       (1,066,893)       652,820
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                    (4,999,318)       440,720

NET ASSETS

Beginning of period                                       10,394,299     9,953,579
                                                         -----------   -----------
End of period                                            $ 5,394,981   $10,394,299
                                                         ===========   ===========

Undistributed net investment income                         $175,680      $183,116
                                                         ===========   ===========

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Large Company Value Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The production of income is a secondary objective. The fund pursues its objective by investing in common stocks of larger companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

------
14

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(1,304,735), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(48,720) of net capital losses incurred in the two-month period ended December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. The effective annual management fee for each class of the fund for the year ended December 31, 2008, was 0.90% and 0.80%
for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2008, were $1,598,104 and
$2,850,161, respectively.

As of December 31, 2008, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $ 7,566,122
                                                         ============
Gross tax appreciation of investments                       $ 182,114

Gross tax depreciation of investments                     (2,384,925)
                                                         ------------
Net tax appreciation (depreciation) of investments       $(2,202,811)
                                                         ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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16

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                     Year ended                 Year ended
                                 December 31, 2008           December 31, 2007
                               Shares        Amount        Shares        Amount

CLASS I/SHARES AUTHORIZED     50,000,000                  50,000,000
                              ==========                  ==========

Sold                              61,366      $ 589,148      123,646   $ 1,644,602

Issued in reinvestment of
distributions                     27,282        297,924        4,932        62,096

Redeemed                       (166,747)    (1,686,164)    (141,346)   (1,876,994)
                              ----------   ------------   ----------   -----------
                                (78,099)      (799,092)     (12,768)     (170,296)
                              ----------   ------------   ----------   -----------

CLASS II/SHARES AUTHORIZED    50,000,000                  50,000,000
                              ==========                  ==========

Sold                             146,967      1,449,508      226,901     3,032,583

Issued in reinvestment of
distributions                     12,195        134,638        1,238        15,746

Redeemed                       (186,459)    (1,851,947)    (165,415)   (2,225,213)
                              ----------   ------------   ----------   -----------
                                (27,297)      (267,801)       62,724       823,116
                              ----------   ------------   ----------   -----------
Net increase (decrease)        (105,396)   $(1,066,893)       49,956     $ 652,820
                              ==========   ============   ==========   ===========

5. SECURITIES LENDING

As of December 31, 2008, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as a fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities and other financial instruments as of December
31, 2008:

                                                                  Unrealized
                                                                  Gain (Loss)
                                                     Value of      on Other
                                                    Investment     Financial
Valuation Inputs                                    Securities   Instruments*

Level 1 -- Quoted Prices                             $5,157,151       $(1,009)

Level 2 -- Other Significant Observable Inputs          206,160             --

Level 3 -- Significant Unobservable Inputs                   --             --
                                                     ----------     ----------
                                                     $5,363,311       $(1,009)
                                                     ==========     ==========

*Includes futures contracts.

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17

7. BANK LINE OF CREDIT

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2008.

8. INTERFUND LENDING

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC).
This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund's investment policies and borrowing and lending limits.
The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates.
Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2008, the fund did not utilize the program.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended December 31, 2008, of $230,743 qualify for the corporate dividends received deduction.

The fund hereby designates $192,138 of long-term capital gain distributions, or up to the maximum amount allowable, for the fiscal year ended December 31,
2008.

The fund designates $57,165 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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18

FINANCIAL HIGHLIGHTS
VP Large Company Value

Class I
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                   2008        2007       2006       2005    2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $12.71      $12.98     $10.85     $10.79     $10.61
                               --------    --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                  0.23        0.23       0.23       0.27       0.01

 Net Realized and
 Unrealized Gain (Loss)          (4.80)      (0.39)       1.94       0.25       0.23
                               --------    --------   --------   --------   --------
 Total From
 Investment Operations           (4.57)      (0.16)       2.17       0.52       0.24
                               --------    --------   --------   --------   --------
Distributions

 From Net
 Investment Income               (0.24)      (0.09)      --(3)     (0.25)     (0.06)

 From Net Realized Gains         (0.32)      (0.02)     (0.04)     (0.21)         --
                               --------    --------   --------   --------   --------
 Total Distributions             (0.56)      (0.11)     (0.04)     (0.46)     (0.06)
                               --------    --------   --------   --------   --------
Net Asset Value,
End of Period                     $7.58      $12.71     $12.98     $10.85     $10.79
                               ========    ========   ========   ========   ========

TOTAL RETURN(4)                (37.28)%     (1.27)%     19.98%      4.83%      2.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        0.90%       0.90%   0.79%(5)   0.04%(5)   0.90%(6)

Ratio of Net Investment
Income (Loss) to
Average Net Assets                2.30%       1.77%   1.98%(5)   2.45%(5)   0.64%(6)

Portfolio Turnover Rate             21%         22%        11%        37%      3%(7)

Net Assets, End of
Period (in thousands)            $3,766      $7,312     $7,630     $1,538       $400

(1) December 1, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) During the year ended December 31, 2005 and a portion of the year ended
December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fee. Had fees not been reimbursed and/or waived, the annualized ratios of operating expenses to average net assets and annualized ratios of net investment income (loss) to average net assets would have been 0.90% and 1.87% for the year ended December 31, 2006 and 0.94% and
1.55% for the year ended December 31, 2005, respectively.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period October 29, 2004 (fund inception) through
December 31, 2004.

See Notes to Financial Statements.

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19

VP Large Company Value

Class II
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                               2008       2007       2006       2005    2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period          $12.83     $13.09     $10.97     $10.79     $10.00
                           --------   --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)              0.22       0.22       0.22       0.24       0.04

 Net Realized and
 Unrealized Gain
 (Loss)                      (4.85)     (0.39)       1.94       0.37       0.81
                           --------   --------   --------   --------   --------
 Total From
 Investment
 Operations                  (4.63)     (0.17)       2.16       0.61       0.85
                           --------   --------   --------   --------   --------
Distributions

 From Net
 Investment Income           (0.23)     (0.07)      --(3)     (0.22)     (0.06)

 From Net
 Realized Gains              (0.32)     (0.02)     (0.04)     (0.21)         --
                           --------   --------   --------   --------   --------
 Total Distributions         (0.55)     (0.09)     (0.04)     (0.43)     (0.06)
                           --------   --------   --------   --------   --------
Net Asset Value,
End of Period                 $7.65     $12.83     $13.09     $10.97     $10.79
                           ========   ========   ========   ========   ========

TOTAL RETURN(4)            (37.42)%    (1.35)%     19.78%      5.59%      8.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                    1.05%      1.05%   0.98%(5)   0.29%(5)   1.05%(6)

Ratio of Net
Investment
Income (Loss) to
Average Net Assets            2.15%      1.62%   1.79%(5)   2.20%(5)   2.44%(6)

Portfolio
Turnover Rate                   21%        22%        11%        37%         3%

Net Assets, End of
Period (in thousands)        $1,629     $3,082     $2,324       $513     $1,085

(1) October 29, 2004 (fund inception) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) During the year ended December 31, 2005 and a portion of the year ended
December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fee. Had fees not been reimbursed and/or waived, the annualized ratios of operating expenses to average net assets and annualized ratios of net investment income (loss) to average net assets would have been 1.05% and 1.72% for the year ended December 31, 2006 and 1.09% and
1.40% for the year ended December 31, 2005, respectively.

(6) Annualized.

See Notes to Financial Statements.

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20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the
"Corporation"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 29, 2004 (inception of the fund) through December 31, 2004.
These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Large Company Value Fund, one of the funds constituting American Century
Variable Portfolios, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 29, 2004 through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 10, 2009

------
21

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM) or American Century Global
Investment Management, Inc. (ACGIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
22

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

------
23

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
24

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
25

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
26

NOTES

------
27

NOTES

------
28

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .        1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES. . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0902
CL-ANN-64267

[front cover]

ANNUAL REPORT
DECEMBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY VARIABLE PORTFOLIOS

VP MID CAP VALUE FUND

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP MID CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

A HISTORIC MARKET DECLINE

In 2008, the U.S. stock market ended a five-year winning streak in history-making fashion, suffering its worst calendar-year loss since the Great
Depression. The catalysts for this historic decline included a debilitating credit crisis, calamity in the financial sector, and a year-long recession.

The credit environment deteriorated steadily throughout the year, and a deepening liquidity crisis--ignited by the mortgage-market meltdown in
2007--led to an increasingly urgent need for capital at many financial companies. The crisis reached a tipping point in September as a number of venerable financial institutions faced bankruptcy, a federal government bailout, or takeover by a competitor.

The credit crunch exacerbated the weakness in the U.S. economy, which officially entered a recession in December 2007. Escalating job losses pushed the unemployment rate up to a 16-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, contributing to a global economic downturn.

The federal government responded decisively with extraordinary levels of fiscal and monetary assistance--including an unprecedented series of interest rate cuts by the Federal Reserve--to stimulate economic activity and prevent a collapse in the financial system. Other central banks and governments contributed additional stimulus in a globally coordinated effort.

SOWING THE SEEDS OF RECOVERY

Despite the exceptional government intervention, economic and credit conditions continued to worsen throughout the year, triggering a steep stock market decline and a dramatic increase in day-to-day market volatility. As the accompanying table illustrates, the broad equity indices fell by more than 35%
in 2008--their worst performance in more than 70 years.

A market downturn of this magnitude plays the sometimes necessary role of correcting past market misbehavior and eliminating excesses and inefficiencies. The current downturn was years in the making, and it will take time for the financial relief and economic stimulus measures to reach fruition. However, we are confident that the pieces are in place to build the foundation of a sustainable market recovery.

U.S. Stock Index Returns
For the 12 months ended December 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)                     -37.60%
Russell 1000 Value Index                           -36.85%
Russell 1000 Growth Index                          -38.44%

RUSSELL MIDCAP INDEX                               -41.46%
Russell Midcap Value Index                         -38.44%
Russell Midcap Growth Index                        -44.32%

RUSSELL 2000 INDEX (SMALL-CAP)                     -33.79%
Russell 2000 Value Index                           -28.92%
Russell 2000 Growth Index                          -38.54%

------
2

PERFORMANCE

VP Mid Cap Value

Total Returns as of December 31, 2008
                                             Average Annual Returns
                                                      Since           Inception
                                    1 year          Inception            Date

CLASS II                           -24.51%            2.04%            10/29/04

RUSSELL MIDCAP VALUE INDEX(1)      -38.44%           -2.20%               --

Class I                            -24.35%            0.34%            12/1/04

(1) Data provided by Lipper Inc. - A Reuters Company. © 2009 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call
1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Mid Cap Value

Growth of $10,000 Over Life of Class

$10,000 investment made October 29, 2004

One-Year Returns Over Life of Class
Periods ended December 31
                                 2004*    2005    2006     2007      2008

Class II                        12.39%   9.31%   20.23%   -2.43%   -24.51%

Russell Midcap Value Index      10.90%   12.65%  20.22%   -1.42%   -38.44%

* From 10/29/04, Class II's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY

VP Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

PERFORMANCE SUMMARY

VP Mid Cap Value declined -24.35%* for the year ended December 31, 2008. By comparison, the average return for Morningstar's Mid Cap Value category**
(whose performance, like VP Mid Cap Value's, reflects fund operating expenses)
was -37.41%. The portfolio's benchmark, the Russell Midcap Value Index, declined -38.44%. Its returns do not include fund expenses.

The volatile market environment described in the Market Perspective on page 2 hampered VP Mid Cap Value's absolute performance. Nevertheless, the portfolio outpaced its benchmark, largely because of its emphasis on less-risky businesses with sound balance sheets. U.S. equity indexes were universally down for the 12-month period, with value and growth stocks generally providing similar returns.

FINANCIALS BOOSTED RESULTS

Financial stocks suffered deep declines, but our focus on higher-quality companies with strong balance sheets and reliable funding sources contributed to relative outperformance. The sector provided two top holdings--People's
United Financial and The Chubb Corp. A conservatively run, well-capitalized thrift, People's United has avoided most of the issues adversely affecting other financials. Chubb, a property and casualty insurer, maintains a sound investment portfolio and could gain market share as American International
Group (AIG) continues to struggle.

CONSUMER DISCRETIONARY CONTRIBUTED

Although the portfolio began the period with an overweight in the consumer discretionary sector, we gradually trimmed our holdings there. Relative performance benefited as investors shied away from consumer discretionary stocks in response to the housing downturn, slowing economic growth, and mounting unemployment. Also advantageous was a lack of exposure to media companies and internet and catalog retailers, which were down significantly for the benchmark.

Furthermore, many of the portfolio's holdings held up well despite the difficult economic conditions. For example, home improvement retailer Lowe's has continued to manage its expenses while executing its business strategy.
The position was sold during the period.

Top Ten Holdings as of December 31, 2008
                                               % of net         % of net
                                             assets as of     assets as of
                                               12/31/08          6/30/08
Marsh & McLennan Cos., Inc.                      3.3%             1.8%
Kimberly-Clark Corp.                             2.6%             4.3%
BCE, Inc.                                        2.3%              --
Molex, Inc.                                      2.2%             1.0%
Equitable Resources, Inc.                        2.1%             1.4%
Beckman Coulter, Inc.                            2.1%             1.9%
Westar Energy, Inc.                              2.0%             1.5%
WGL Holdings, Inc.                               2.0%             0.6%
Wisconsin Energy Corp.                           2.0%             1.1%
Portland General Electric Co.                    1.9%             2.3%

* All fund returns referenced in this commentary are for Class I shares.

** The average return for Morningstar's Mid Cap Value category since October
29, 2004 (the fund's inception) through December 31, 2008, was -3.16%. © 2009
Morningstar, Inc. All Rights Reserved. The information contained herein: (1)
is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed: and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
5

VP Mid Cap Value

UTILITIES ADDED VALUE

Security selection--particularly long-term investments in electric and gas utilities--boosted results. A notable position was IDACORP, an electric utility primarily operating in Idaho. We maintain a position because of the company's stable business model, access to low-cost hydro-electric generation, and an improving regulatory environment. Another contributor, Puget Energy, which delivers electricity and gas to customers in Washington State, agreed to be acquired by a private equity group for $30 per share.

Furthermore, because of valuations and higher-risk business models, the portfolio did not hold any independent power producers; the segment declined nearly 67% in the benchmark.

A MIX OF DETRACTORS

VP Mid Cap Value received positive relative contributions from all 10 sectors in which it was invested. Its detractors were broadly distributed. The financials sector, for example, held top detractor AllianceBernstein Holding
LP. The asset manager experienced weak investment performance, compounding a decline in assets under management which accompanied the decline in the financial markets. We believe the stock will return to more reasonable valuations after performance issues are resolved.

The portfolio was also underweight in real estate investment trusts (REITs).
For some time, we have been concerned about this segment's access to funding and amount of leverage. Although our smaller-than-the-benchmark position added value for much of the period, it detracted as REITs outperformed late in 2008.

The portfolio's position in health care added to relative results, but the sector provided a key detractor. Beckman Coulter, a manufacturer of diagnostic testing instruments and consumables, performed well for much of the year.
However, as biomedical laboratory capital expenditure budgets were reduced, its share price declined. The company also reported weaker-than-expected margins for the third quarter. We continue to hold the stock due to Beckman's strong product mix, the recurring nature of roughly 80% of its revenue, and the transitory nature of its current challenges.

OUTLOOK

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2008, we see opportunity in consumer staples, industrials, and health care stocks, reflected by overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials and consumer discretionary stocks.

PORTFOLIO MANAGER SCOTT MOORE HAS LEFT AMERICAN CENTURY INVESTMENTS TO PURSUE
ANOTHER CAREER OPPORTUNITY. PORTFOLIO MANAGER KEVIN TONEY HAS JOINED THE VP
MID CAP VALUE MANAGEMENT TEAM. MR. TONEY, A PORTFOLIO MANAGER ON THE VP VALUE
PORTFOLIO, PREVIOUSLY SERVED AS A SENIOR INVESTMENT ANALYST FOR VP MID CAP
VALUE SINCE ITS INCEPTION.

Top Five Industries as of December 31, 2008
                                               % of net         % of net
                                             assets as of     assets as of
                                               12/31/08          6/30/08
Insurance                                       10.2%             6.3%
Food Products                                    6.4%             8.7%
Electric Utilities                               5.7%             7.0%
Multi-Utilities                                  5.1%             3.7%
Health Care Equipment & Supplies                 4.6%             3.4%

Types of Investments in Portfolio
                                               % of net         % of net
                                             assets as of     assets as of
                                               12/31/08          6/30/08
Common Stocks                                   98.1%             97.2%
Cash and Equivalents(1)                          1.9%             2.8%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                     7/1/08        12/31/08     7/1/08 - 12/31/08   Expense Ratio*

ACTUAL

Class I              $1,000         $832.30           $4.65             1.01%

Class II             $1,000         $831.50           $5.34             1.16%

HYPOTHETICAL

Class I              $1,000        $1,020.06          $5.13             1.01%

Class II             $1,000        $1,019.30          $5.89             1.16%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS

VP Mid Cap Value

DECEMBER 31, 2008

Shares                                                                       Value

Common Stocks -- 98.1%

AEROSPACE & DEFENSE -- 0.6%
        36,253  Northrop Grumman Corp.                                  $1,632,835
                                                                      ------------
AIRLINES -- 0.7%
       214,843  Southwest Airlines Co.                                   1,851,947
                                                                      ------------
AUTOMOBILES -- 0.4%
        38,901  Bayerische Motoren Werke AG                              1,195,772
                                                                      ------------
BEVERAGES -- 1.7%
       235,463  Coca-Cola Enterprises, Inc.                              2,832,620
        76,361  Pepsi Bottling Group, Inc.                               1,718,886
                                                                      ------------
                                                                         4,551,506
                                                                      ------------
CAPITAL MARKETS -- 3.1%
       147,509  AllianceBernstein Holding LP                             3,066,712
       124,581  Ameriprise Financial, Inc.                               2,910,212
       101,379  Legg Mason, Inc.                                         2,221,214
                                                                      ------------
                                                                         8,198,138
                                                                      ------------
CHEMICALS -- 1.6%
       106,169  International Flavors & Fragrances, Inc.                 3,155,343
        23,786  Minerals Technologies, Inc.                                972,847
                                                                      ------------
                                                                         4,128,190
                                                                      ------------
COMMERCIAL BANKS -- 3.6%
       120,359  Associated Banc-Corp.                                    2,519,114
        43,993  BancorpSouth, Inc.                                       1,027,677
        47,331  Commerce Bancshares, Inc.                                2,080,197
        98,963  Marshall & Ilsley Corp.                                  1,349,855
       318,080  Synovus Financial Corp.                                  2,640,064
                                                                      ------------
                                                                         9,616,907
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 4.6%
        33,751  Avery Dennison Corp.                                     1,104,670
        61,161  HNI Corp.                                                  968,790
        76,085  Pitney Bowes, Inc.                                       1,938,646
       135,379  Republic Services, Inc.                                  3,356,045
       142,125  Waste Management, Inc.                                   4,710,023
                                                                      ------------
                                                                        12,078,174
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.5%
       202,950  Emulex Corp.(1)                                          1,416,591
                                                                      ------------
COMPUTERS & PERIPHERALS -- 1.0%
        94,519  Diebold, Inc.                                            2,655,039
                                                                      ------------
CONTAINERS & PACKAGING -- 1.1%
       127,935  Bemis Co., Inc.                                          3,029,501
                                                                      ------------

Shares                                                                       Value

DISTRIBUTORS -- 1.0%
        71,323  Genuine Parts Co.                                       $2,700,289
                                                                      ------------
DIVERSIFIED -- 1.6%
       144,650  iShares Russell Midcap Value Index Fund                  4,113,846
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.6%
       296,814  BCE, Inc.                                                6,042,070
        31,160  CenturyTel, Inc.                                           851,603
        43,930  Embarq Corp.                                             1,579,723
       108,170  Frontier Communications Corp.                              945,406
                                                                      ------------
                                                                         9,418,802
                                                                      ------------
ELECTRIC UTILITIES -- 5.7%
        42,142  Empire District Electric Co. (The)                         741,699
       139,809  IDACORP, Inc.                                            4,117,375
       259,144  Portland General Electric Co.                            5,045,534
       255,979  Westar Energy, Inc.                                      5,250,129
                                                                      ------------
                                                                        15,154,737
                                                                      ------------
ELECTRICAL EQUIPMENT -- 1.8%
        31,270  Emerson Electric Co.                                     1,144,795
       110,109  Hubbell, Inc., Class B                                   3,598,362
                                                                      ------------
                                                                         4,743,157
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.0%
       266,465  AVX Corp.                                                2,115,732
        87,943  Littelfuse, Inc.(1)                                      1,459,854
       393,221  Molex, Inc.                                              5,697,772
        77,921  Tyco Electronics Ltd.                                    1,263,100
                                                                      ------------
                                                                        10,536,458
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 0.5%
        58,700  Cameron International Corp.(1)                           1,203,350
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.6%
        30,120  Costco Wholesale Corp.                                   1,581,300
                                                                      ------------
FOOD PRODUCTS -- 6.4%
       126,531  Campbell Soup Co.                                        3,797,195
       298,618  ConAgra Foods, Inc.                                      4,927,197
        69,890  H.J. Heinz Co.                                           2,627,864
        30,001  Hershey Co. (The)                                        1,042,235
        81,260  Hormel Foods Corp.                                       2,525,561
        30,214  Kellogg Co.                                              1,324,884
        89,185  Tyson Foods, Inc., Class A                                 781,260
                                                                      ------------
                                                                        17,026,196
                                                                      ------------

------
8

VP Mid Cap Value
Shares                                                                       Value

GAS UTILITIES -- 4.0%
        73,931  AGL Resources, Inc.                                     $2,317,737
       120,255  Southwest Gas Corp.                                      3,032,831
       158,149  WGL Holdings, Inc.                                       5,169,891
                                                                      ------------
                                                                        10,520,459
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.6%
       123,644  Beckman Coulter, Inc.                                    5,432,917
       141,501  Boston Scientific Corp.(1)                               1,095,218
        35,660  Hospira, Inc.(1)                                           956,401
       244,675  Symmetry Medical, Inc.(1)                                1,950,060
        68,099  Zimmer Holdings, Inc.(1)                                 2,752,562
                                                                      ------------
                                                                        12,187,158
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.1%
        72,103  LifePoint Hospitals, Inc.(1)                             1,646,832
       106,560  Patterson Cos., Inc.(1)                                  1,998,000
        48,128  Universal Health Services, Inc., Class B                 1,808,169
                                                                      ------------
                                                                         5,453,001
                                                                      ------------
HEALTH CARE TECHNOLOGY -- 0.5%
        93,599  IMS Health, Inc.                                         1,418,961
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 3.1%
       150,874  International Speedway Corp., Class A                    4,334,610
       249,168  Speedway Motorsports, Inc.                               4,014,096
                                                                      ------------
                                                                         8,348,706
                                                                      ------------
HOUSEHOLD DURABLES -- 0.9%
        57,311  Whirlpool Corp.                                          2,369,810
                                                                      ------------
HOUSEHOLD PRODUCTS -- 2.9%
        15,296  Clorox Co.                                                 849,846
       130,327  Kimberly-Clark Corp.                                     6,873,446
                                                                      ------------
                                                                         7,723,292
                                                                      ------------
INSURANCE -- 10.2%
        50,160  ACE Ltd.                                                 2,654,467
        46,184  Allstate Corp. (The)                                     1,512,988
        84,610  Aon Corp.                                                3,864,985
        92,175  Arthur J. Gallagher & Co.                                2,388,254
        89,608  Chubb Corp.                                              4,570,008
        48,196  HCC Insurance Holdings, Inc.                             1,289,243
       356,238  Marsh & McLennan Cos., Inc.                              8,645,897
        57,791  MetLife, Inc.                                            2,014,594
                                                                      ------------
                                                                        26,940,436
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.9%
       111,720  Mattel, Inc.                                             1,787,520
        61,894  RC2 Corp.(1)                                               660,409
                                                                      ------------
                                                                         2,447,929
                                                                      ------------

Shares                                                                       Value

MACHINERY -- 2.8%
       351,456  Altra Holdings, Inc.(1)                                 $2,780,017
        56,493  Dover Corp.                                              1,859,750
        83,147  Kaydon Corp.                                             2,856,099
                                                                      ------------
                                                                         7,495,866
                                                                      ------------
METALS & MINING -- 0.6%
        36,160  Alcoa, Inc.                                                407,161
        29,077  Newmont Mining Corp.                                     1,183,434
                                                                      ------------
                                                                         1,590,595
                                                                      ------------
MULTI-UTILITIES -- 5.1%
       110,913  Ameren Corp.                                             3,688,967
        25,279  Puget Energy, Inc.                                         689,358
       123,048  Wisconsin Energy Corp.                                   5,165,555
       212,375  Xcel Energy, Inc.                                        3,939,556
                                                                      ------------
                                                                        13,483,436
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 4.4%
        34,178  Apache Corp.                                             2,547,286
       168,864  Equitable Resources, Inc.                                5,665,387
        20,050  Murphy Oil Corp.                                           889,218
        34,710  Noble Energy, Inc.                                       1,708,426
        84,050  Talisman Energy, Inc.                                      839,660
                                                                      ------------
                                                                        11,649,977
                                                                      ------------
PAPER & FOREST PRODUCTS -- 2.1%
        95,600  International Paper Co.                                  1,128,080
       165,202  MeadWestvaco Corp.                                       1,848,610
        81,681  Weyerhaeuser Co.                                         2,500,256
                                                                      ------------
                                                                         5,476,946
                                                                      ------------
PERSONAL PRODUCTS -- 0.5%
        42,830  Estee Lauder Cos., Inc. (The), Class A                   1,326,017
                                                                      ------------
PHARMACEUTICALS -- 0.5%
        48,154  Watson Pharmaceuticals, Inc.(1)                          1,279,452
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.9%
        25,049  Boston Properties, Inc.                                  1,377,695
       119,968  Host Hotels & Resorts, Inc.                                908,158
        24,587  Public Storage                                           1,954,667
       107,621  Rayonier, Inc.                                           3,373,918
                                                                      ------------
                                                                         7,614,438
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
       208,610  Applied Materials, Inc.                                  2,113,219
        90,160  KLA-Tencor Corp.                                         1,964,586
       378,566  Teradyne, Inc.(1)                                        1,597,549
                                                                      ------------
                                                                         5,675,354
                                                                      ------------

------
9

VP Mid Cap Value
Shares                                                                       Value

SOFTWARE -- 0.7%
       101,735  Synopsys, Inc.(1)                                       $1,884,132
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 2.4%
       156,687  People's United Financial, Inc.                          2,793,729
       233,906  Washington Federal, Inc.                                 3,499,234
                                                                      ------------
                                                                         6,292,963
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.6%
        18,830  W.W. Grainger, Inc.                                      1,484,557
                                                                      ------------
WATER UTILITIES -- 0.1%
        15,662  American Water Works Co., Inc.                             327,022
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $286,136,198)                                                    259,823,242
                                                                      ------------

Shares                                                                       Value

Temporary Cash Investments -- 1.2%

        23,503  JPMorgan U.S. Treasury Plus Money Market Fund
                Agency Shares                                             $ 23,503

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 8.125%,
8/15/19, valued at $3,173,026), in a joint trading account at
0.02%, dated 12/31/08, due 1/2/09 (Delivery value $3,100,003)            3,100,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $3,123,503)                                                        3,123,503
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.3%
(Cost $289,259,701)                                                    262,946,745
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.7%                                     1,808,132
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $264,754,877
                                                                      ============

Forward Foreign Currency Exchange Contracts
                                                                        Unrealized
     Contracts to Sell        Settlement Date                Value     Gain (Loss)

   6,414,769   CAD for USD        1/30/09               $5,194,145        $(2,557)

     532,262   EUR for USD        1/30/09                  739,029        (51,507)
                                                      ------------    ------------
                                                        $5,933,174       $(54,064)
                                                      ============    ============

(Value on Settlement Date $5,879,110)

Notes to Schedule of Investments

CAD = Canadian Dollar

EUR = Euro

USD = United States Dollar

(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS

Investment securities, at value (cost of $289,259,701)               $ 262,946,745

Cash                                                                        66,492

Receivable for investments sold                                          7,335,791

Receivable for capital shares sold                                         664,617

Dividends and interest receivable                                          778,422
                                                                     -------------
                                                                       271,792,067
                                                                     -------------

LIABILITIES

Payable for investments purchased                                        6,658,180

Payable for forward foreign currency exchange contracts                     54,064

Payable for capital shares redeemed                                         88,825

Accrued management fees                                                    190,389

Distribution fees payable                                                   45,732
                                                                     -------------
                                                                         7,037,190
                                                                     -------------

NET ASSETS                                                           $ 264,754,877
                                                                     =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                              $ 389,892,858

Undistributed net investment income                                      6,192,042

Accumulated net realized loss on investment and foreign currency
transactions                                                         (104,962,313)

Net unrealized depreciation on investments and translation of
assets and liabilities in foreign currencies                          (26,367,710)
                                                                     -------------
                                                                     $ 264,754,877
                                                                     =============

CLASS I, $0.01 PAR VALUE

Net assets                                                             $32,801,023

Shares outstanding                                                       3,355,394

Net asset value per share                                                    $9.78

CLASS II, $0.01 PAR VALUE

Net assets                                                            $231,953,854

Shares outstanding                                                      23,747,943

Net asset value per share                                                    $9.77

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $30,032)                  $ 9,633,010

Interest                                                                  181,131

Securities lending, net                                                   302,828
                                                                   --------------
                                                                       10,116,969
                                                                   --------------

EXPENSES:

Management fees                                                         3,187,598

Distribution fees -- Class II                                             784,853

Directors' fees and expenses                                               18,303

Other expenses                                                              1,126
                                                                   --------------
                                                                        3,991,880
                                                                   --------------

NET INVESTMENT INCOME (LOSS)                                            6,125,089
                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                              (85,898,501)

Foreign currency transactions                                              80,519
                                                                   --------------
                                                                     (85,817,982)
                                                                   --------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                          (12,781,353)

Translation of assets and liabilities in foreign currencies              (64,497)
                                                                   --------------
                                                                     (12,845,850)
                                                                   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (98,663,832)
                                                                   --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $(92,538,743)
                                                                   ==============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007

Increase (Decrease) in Net Assets                              2008           2007

OPERATIONS

Net investment income (loss)                             $6,125,089     $2,357,180
Net realized gain (loss)                               (85,817,982)   (18,863,488)
Change in net unrealized appreciation
(depreciation)                                         (12,845,850)   (15,687,507)
                                                       ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                        (92,538,743)   (32,193,815)
                                                       ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                                   (34,431)      (294,185)

 Class II                                                 (242,404)    (1,661,612)

From net realized gains:

 Class I                                                         --      (436,378)

 Class II                                                        --      (314,892)
                                                       ------------   ------------
Decrease in net assets from distributions                 (276,835)    (2,707,067)
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                        2,517,196    338,283,374
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                  (90,298,382)    303,382,492

NET ASSETS

Beginning of period                                     355,053,259     51,670,767
                                                       ------------   ------------
End of period                                          $264,754,877   $355,053,259
                                                       ============   ============

Undistributed net investment income                      $6,192,042       $263,268
                                                       ============   ============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The production of income is a secondary objective. The fund pursues its objective by investing in stocks of mid-sized market capitalization companies that management believes to be undervalued at the time of purchase.
The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

------
14

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
15

As of December 31, 2008, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(55,176,588), which may be used to offset future taxable gains. Capital loss carryovers of $(1,043,462) and
$(54,133,126) expire in 2015 and 2016.

The fund has elected to treat $(9,043,835) and $(90,457) of net capital and foreign currency losses, respectively, incurred in the two-month period ended
December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the year ended
December 31, 2008, was 1.00% and 0.90% for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
16

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2008, were $779,005,826 and
$769,797,442, respectively.

As of December 31, 2008, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $ 330,001,591
                                                          =============
Gross tax appreciation of investments                          $444,574

Gross tax depreciation of investments                      (67,499,420)
                                                          -------------
Net tax appreciation (depreciation) of investments        $(67,054,846)
                                                          =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                 Year ended                    Year ended
                             December 31, 2008              December 31, 2007

                              Shares           Amount        Shares         Amount
CLASS I/
SHARES
AUTHORIZED               100,000,000                    100,000,000
                        ============                    ===========
Sold                       3,004,477     $ 36,220,331     2,034,510   $ 28,581,513

Issued in
reinvestment of
distributions                  2,834           34,431        54,821        730,563

Redeemed                 (2,746,687)     (31,589,756)   (1,233,449)   (17,153,225)
                        ------------   --------------   -----------   ------------
                             260,624        4,665,006       855,882     12,158,851
                        ------------   --------------   -----------   ------------
CLASS II/
SHARES
AUTHORIZED               100,000,000                    100,000,000
                        ============                    ===========
Sold                      16,001,042      191,012,072    23,276,443    333,856,929

Issued in
reinvestment of
distributions                 19,951          242,404       151,895      1,976,504

Redeemed                (16,601,585)    (193,402,286)     (691,909)    (9,708,910)
                        ------------   --------------   -----------   ------------
                           (580,592)      (2,147,810)    22,736,429    326,124,523
                        ------------   --------------   -----------   ------------
Net increase
(decrease)                 (319,968)      $ 2,517,196    23,592,311   $338,283,374
                        ============   ==============   ===========   ============

5. SECURITIES LENDING

As of December 31, 2008, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

------
17

6. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as a fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities and other financial instruments as of December
31, 2008:

                                                             Unrealized Gain
                                          Value of           (Loss) on Other
                                         Investment             Financial
Valuation Inputs                         Securities            Instruments*

Level 1 - Quoted Prices                 $252,608,902                --

Level 2 - Other Significant
Observable Inputs                        10,337,843             $(54,064)

Level 3 - Significant
Unobservable Inputs                          --                     --
                                       --------------        ---------------
                                        $262,946,745            $(54,064)
                                       ==============        ===============

* Includes forward foreign currency exchange contracts.

7. BANK LINE OF CREDIT

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2008.

8. INTERFUND LENDING

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC).
This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund's investment policies and borrowing and lending limits.
The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates.
Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2008, the fund did not utilize the program.

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18

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, the fund hereby designates $276,835, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2008 as qualified for the corporate dividends received deduction.

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19

FINANCIAL HIGHLIGHTS

VP Mid Cap Value

Class I

For a Share Outstanding Throughout the Years Ended December 31
(except as noted)

                                   2008      2007      2006      2005     2004(1)

PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $12.94    $13.49    $11.70    $11.21      $10.80
                               --------   -------   -------    ------    --------
Income From
Investment
Operations

 Net Investment
 Income (Loss)(2)                  0.23      0.18      0.19      0.20       --(3)

 Net Realized
 and Unrealized
 Gain (Loss)                     (3.38)    (0.48)      2.16      0.86        0.44
                               --------   -------   -------    ------    --------
 Total From
 Investment
 Operations                      (3.15)    (0.30)      2.35      1.06        0.44
                               --------   -------   -------    ------    --------
Distributions

 From Net
 Investment
 Income                          (0.01)    (0.10)    (0.08)    (0.10)      (0.03)

 From Net
 Realized Gains                      --    (0.15)    (0.48)    (0.47)          --
                               --------   -------   -------    ------    --------
 Total
 Distributions                   (0.01)    (0.25)    (0.56)    (0.57)      (0.03)
                               --------   -------   -------    ------    --------
Net Asset Value,
End of Period                     $9.78    $12.94    $13.49    $11.70      $11.21
                               ========   =======   =======    ======    ========

TOTAL RETURN(4)                (24.35)%   (2.31)%    20.30%     9.56%       4.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating Expenses
to Average
Net Assets                        1.01%     1.00%     1.00%     1.02%    1.00%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                        1.88%     1.33%     1.50%     1.64%    0.47%(5)

Portfolio
Turnover Rate                      222%      195%      203%      225%      46%(6)

Net Assets,
End of Period (in thousands)    $32,801   $40,056   $30,201    $2,493        $285

(1) December 1, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period October 29, 2004 (fund inception) through
December 31, 2004.

See Notes to Financial Statements.

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20

VP Mid Cap Value

Class II

For a Share Outstanding Throughout the Years Ended December 31
(except as noted)

                                     2008       2007      2006     2005    2004(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period                $12.95     $13.49    $11.69   $11.21     $10.00
                                 --------   --------   -------   ------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                    0.20       0.16      0.16     0.16       0.02

 Net Realized
 and Unrealized
 Gain (Loss)                       (3.37)     (0.48)      2.18     0.87       1.22
                                 --------   --------   -------   ------   --------
 Total From
 Investment
 Operations                        (3.17)     (0.32)      2.34     1.03       1.24
                                 --------   --------   -------   ------   --------
Distributions

 From Net
 Investment Income                 (0.01)     (0.07)    (0.06)   (0.08)     (0.03)

 From Net
 Realized Gains                        --     (0.15)    (0.48)   (0.47)         --
                                 --------   --------   -------   ------   --------
 Total
 Distributions                     (0.01)     (0.22)    (0.54)   (0.55)     (0.03)
                                 --------   --------   -------   ------   --------
Net Asset Value,
End of Period                       $9.77     $12.95    $13.49   $11.69     $11.21
                                 ========   ========   =======   ======   ========

TOTAL RETURN(3)                  (24.51)%    (2.43)%    20.23%    9.31%     12.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to
Average Net Assets                  1.16%      1.15%     1.15%    1.17%   1.15%(4)

Ratio of
Net Investment
Income (Loss)
to Average
Net Assets                          1.73%      1.18%     1.35%    1.49%   0.95%(4)

Portfolio
Turnover Rate                        222%       195%      203%     225%        46%

Net Assets,
End of Period (in thousands)     $231,954   $314,998   $21,470   $6,249       $570

(1) October 29, 2004 (fund inception) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the
"Corporation"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 29, 2004 (inception of the fund) through December 31, 2004.
These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Mid Cap Value Fund, one of the funds constituting American Century Variable
Portfolios, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 29, 2004 through
December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 10, 2009

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22

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM) or American Century Global
Investment Management, Inc. (ACGIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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23

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

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24

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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25

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

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26

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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27

NOTES

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28

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .         1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES . . . . . .         1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .         1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0902
CL-ANN-64268

[front cover]

ANNUAL REPORT
DECEMBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY VARIABLE PORTFOLIOS

VP ULTRA® FUND

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

A HISTORIC MARKET DECLINE

In 2008, the U.S. stock market ended a five-year winning streak in history-making fashion, suffering its worst calendar-year loss since the Great
Depression. The catalysts for this historic decline included a debilitating credit crisis, calamity in the financial sector, and a year-long recession.

The credit environment deteriorated steadily throughout the year, and a deepening liquidity crisis--ignited by the mortgage-market meltdown in
2007--led to an increasingly urgent need for capital at many financial companies. The crisis reached a tipping point in September as a number of venerable financial institutions faced bankruptcy, a federal government bailout, or takeover by a competitor.

The credit crunch exacerbated the weakness in the U.S. economy, which officially entered a recession in December 2007. Escalating job losses pushed the unemployment rate up to a 16-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, contributing to a global economic downturn.

The federal government responded decisively with extraordinary levels of fiscal and monetary assistance--including an unprecedented series of interest rate cuts by the Federal Reserve--to stimulate economic activity and prevent a collapse in the financial system. Other central banks and governments contributed additional stimulus in a globally coordinated effort.

SOWING THE SEEDS OF RECOVERY

Despite the exceptional government intervention, economic and credit conditions continued to worsen throughout the year, triggering a steep stock market decline and a dramatic increase in day-to-day market volatility. As the accompanying table illustrates, the broad equity indices fell by more than 35%
in 2008--their worst performance in more than 70 years.

A market downturn of this magnitude plays the sometimes necessary role of correcting past market misbehavior and eliminating excesses and inefficiencies. The current downturn was years in the making, and it will take time for the financial relief and economic stimulus measures to reach fruition. However, we are confident that the pieces are in place to build the foundation of a sustainable market recovery.

U.S. Stock Index Returns
For the 12 months ended December 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -37.60%
Russell 1000 Value Index              -36.85%
Russell 1000 Growth Index             -38.44%

RUSSELL MIDCAP INDEX                  -41.46%
Russell Midcap Value Index            -38.44%
Russell Midcap Growth Index           -44.32%

RUSSELL 2000 INDEX (SMALL-CAP)        -33.79%
Russell 2000 Value Index              -28.92%
Russell 2000 Growth Index             -38.54%

------
2

PERFORMANCE
VP Ultra

Total Returns as of December 31, 2008
                                            Average Annual Returns
                                                          Since      Inception
                                   1 year    5 years    Inception       Date

CLASS I                           -41.48%    -4.98%       -4.32%       5/1/01

RUSSELL 1000 GROWTH INDEX(1)      -38.44%    -3.42%       -4.75%         --

S&P 500 INDEX(1)                  -37.00%    -2.19%       -2.54%         --

Class II                          -41.65%    -5.13%       -3.86%       5/1/02

Class III                         -41.52%    -4.98%       -3.61%      5/13/02

(1) Data provided by Lipper Inc. -- A Reuters Company. © 2009 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call
1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Ultra

Growth of $10,000 Over Life of Class

$10,000 investment made May 1, 2001

One-Year Returns Over Life of Class
Periods ended December 31
               2001*      2002      2003     2004     2005    2006     2007     2008

Class I        -4.70%    -22.71%   24.90%   10.68%   2.17%   -3.28%   21.02%   -41.48%

Russell
1000 Growth
Index         -12.39%    -27.88%   29.75%    6.30%   5.26%    9.07%   11.81%   -38.44%

S&P 500
Index          -8.49%    -22.10%   28.68%   10.88%   4.91%   15.79%   5.49%    -37.00%

* From 5/1/01, Class I's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call
1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
VP Ultra

Portfolio Managers: Steve Lurito, Keith Lee, and Michael Li

PERFORMANCE SUMMARY

VP Ultra returned -41.48%* in 2008, trailing both the -38.44% return of the fund's benchmark, the Russell 1000 Growth Index, and the -37.00% return of the broad S&P 500 Index.

VP Ultra's performance in 2008 reflected the extreme volatility and extraordinary decline in the U.S. equity market. But the fund also faced other considerable performance headwinds--growth stocks trailed value shares in the large-cap segment of the market, and our investment style emphasizing accelerating growth and price momentum was out of favor for much of the year.
Furthermore, we tilted the portfolio toward larger, higher-quality companies that we believed were more likely to hold up well in an economic downturn, but this positioning worked against us for the bulk of the year and only began to add value in the last few months.

As a result, the fund lagged its benchmark index and the broader equity market, but its underperformance was relatively modest given the difficult environment. With one notable exception, stock selection was generally positive across most sectors of the portfolio.

TECHNOLOGY UNDERPERFORMED

One particular sector of the portfolio had a significant negative impact on performance compared with the Russell 1000 Growth Index--information technology. Stock selection was the key factor behind our underperformance in this sector, most notably among software makers and communications equipment manufacturers.

The biggest individual detractor in the portfolio was MEMC Electronic
Materials, which makes silicon wafers used in semiconductors and solar panels.
Demand for silicon wafers was exceeding the company's production capabilities, so MEMC moved to expand its production capacity. Unfortunately, the expansion took longer and cost more than originally planned, and by the time it was up and running, demand for semiconductors--and, to a lesser extent, solar panels--had fallen.

Another noteworthy decliner was Research in Motion (RIM), which makes the popular Blackberry handheld devices. Smartphones have become a larger part of the cell phone market, and RIM has been increasing its market share in this lucrative segment. However, the slowing economy put downward pressure on the stock, as did the company's decision to lower its profit margins in an effort to capture additional market share. Although we remain positive on the outlook for RIM over the long term, we trimmed our position in the stock during the year.

Top Ten Holdings as of December 31, 2008
                             % of net       % of net
                           assets as of   assets as of
                             12/31/08        6/30/08

Wal-Mart Stores, Inc.          5.1%           3.1%
Apple, Inc.                    2.3%           3.7%
Microsoft Corp.                2.3%           1.2%
QUALCOMM, Inc.                 2.3%           2.2%
Cisco Systems, Inc.            2.3%           3.2%
McDonald's Corp.               2.2%           1.5%
Abbott Laboratories            2.2%           1.1%
Philip Morris
International, Inc.            2.0%           1.5%
Express Scripts, Inc.          2.0%           1.0%
Google, Inc., Class A          1.7%           2.3%

* All fund returns referenced in this commentary are for Class I shares.

------
5

VP Ultra

CONSUMER STOCKS OUTPERFORMED

Although every sector of the portfolio declined on an absolute basis, the portfolio's consumer stocks added the most value relative to the benchmark index. The main theme among the top relative performance contributors in the consumer sectors was a shift in consumer behavior toward lower-priced shopping destinations as economic conditions deteriorated.

The biggest beneficiary of this trend among the portfolio's holdings was discount retailer Wal-Mart, which was one of the few retailers to enjoy positive sales growth during the holiday shopping season. Through a more efficient use of capital, Wal-Mart also increased its free cash flow, enabling the company to remodel many of its stores. Fast-food restaurant chain
McDonald's was another top contributor, benefiting from the shift toward less-expensive dining options, as well as the company's improved drive-thru efficiency and revamped menus.

A LOOK AHEAD

As we move into 2009, stocks will continue to face challenges as the financial sector deleverages and the economy struggles through a recession. However, the key components of a recovery are beginning to fall into place--balance sheets are improving, fiscal and monetary stimulus is unfolding and expanding, and equity market valuations are attractive. There is still much progress to be made, but the necessary elements are in motion.

Although VP Ultra underperformed in the turbulent market environment of 2008, we remain confident that our investment approach will generate favorable results over the long term. The fund has outperformed the Russell 1000 Growth
Index since its inception in 2001, a period that featured the full spectrum of the economic cycle--recession and expansion. In addition, we have made several important improvements to our investment and research processes that we believe will yield better results going forward.

PORTFOLIO MANAGER TOM TELFORD LEFT AMERICAN CENTURY INVESTMENTS IN DECEMBER
2008 TO PURSUE ANOTHER CAREER OPPORTUNITY. FOLLOWING MR. TELFORD'S DEPARTURE,
KEITH LEE AND MICHAEL LI, PORTFOLIO MANAGERS FOR THE SELECT FUND, JOINED THE
VP ULTRA MANAGEMENT TEAM WITH CO-MANAGER STEVE LURITO.

Top Five Industries as of December 31, 2008
                                   % of net       % of net
                                 assets as of   assets as of
                                   12/31/08        6/30/08

Food & Staples Retailing             6.8%           4.4%
Biotechnology                        6.3%           3.8%
Software                             6.3%           3.2%
Oil, Gas & Consumable Fuels          6.0%           8.5%
Communications Equipment             5.0%           8.7%

Types of Investments in Portfolio
                                    % of net       % of net
                                  assets as of   assets as of
                                    12/31/08        6/30/08

Domestic Common Stocks                92.9%          91.5%
Foreign Common Stocks(1)              4.3%           8.0%
TOTAL COMMON STOCKS                   97.2%          99.5%
Temporary Cash Investments            0.8%           2.4%
Other Assets and Liabilities          2.0%          (1.9)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

              Beginning                          Expenses Paid
            Account Value    Ending Account     During Period*       Annualized
                7/1/08       Value 12/31/08    7/1/08 - 12/31/08   Expense Ratio*
ACTUAL

Class I         $1,000           $674.80             $4.25              1.01%

Class II        $1,000           $673.80             $4.88              1.16%

Class III       $1,000           $674.50             $4.25              1.01%

HYPOTHETICAL

Class I         $1,000          $1,020.06            $5.13              1.01%

Class II        $1,000          $1,019.30            $5.89              1.16%

Class III       $1,000          $1,020.06            $5.13              1.01%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Ultra

DECEMBER 31, 2008

Shares                                                                       Value

Common Stocks -- 97.2%

AEROSPACE & DEFENSE -- 2.5%
         15,810  Boeing Co.                                              $ 674,613
         51,050  General Dynamics Corp.                                  2,939,969
         36,400  Lockheed Martin Corp.                                   3,060,512
                                                                      ------------
                                                                         6,675,094
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 0.8%
         39,590  United Parcel Service, Inc., Class B                    2,183,784
                                                                      ------------
AUTO COMPONENTS -- 0.1%
         15,690  BorgWarner, Inc.                                          341,571
                                                                      ------------
BEVERAGES -- 2.8%
         96,010  Coca-Cola Co. (The)                                     4,346,373
         54,930  PepsiCo, Inc.                                           3,008,516
                                                                      ------------
                                                                         7,354,889
                                                                      ------------
BIOTECHNOLOGY -- 6.3%
         26,920  Amgen, Inc.(1)                                          1,554,630
         67,070  Celgene Corp.(1)                                        3,707,629
         46,470  Genentech, Inc.(1)                                      3,852,828
         49,310  Genzyme Corp.(1)                                        3,272,705
         84,190  Gilead Sciences, Inc.(1)                                4,305,477
                                                                      ------------
                                                                        16,693,269
                                                                      ------------
CAPITAL MARKETS -- 1.8%
          2,190  BlackRock, Inc.                                           293,789
        171,960  Charles Schwab Corp. (The)                              2,780,593
         21,628  Goldman Sachs Group, Inc. (The)                         1,825,187
                                                                      ------------
                                                                         4,899,569
                                                                      ------------
CHEMICALS -- 2.5%
         16,200  Air Products & Chemicals, Inc.                            814,374
         23,575  Celanese Corp., Series A                                  293,037
         51,270  Monsanto Co.                                            3,606,845
         25,620  Praxair, Inc.                                           1,520,803
         25,270  Valspar Corp.                                             457,134
                                                                      ------------
                                                                         6,692,193
                                                                      ------------
COMMERCIAL BANKS -- 1.1%
         10,580  Cullen/Frost Bankers, Inc.                                536,194
         10,050  PNC Financial Services Group, Inc.                        492,450
         65,700  Wells Fargo & Co.                                       1,936,836
                                                                      ------------
                                                                         2,965,480
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 5.0%
        371,694  Cisco Systems, Inc.(1)                                  6,058,612
        171,260  QUALCOMM, Inc.                                          6,136,246
         29,440  Research In Motion Ltd.(1)                              1,194,675
                                                                      ------------
                                                                        13,389,533
                                                                      ------------

Shares                                                                       Value

COMPUTERS & PERIPHERALS -- 4.4%
         72,540  Apple, Inc.(1)                                        $ 6,191,289
        117,570  EMC Corp.(1)                                            1,230,958
        113,890  Hewlett-Packard Co.                                     4,133,068
                                                                      ------------
                                                                        11,555,315
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 0.5%
         13,050  Fluor Corp.                                               585,554
         14,540  Jacobs Engineering Group, Inc.(1)                         699,374
                                                                      ------------
                                                                         1,284,928
                                                                      ------------
CONSUMER FINANCE -- 0.3%
         24,110  Capital One Financial Corp.                               768,868
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
         67,470  JPMorgan Chase & Co.                                    2,127,329
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
          9,010  AT&T, Inc.                                                256,785
         30,020  Telefonica SA                                             672,912
          6,420  Telefonica SA ADR                                         432,644
                                                                      ------------
                                                                         1,362,341
                                                                      ------------
ELECTRIC UTILITIES -- 0.8%
         16,180  Progress Energy, Inc.                                     644,773
         42,030  Southern Co.                                            1,555,110
                                                                      ------------
                                                                         2,199,883
                                                                      ------------
ELECTRICAL EQUIPMENT -- 1.9%
         32,340  ABB Ltd.                                                  487,500
         17,270  ABB Ltd. ADR                                              259,223
        115,362  Emerson Electric Co.                                    4,223,403
                                                                      ------------
                                                                         4,970,126
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 1.6%
         56,710  National Oilwell Varco, Inc.(1)                         1,385,992
         67,680  Schlumberger Ltd.                                       2,864,895
                                                                      ------------
                                                                         4,250,887
                                                                      ------------
FOOD & STAPLES RETAILING -- 6.8%
         21,533  Costco Wholesale Corp.                                  1,130,482
        124,590  Kroger Co. (The)                                        3,290,422
        242,080  Wal-Mart Stores, Inc.                                  13,571,005
                                                                      ------------
                                                                        17,991,909
                                                                      ------------
FOOD PRODUCTS -- 2.3%
         60,380  General Mills, Inc.                                     3,668,085
         18,220  Kellogg Co.                                               798,947
         43,220  Nestle SA                                               1,703,412
                                                                      ------------
                                                                         6,170,444
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.6%
         81,070  Baxter International, Inc.                              4,344,541

------
8

VP Ultra

Shares                                                                       Value

         19,270  Becton, Dickinson & Co.                               $ 1,317,876
         41,550  Medtronic, Inc.                                         1,305,501
                                                                      ------------
                                                                         6,967,918
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.2%
         94,170  Express Scripts, Inc.(1)                                5,177,467
         27,450  UnitedHealth Group, Inc.                                  730,170
                                                                      ------------
                                                                         5,907,637
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 3.2%
         93,350  McDonald's Corp.                                        5,805,437
         82,560  Yum! Brands, Inc.                                       2,600,640
                                                                      ------------
                                                                         8,406,077
                                                                      ------------
HOUSEHOLD DURABLES -- 0.1%
          9,010  Mohawk Industries, Inc.(1)                                387,160
                                                                      ------------
HOUSEHOLD PRODUCTS -- 0.3%
         10,420  Colgate-Palmolive Co.                                     714,187
                                                                      ------------
INSURANCE -- 0.5%
         12,790  Aon Corp.                                                 584,247
         18,950  MetLife, Inc.                                             660,597
                                                                      ------------
                                                                         1,244,844
                                                                      ------------
INTERNET & CATALOG RETAIL -- 0.5%
         25,400  Amazon.com, Inc.(1)                                     1,302,512
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 2.0%
          4,920  Baidu.com, Inc. ADR(1)                                    642,404
         14,972  Google, Inc., Class A(1)                                4,606,136
                                                                      ------------
                                                                         5,248,540
                                                                      ------------
IT SERVICES -- 3.4%
         45,500  Accenture Ltd., Class A                                 1,491,945
         13,930  Automatic Data Processing, Inc.                           548,006
         43,880  International Business Machines Corp.                   3,692,941
          7,310  MasterCard, Inc., Class A                               1,044,818
         24,670  Visa, Inc., Class A                                     1,293,941
         73,490  Western Union Co. (The)                                 1,053,847
                                                                      ------------
                                                                         9,125,498
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.8%
         75,040  Hasbro, Inc.                                            2,188,917
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.7%
         50,940  Thermo Fisher Scientific, Inc.(1)                       1,735,526
                                                                      ------------
MACHINERY -- 1.8%
         62,780  Cummins, Inc.                                           1,678,109
         12,990  Deere & Co.                                               497,777
         29,970  Eaton Corp.                                             1,489,809
         28,280  Parker-Hannifin Corp.                                   1,203,031
                                                                      ------------
                                                                         4,868,726
                                                                      ------------

Shares                                                                       Value

METALS & MINING -- 2.8%
         34,870  BHP Billiton Ltd. ADR                                 $ 1,495,923
         26,860  Cliffs Natural Resources, Inc.                            687,884
         17,890  Freeport-McMoRan Copper & Gold, Inc.                      437,232
         43,100  Newmont Mining Corp.                                    1,754,170
         50,900  Nucor Corp.                                             2,351,580
         16,650  United States Steel Corp.                                 619,380
                                                                      ------------
                                                                         7,346,169
                                                                      ------------
MULTI-INDUSTRY -- 0.3%
         25,980  Utilities Select Sector SPDR Fund                         754,199
                                                                      ------------
MULTILINE RETAIL -- 1.3%
         75,000  Kohl's Corp.(1)                                         2,715,000
         18,170  Target Corp.                                              627,410
                                                                      ------------
                                                                         3,342,410
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 6.0%
         18,270  Apache Corp.                                            1,361,663
          9,890  Chevron Corp.                                             731,563
         42,120  EOG Resources, Inc.                                     2,804,350
         32,830  Exxon Mobil Corp.                                       2,620,819
         40,950  Hess Corp.                                              2,196,558
         39,000  Noble Energy, Inc.                                      1,919,580
         49,580  Occidental Petroleum Corp.                              2,974,304
         27,580  Plains Exploration & Production Co.(1)                    640,959
         20,310  Southwestern Energy Co.(1)                                588,381
                                                                      ------------
                                                                        15,838,177
                                                                      ------------
PHARMACEUTICALS -- 4.8%
        107,749  Abbott Laboratories                                     5,750,564
         16,240  AstraZeneca plc                                           658,023
         11,010  AstraZeneca plc ADR                                       451,740
         82,270  Bristol-Myers Squibb Co.                                1,912,778
         30,890  Johnson & Johnson                                       1,848,149
          8,120  Novartis AG                                               406,848
         20,590  Teva Pharmaceutical Industries Ltd. ADR                   876,516
         18,580  Wyeth                                                     696,936
                                                                      ------------
                                                                        12,601,554
                                                                      ------------
ROAD & RAIL -- 2.0%
         46,100  Norfolk Southern Corp.                                  2,169,005
         65,020  Union Pacific Corp.                                     3,107,956
                                                                      ------------
                                                                         5,276,961
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.4%
        119,870  Altera Corp.                                            2,003,028
         60,800  Applied Materials, Inc.                                   615,904
         33,300  ASML Holding NV                                           594,242

------
9

VP Ultra

Shares                                                                       Value

        275,892  Intel Corp.                                           $ 4,044,577
         27,200  Lam Research Corp.(1)                                     578,816
         89,980  Linear Technology Corp.                                 1,990,357
         21,531  MEMC Electronic Materials, Inc.(1)                        307,463
         81,220  Microchip Technology, Inc.                              1,586,226
                                                                      ------------
                                                                        11,720,613
                                                                      ------------
SOFTWARE -- 6.3%
        156,550  Activision Blizzard, Inc.(1)                            1,352,592
        146,690  Adobe Systems, Inc.(1)                                  3,123,030
         66,360  McAfee, Inc.(1)                                         2,294,065
        317,410  Microsoft Corp.                                         6,170,450
        138,760  Oracle Corp.(1)                                         2,460,215
         26,390  salesforce.com, inc.(1)                                   844,744
         14,910  VMware, Inc., Class A(1)                                  353,218
                                                                      ------------
                                                                        16,598,314
                                                                      ------------
SPECIALTY RETAIL -- 3.4%
         52,090  Lowe's Cos., Inc.                                       1,120,977
         30,130  Sherwin-Williams Co. (The)                              1,800,268
        230,970  Staples, Inc.                                           4,138,982
         91,860  TJX Cos., Inc. (The)                                    1,889,560
                                                                      ------------
                                                                         8,949,787
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.2%
         61,630  NIKE, Inc., Class B                                     3,143,130
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
         36,270  People's United Financial, Inc.                           646,694
                                                                      ------------

Shares                                                                       Value

TOBACCO -- 2.2%
         11,160  Lorillard, Inc.                                         $ 628,866
        120,790  Philip Morris International, Inc.                       5,255,573
                                                                      ------------
                                                                         5,884,439
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 1.4%
         48,460  W.W. Grainger, Inc.                                     3,820,586
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $279,011,392)                                                    257,897,987
                                                                      ------------

Temporary Cash Investments -- 0.8%

         49,324  JPMorgan U.S. Treasury Plus Money Market Fund
                 Agency Shares                                              49,324

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 8.125%,
8/15/19, valued at $2,047,114), in a joint trading account at
0.02%, dated 12/31/08, due 1/2/09 (Delivery value $2,000,002)            2,000,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $2,049,324)                                                        2,049,324
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 98.0%
(Cost $281,060,716)                                                    259,947,311
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 2.0%                                     5,324,515
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $265,271,826
                                                                      ============

Forward Foreign Currency Exchange Contracts
    Contracts to Sell       Settlement Date      Value     Unrealized Gain (Loss)

   1,336,067  CHF for USD       1/30/09       $1,255,584         $(135,160)

     435,270  EUR for USD       1/30/09         604,358           (40,328)

     219,402  GBP for USD       1/30/09         315,227            12,083
                                              ----------         ----------
                                              $2,175,169         $(163,405)
                                              ==========         ==========

(Value on Settlement Date $2,011,764)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

EUR = Euro

GBP = British Pound

SPDR = Standard & Poor's Depositary Receipts

USD = United States Dollar

(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS

Investment securities, at value (cost of $281,060,716)                $259,947,311

Cash                                                                        30,048

Receivable for capital shares sold                                       5,425,775

Receivable for forward foreign currency exchange contracts                  12,083

Dividends and interest receivable                                          374,149
                                                                      ------------
                                                                       265,789,366
                                                                      ------------

LIABILITIES

Payable for forward foreign currency exchange contracts                    175,488

Payable for capital shares redeemed                                        106,479

Accrued management fees                                                    199,269

Distribution fees payable                                                   36,304
                                                                      ------------
                                                                           517,540
                                                                      ------------

NET ASSETS                                                            $265,271,826
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $346,199,128

Undistributed net investment income                                        632,533

Accumulated net realized loss on investment and foreign currency
transactions                                                          (60,282,567)

Net unrealized depreciation on investments and translation of
assets and liabilities in foreign currencies                          (21,277,268)
                                                                      ------------
                                                                      $265,271,826
                                                                      ============

CLASS I, $0.01 PAR VALUE

Net assets                                                             $84,596,358

Shares outstanding                                                      13,966,603

Net asset value per share                                                    $6.06

CLASS II, $0.01 PAR VALUE

Net assets                                                            $179,935,602

Shares outstanding                                                      30,017,246

Net asset value per share                                                    $5.99

CLASS III, $0.01 PAR VALUE

Net assets                                                                $739,866

Shares outstanding                                                         122,279

Net asset value per share                                                    $6.05

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $44,652)                   $ 4,314,410

Interest                                                                   109,488

Securities lending, net                                                     40,457
                                                                    --------------
                                                                         4,464,355
                                                                    --------------

EXPENSES:

Management fees                                                          2,993,179

Distribution fees -- Class II                                              626,787

Directors' fees and expenses                                                16,247

Other expenses                                                               1,261
                                                                    --------------
                                                                         3,637,474
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                               826,881
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                               (58,848,084)

Foreign currency transactions                                            (278,394)
                                                                    --------------
                                                                      (59,126,478)
                                                                    --------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                          (102,410,194)

Translation of assets and liabilities in foreign currencies               (76,555)
                                                                    --------------
                                                                     (102,486,749)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (161,613,227)
                                                                    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(160,786,346)
                                                                    ==============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007
Increase (Decrease) in Net Assets                        2008            2007

OPERATIONS

Net investment income (loss)                             $ 826,881     $ 1,042,359

Net realized gain (loss)                              (59,126,478)     100,415,710

Change in net unrealized appreciation
(depreciation)                                       (102,486,749)      13,938,840
                                                     -------------   -------------
Net increase (decrease) in net assets resulting
from operations                                      (160,786,346)     115,396,909
                                                     -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

 Class I                                              (11,250,838)              --

 Class II                                             (41,070,238)              --

 Class III                                               (188,148)              --
                                                     -------------   -------------
Decrease in net assets from distributions             (52,509,224)              --
                                                     -------------   -------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                              61,877,482   (328,962,453)
                                                     -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS                (151,418,088)   (213,565,544)

NET ASSETS

Beginning of period                                    416,689,914     630,255,458
                                                     -------------   -------------
End of period                                        $ 265,271,826   $ 416,689,914
                                                     =============   =============

Undistributed net investment income                       $632,533         $85,079
                                                     =============   =============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
14

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(37,206,908), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(9,458,889) and $(118,303) of net capital and foreign currency losses, respectively, incurred in the two-month period ended
December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

------
15

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00% for Class I and
Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class of the fund for the year ended December 31, 2008 was 1.00%, 0.90% and 1.00% for Class I, Class II and Class III, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
16

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2008, were $560,111,502 and
$552,690,147, respectively.

As of December 31, 2008, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $294,677,486
                                                         =============
Gross tax appreciation of investments                      $ 7,417,609

Gross tax depreciation of investments                     (42,147,784)
                                                         -------------
Net tax appreciation (depreciation) of investments       $(34,730,175)
                                                         =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS

                              Year ended                      Year ended
                           December 31, 2008              December 31, 2007
                        Shares         Amount          Shares          Amount
CLASS I/SHARES
AUTHORIZED            100,000,000                     100,000,000
                      ===========                    ============
Sold                    9,184,776     $ 58,769,402      4,959,745     $ 54,625,212

Issued in
reinvestment of
distributions           1,257,077       11,250,838             --               --

Redeemed              (4,933,748)     (45,420,475)    (6,889,116)     (76,058,014)
                      -----------   --------------   ------------   --------------
                        5,508,105       24,599,765    (1,929,371)     (21,432,802)
                      -----------   --------------   ------------   --------------
CLASS II/SHARES
AUTHORIZED            150,000,000                     150,000,000
                      ===========                    ============
Sold                    5,899,794       50,220,263     16,502,607      172,468,786

Issued in
reinvestment of
distributions           4,630,241       41,070,238             --               --

Redeemed              (6,337,851)     (53,217,136)   (43,193,701)    (480,006,336)
                      -----------   --------------   ------------   --------------
                        4,192,184       38,073,365   (26,691,094)    (307,537,550)
                      -----------   --------------   ------------   --------------
CLASS III/SHARES
AUTHORIZED             50,000,000                      50,000,000
                      ===========                    ============
Sold                       28,758          242,976        155,812        1,743,355

Issued in
reinvestment of
distributions              21,046          188,148             --               --

Redeemed                (122,153)   (1,226,772)(1)      (158,640)   (1,735,456)(2)
                      -----------   --------------   ------------   --------------
                         (72,349)        (795,648)        (2,828)            7,899
                      -----------   --------------   ------------   --------------
Net increase
(decrease)              9,627,940     $ 61,877,482   (28,623,293)   $(328,962,453)
                      ===========   ==============   ============   ==============

(1) Net of redemption fees of $598.

(2) Net of redemption fees of $511.

5. SECURITIES LENDING

As of December 31, 2008, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

------
17

6. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as a fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities and other financial instruments as of
December 31, 2008:

                               Value of Investment     Unrealized Gain (Loss) on
Valuation Inputs                    Securities       Other Financial Instruments*

Level 1 -- Quoted Prices               $253,424,374                             --

Level 2 -- Other Significant
Observable Inputs                         6,522,937                     $(163,405)

Level 3 -- Significant
Unobservable Inputs                              --                             --
                                       ------------                     ----------
                                       $259,947,311                     $(163,405)
                                       ============                     ==========

* Includes forward foreign currency exchange contracts.

7. BANK LINE OF CREDIT

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2008.

8. INTERFUND LENDING

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC).
This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund's investment policies and borrowing and lending limits.
The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates.
Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2008, the fund did not utilize the program.

------
18

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, ordinary income distributions of $1,033, or up to the maximum amount allowable, qualify for the corporate dividends received deduction for the fiscal year ended December 31, 2008.

The fund hereby designates $52,508,191, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended December 31,
2008.

------
19

FINANCIAL HIGHLIGHTS
VP Ultra

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                    2008       2007      2006       2005      2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $12.15     $10.04    $10.38     $10.16     $9.18
                                  ------     ------    ------     ------    ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                          0.03       0.05    (0.01)     (0.01)     --(2)

 Net Realized and
 Unrealized Gain (Loss)           (4.57)       2.06    (0.33)       0.22      0.98
                                  ------     ------    ------     ------    ------
 Total From Investment
 Operations                       (4.54)       2.11    (0.34)       0.21      0.98
                                  ------     ------    ------     ------    ------
Distributions

 From Net Realized Gains          (1.55)         --        --         --        --
                                  ------     ------    ------     ------    ------
Redemption fees(1)                 --(2)      --(2)     --(2)       0.01     --(2)
                                  ------     ------    ------     ------    ------
Net Asset Value, End of
Period                             $6.06     $12.15    $10.04     $10.38    $10.16
                                  ======     ======    ======     ======    ======

TOTAL RETURN(3)                 (41.48)%     21.02%   (3.28)%      2.17%    10.68%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.01%      1.01%     1.00%      1.01%     1.00%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                             0.37%      0.30%   (0.06)%    (0.08)%     0.05%

Portfolio Turnover Rate             171%       137%      118%        58%       45%

Net Assets, End of Period
(in thousands)                   $84,596   $102,789  $104,270   $105,560   $79,489

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP Ultra

Class II
For a Share Outstanding Throughout the Years Ended December 31
                                    2008       2007      2006       2005      2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $12.06      $9.98    $10.33     $10.13     $9.16
                                  ------     ------    ------     ------    ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                          0.02       0.01    (0.02)     (0.02)     --(2)

 Net Realized and
 Unrealized Gain (Loss)           (4.54)       2.07    (0.33)       0.21      0.97
                                  ------     ------    ------     ------    ------
 Total From Investment
 Operations                       (4.52)       2.08    (0.35)       0.19      0.97
                                  ------     ------    ------     ------    ------
Distributions

 From Net Realized Gains          (1.55)         --        --         --        --
                                  ------     ------    ------     ------    ------
Redemption Fees(1)                 --(2)      --(2)     --(2)       0.01     --(2)
                                  ------     ------    ------     ------    ------
Net Asset Value, End of
Period                             $5.99     $12.06     $9.98     $10.33    $10.13
                                  ======     ======    ======     ======    ======

TOTAL RETURN(3)                 (41.65)%     20.84%   (3.39)%      1.97%    10.59%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.16%      1.16%     1.15%      1.16%     1.15%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                             0.22%      0.15%   (0.21)%    (0.23)%   (0.10)%

Portfolio Turnover Rate             171%       137%      118%        58%       45%

Net Assets, End of Period
(in thousands)                  $179,936   $311,537  $524,005   $213,594   $91,984

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

VP Ultra

Class III
For a Share Outstanding Throughout the Years Ended December 31
                                         2008     2007      2006     2005     2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                 $12.14   $10.03    $10.37   $10.15    $9.17
                                       ------   ------    ------   ------   ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                               0.03     0.06    (0.01)    --(2)     0.01

 Net Realized and Unrealized
 Gain (Loss)                           (4.57)     2.05    (0.33)     0.21     0.97
                                       ------   ------    ------   ------   ------
 Total From Investment
 Operations                            (4.54)     2.11    (0.34)     0.21     0.98
                                       ------   ------    ------   ------   ------
Distributions

 From Net Realized Gains               (1.55)       --        --       --       --
                                       ------   ------    ------   ------   ------
Redemption Fees(1)                      --(2)    --(2)     --(2)     0.01    --(2)
                                       ------   ------    ------   ------   ------
Net Asset Value, End of Period          $6.05   $12.14    $10.03   $10.37   $10.15
                                       ======   ======    ======   ======   ======

TOTAL RETURN(3)                      (41.52)%   21.04%   (3.28)%    2.17%   10.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                      1.01%    1.01%     1.00%    1.01%    1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.37%    0.30%   (0.06)%  (0.08)%    0.05%

Portfolio Turnover Rate                  171%     137%      118%      58%      45%

Net Assets, End of Period (in
thousands)                               $740   $2,364    $1,980   $3,098     $966

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the "Corporation"),
as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Ultra Fund, one of the funds constituting American Century Variable
Portfolios, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 10, 2009

------
23

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM) or American Century Global
Investment Management, Inc. (ACGIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman
(since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
24

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

------
25

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
26

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
27

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
28

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .        1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES. . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0902
CL-ANN-64264

[front cover]

ANNUAL REPORT
DECEMBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY VARIABLE PORTFOLIOS

VP VALUE FUND

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

AN HISTORIC MARKET DECLINE

In 2008, the U.S. stock market ended a five-year winning streak in history-making fashion, suffering its worst calendar-year loss since the Great
Depression. The catalysts for this historic decline included a debilitating credit crisis, calamity in the financial sector, and a year-long recession.

The credit environment deteriorated steadily throughout the year, and a deepening liquidity crisis--ignited by the mortgage-market meltdown in
2007--led to an increasingly urgent need for capital at many financial companies. The crisis reached a tipping point in September as a number of venerable financial institutions faced bankruptcy, a federal government bailout, or takeover by a competitor.

The credit crunch exacerbated the weakness in the U.S. economy, which officially entered a recession in December 2007. Escalating job losses pushed the unemployment rate up to a 16-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, contributing to a global economic downturn.

The federal government responded decisively with extraordinary levels of fiscal and monetary assistance--including an unprecedented series of interest rate cuts by the Federal Reserve--to stimulate economic activity and prevent a collapse in the financial system. Other central banks and governments contributed additional stimulus in a globally coordinated effort.

SOWING THE SEEDS OF RECOVERY

Despite the exceptional government intervention, economic and credit conditions continued to worsen throughout the year, triggering a steep stock market decline and a dramatic increase in day-to-day market volatility. As the accompanying table illustrates, the broad equity indices fell by more than 35%
in 2008--their worst performance in more than 70 years.

A market downturn of this magnitude plays the sometimes necessary role of correcting past market misbehavior and eliminating excesses and inefficiencies. The current downturn was years in the making, and it will take time for the financial relief and economic stimulus measures to reach fruition. However, we are confident that the pieces are in place to build the foundation of a sustainable market recovery.

U.S. Stock Index Returns
For the 12 months ended December 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -37.60%
Russell 1000 Value Index              -36.85%
Russell 1000 Growth Index             -38.44%

RUSSELL MIDCAP INDEX                  -41.46%
Russell Midcap Value Index            -38.44%
Russell Midcap Growth Index           -44.32%

RUSSELL 2000 INDEX (SMALL-CAP)        -33.79%
Russell 2000 Value Index              -28.92%
Russell 2000 Growth Index             -38.54%

------
2

PERFORMANCE
VP Value

Total Returns as of December 31, 2008
                                           Average Annual Returns
                                                               Since      Inception
                          1 year      5 years    10 years    Inception       Date

CLASS I                   -26.78%     -0.21%      3.95%        6.37%        5/1/96

RUSSELL 3000
VALUE INDEX(1)            -36.25%     -0.72%      1.69%        5.92%          --

S&P 500 INDEX(1)          -37.00%     -2.19%      -1.38%       4.35%          --

LIPPER MULTI-CAP
VALUE INDEX(1)            -37.65%     -2.47%      1.28%        4.41%          --

Class II                  -26.80%     -0.34%        --         1.82%       8/14/01

Class III                 -26.78%     -0.21%        --         1.84%        5/6/02

(1) Data provided by Lipper Inc. -- A Reuters Company. © 2009 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Value

Growth of $10,000 Over 10 Years

$10,000 investment made December 31, 1998

One-Year Returns Over 10 Years
Periods ended December 31
             1999     2000      2001      2002      2003     2004    2005    2006      2007      2008

Class I     -0.85%   18.14%    12.82%    -12.62%   28.96%   14.33%  5.03%   18.65%    -5.14%    -26.78%

Russell
3000
Value
Index        6.65%    8.04%    -4.33%    -15.18%   31.14%   16.94%  6.85%   22.34%    -1.01%    -36.25%

S&P 500
Index       21.04%   -9.10%   -11.89%    -22.10%   28.68%   10.88%  4.91%   15.79%    5.49%     -37.00%

Lipper
Multi-
Cap
Value
Index        5.94%    9.64%    1.30%     -17.61%   32.78%   14.91%  6.33%   17.07%    -1.04%    -37.65%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
VP Value

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

PERFORMANCE SUMMARY

VP Value declined -26.78%* for the 12 months ended December 31, 2008. By comparison, its benchmark, the Russell 3000 Value Index, declined -36.25%. The
Lipper Multi-Cap Value Index declined -37.65% while the average return for
Morningstar's Large Cap Value category (whose performance, like VP Value's, reflects fund operating expenses) was -37.25%.** The broader market, as measured by the S&P 500, declined -37.00%. (The portfolio's returns reflect fund operating expenses, while the indices' returns do not.)

The volatile market environment described in the Market Perspective on page 2 hampered VP Value's absolute performance. Nevertheless, the portfolio outpaced its benchmark, largely because of its emphasis on less-risky businesses with sound balance sheets. U.S. equity indexes were universally down for the
12-month period, with value and growth stocks generally providing similar returns. VP Value benefited most from its positions in consumer staples, financials, and materials. Detractors were scattered across different sectors.

CONSUMER STAPLES BOOSTED RESULTS

The portfolio benefited from an overweight in consumer staples, a position we gradually reduced as relative valuations increased over the period.

Effective security selection, particularly among food and household products stocks, also contributed positively to relative results. Two top holdings were
Kraft Foods and Kimberly-Clark Corp. Kraft, the largest branded food company in the U.S., has slimmed down its portfolio of products to concentrate more marketing resources behind fewer brands. It has also continued to cut costs and push more of its products into international markets. Kimberly-Clark, one of the largest makers of personal-care and paper products, benefited from cost-cutting and price increases. Lower commodity prices may also help the company's profit margins in the future.

FINANCIALS ENHANCED PERFORMANCE

In general, we perceive more risk than reward in the financials sector, the benchmark's weakest performer of the period. As a result, we maintain a significant underweight. Furthermore, our focus on higher-quality companies with strong balance sheets and reliable funding sources helped us avoid several headline names, including financial giant Citigroup;
government-sponsored mortgage lender Fannie Mae; bank holding company Wachovia
Corp.; and investment bank Lehman Brothers, which declared bankruptcy during the period.

Top Ten Holdings as of December 31, 2008
                                   % of net       % of net
                                 assets as of   assets as of
                                   12/31/08        6/30/08

Exxon Mobil Corp.                    5.6%           5.1%
AT&T, Inc.                           4.2%           3.6%
General Electric Co.                 4.2%           5.5%
Kimberly-Clark Corp.                 2.7%           4.5%
BP plc ADR                           2.7%           3.1%
Pfizer, Inc.                         2.7%           2.0%
Johnson & Johnson                    2.7%           2.5%
JPMorgan Chase & Co.                 2.6%           1.8%
Marsh & McLennan Cos., Inc.          2.5%           1.7%
Beckman Coulter, Inc.                2.3%           1.8%

* All fund returns referenced in this commentary are for Class I shares.

** The average returns for Morningstar's Large Cap Value category were -2.05%
and 0.58% for the five- and ten-year periods ended December 31, 2008, respectively. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
5

VP Value

MATERIALS CONTRIBUTED

The materials sector was another source of relative outperformance. In the containers and packaging segment, effective security selection added to results. A top contributor was Bemis Co., one of the portfolio's larger holdings. Bemis, a major producer of flexible packaging, primarily for the food industry, reported an increase in profits from the sale of its flexible and dry-food packaging products.

DETRACTORS WERE ISOLATED

VP Value's detractors were broadly distributed, with none of the 10 sectors in which it was invested providing negative relative performance.

Two notable detractors came from the financials sector. Wells Fargo & Company, in which the portfolio had a material underweight, hampered results when it outperformed for the benchmark. We believe the commercial bank was perceived by investors as a less-risky financial holding. Asset manager
AllianceBernstein Holding LP experienced weak investment performance, compounding a decline in assets under management that accompanied the decline in the financial markets. We believe the stock will return to more reasonable valuations after performance issues are resolved.

In energy, we continue to focus on businesses with access to low-cost reserves and less-volatile earnings streams. However, performance was hindered by smaller-than-the-benchmark positions in Chevron and Exxon Mobil, both of which outperformed. In information technology, a notable detractor was Tyco
Electronics, a global provider of engineered electronic components, network solutions, wireless systems, and undersea telecommunication systems. The company reported a drop in earnings in the global economic downturn as customer demand decreased in most of its key end markets.

OUTLOOK

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We see opportunities in information technology, industrials, and health care stocks, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials and consumer discretionary stocks.

PORTFOLIO MANAGER SCOTT MOORE HAS LEFT AMERICAN CENTURY INVESTMENTS TO PURSUE
ANOTHER CAREER OPPORTUNITY. MICHAEL LISS, WHO IS ALSO ON THE VP MID CAP VALUE
MANAGEMENT TEAM, CONTINUES TO CO-MANAGE VP VALUE. PORTFOLIO MANAGER KEVIN
TONEY HAS JOINED THE VP VALUE MANAGEMENT TEAM. MR. TONEY, A PORTFOLIO MANAGER
ON THE VP MID CAP VALUE PORTFOLIO, PREVIOUSLY SERVED AS A SENIOR INVESTMENT
ANALYST FOR VP VALUE.

Top Five Industries as of December 31, 2008
                                                     % of net         % of net
                                                   assets as of     assets as of
                                                     12/31/08          6/30/08

Oil, Gas & Consumable Fuels                           14.6%             10.8%
Pharmaceuticals                                        9.4%             7.1%
Food Products                                          6.5%             9.9%
Insurance                                              6.5%             6.2%
Diversified Telecommunication Services                 5.9%             5.0%

Types of Investments in Portfolio
                                                     % of net         % of net
                                                   assets as of     assets as of
                                                     12/31/08          6/30/08

Domestic Common Stocks                                91.2%             88.2%
Foreign Common Stocks(1)                               8.3%             8.3%
TOTAL COMMON STOCKS                                   99.5%             96.5%
Cash and Equivalents(2)                                0.5%             3.5%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           Expenses
                 Beginning     Ending    Paid During
                  Account     Account      Period*     Annualized
                   Value       Value       7/1/08 -      Expense
                   7/1/08     12/31/08     12/31/08      Ratio*

ACTUAL
Class I            $1,000     $841.70       $4.44         0.96%
Class II           $1,000     $841.70       $5.14         1.11%
Class III          $1,000     $841.70       $4.44         0.96%

HYPOTHETICAL
Class I            $1,000    $1,020.31      $4.88         0.96%
Class II           $1,000    $1,019.56      $5.63         1.11%
Class III          $1,000    $1,020.31      $4.88         0.96%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Value

DECEMBER 31, 2008

Shares                                                                       Value

Common Stocks -- 99.5%

AEROSPACE & DEFENSE -- 0.9%
          112,767  Honeywell International, Inc.                       $ 3,702,140
          152,347  Northrop Grumman Corp.                                6,861,709
                                                                    --------------
                                                                        10,563,849
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.8%
          182,196  United Parcel Service, Inc., Class B                 10,049,931
                                                                    --------------
AIRLINES -- 0.5%
          702,832  Southwest Airlines Co.                                6,058,412
                                                                    --------------
AUTOMOBILES -- 1.3%
          167,300  Honda Motor Co. Ltd.                                  3,628,285
          373,400  Toyota Motor Corp.                                   12,222,438
                                                                    --------------
                                                                        15,850,723
                                                                    --------------
BEVERAGES -- 0.7%
          156,779  PepsiCo, Inc.                                         8,586,786
                                                                    --------------
BIOTECHNOLOGY -- 0.9%
          198,262  Amgen, Inc.(1)                                       11,449,630
                                                                    --------------
BUILDING PRODUCTS -- 0.3%
          347,543  Masco Corp.                                           3,868,154
                                                                    --------------
CAPITAL MARKETS -- 2.5%
          530,837  AllianceBernstein Holding LP                         11,036,101
          225,429  Ameriprise Financial, Inc.                            5,266,022
           49,802  Goldman Sachs Group, Inc. (The)                       4,202,791
          336,433  Legg Mason, Inc.                                      7,371,247
          312,149  Merrill Lynch & Co., Inc.                             3,633,414
                                                                    --------------
                                                                        31,509,575
                                                                    --------------
CHEMICALS -- 2.4%
           70,627  Air Products & Chemicals, Inc.                        3,550,419
          236,453  Dow Chemical Co. (The)                                3,568,076
          319,437  E.I. du Pont de Nemours & Co.                         8,081,756
           33,883  Ecolab, Inc.                                          1,190,988
          426,602  International Flavors & Fragrances, Inc.             12,678,611
           29,722  Minerals Technologies, Inc.                           1,215,630
                                                                    --------------
                                                                        30,285,480
                                                                    --------------
COMMERCIAL BANKS -- 3.0%
          714,694  Associated Banc-Corp.                                14,958,545
          219,375  BB&T Corp.                                            6,024,037
           91,631  Marshall & Ilsley Corp.                               1,249,847
           89,301  SunTrust Banks, Inc.                                  2,637,952
          227,349  U.S. Bancorp.                                         5,685,998
          219,824  Wells Fargo & Co.                                     6,480,412
                                                                    --------------
                                                                        37,036,791
                                                                    --------------

Shares                                                                       Value

COMMERCIAL SERVICES & SUPPLIES -- 3.1%
          490,172  Avery Dennison Corp.                               $ 16,043,330
          291,930  Pitney Bowes, Inc.                                    7,438,376
          287,639  Republic Services, Inc.                               7,130,571
          222,577  Waste Management, Inc.                                7,376,202
                                                                    --------------
                                                                        37,988,479
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 0.2%
          153,002  Nokia Oyj ADR                                         2,386,831
                                                                    --------------
COMPUTERS & PERIPHERALS -- 0.9%
          393,415  Diebold, Inc.                                        11,051,027
                                                                    --------------
CONTAINERS & PACKAGING -- 1.9%
        1,009,263  Bemis Co., Inc.                                      23,899,348
                                                                    --------------
DISTRIBUTORS -- 0.9%
          305,710  Genuine Parts Co.                                    11,574,181
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 5.1%
        1,587,012  Bank of America Corp.                                22,345,129
        1,038,295  JPMorgan Chase & Co.                                 32,737,441
          376,964  McGraw-Hill Cos., Inc. (The)                          8,741,795
                                                                    --------------
                                                                        63,824,365
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.9%
        1,837,809  AT&T, Inc.                                           52,377,557
          333,326  BCE, Inc.                                             6,785,324
          408,819  Verizon Communications, Inc.                         13,858,964
                                                                    --------------
                                                                        73,021,845
                                                                    --------------
ELECTRIC UTILITIES -- 2.5%
          381,073  IDACORP, Inc.                                        11,222,600
          947,816  Westar Energy, Inc.                                  19,439,706
                                                                    --------------
                                                                        30,662,306
                                                                    --------------
ELECTRICAL EQUIPMENT -- 1.7%
          168,047  Emerson Electric Co.                                  6,152,201
          470,417  Hubbell, Inc., Class B                               15,373,227
                                                                    --------------
                                                                        21,525,428
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.4%
        1,267,081  Molex, Inc.                                          18,360,004
          734,646  Tyco Electronics Ltd.                                11,908,611
                                                                    --------------
                                                                        30,268,615
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 1.1%
          340,562  Cameron International Corp.(1)                        6,981,521
          143,826  Schlumberger Ltd.                                     6,088,155
                                                                    --------------
                                                                        13,069,676
                                                                    --------------
FOOD & STAPLES RETAILING -- 0.2%
           50,592  Wal-Mart Stores, Inc.                                 2,836,187
                                                                    --------------

------
8

VP Value

Shares                                                                       Value

FOOD PRODUCTS -- 6.5%
          264,469  Campbell Soup Co.                                   $ 7,936,715
        1,432,058  ConAgra Foods, Inc.                                  23,628,957
          207,275  H.J. Heinz Co.                                        7,793,540
           89,773  Kellogg Co.                                           3,936,546
          984,305  Kraft Foods, Inc., Class A                           26,428,589
          480,353  Unilever NV CVA                                      11,639,016
                                                                    --------------
                                                                        81,363,363
                                                                    --------------
GAS UTILITIES -- 1.2%
          221,514  Southwest Gas Corp.                                   5,586,583
          270,173  WGL Holdings, Inc.                                    8,831,955
                                                                    --------------
                                                                        14,418,538
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.1%
          664,339  Beckman Coulter, Inc.                                29,191,055
          637,624  Boston Scientific Corp.(1)                            4,935,210
          108,045  Zimmer Holdings, Inc.(1)                              4,367,179
                                                                    --------------
                                                                        38,493,444
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.4%
          233,906  LifePoint Hospitals, Inc.(1)                          5,342,413
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 2.1%
          451,906  International Speedway Corp., Class A                12,983,260
          832,420  Speedway Motorsports, Inc.                           13,410,286
                                                                    --------------
                                                                        26,393,546
                                                                    --------------
HOUSEHOLD DURABLES -- 0.6%
          193,890  Whirlpool Corp.                                       8,017,351
                                                                    --------------
HOUSEHOLD PRODUCTS -- 3.2%
           32,860  Clorox Co.                                            1,825,702
          644,736  Kimberly-Clark Corp.                                 34,003,377
           68,687  Procter & Gamble Co. (The)                            4,246,230
                                                                    --------------
                                                                        40,075,309
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 4.7%
          113,581  3M Co.                                                6,535,451
        3,221,285  General Electric Co.                                 52,184,817
                                                                    --------------
                                                                        58,720,268
                                                                    --------------
INSURANCE -- 6.5%
          370,155  Allstate Corp. (The)                                 12,126,278
              235  Berkshire Hathaway, Inc., Class A(1)                 22,701,000
          191,686  Chubb Corp.                                           9,775,986
        1,271,534  Marsh & McLennan Cos., Inc.                          30,860,130
          123,796  Travelers Cos., Inc. (The)                            5,595,579
                                                                    --------------
                                                                        81,058,973
                                                                    --------------
IT SERVICES -- 0.3%
           43,246  International Business Machines Corp.                 3,639,583
                                                                    --------------

Shares                                                                       Value

LEISURE EQUIPMENT & PRODUCTS -- 0.2%
          284,561  RC2 Corp.(1)                                        $ 3,036,266
                                                                    --------------
MEDIA -- 0.3%
          150,169  Walt Disney Co. (The)                                 3,407,335
                                                                    --------------
MULTILINE RETAIL -- 0.6%
          223,303  Target Corp.                                          7,710,653
                                                                    --------------
MULTI-UTILITIES -- 2.3%
           87,130  Ameren Corp.                                          2,897,944
          217,890  Puget Energy, Inc.                                    5,941,860
          278,261  Wisconsin Energy Corp.                               11,681,397
          406,413  Xcel Energy, Inc.                                     7,538,961
                                                                    --------------
                                                                        28,060,162
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 14.6%
          143,965  Apache Corp.                                         10,729,711
          724,128  BP plc ADR                                           33,845,743
          202,744  Chevron Corp.                                        14,996,974
           68,116  ConocoPhillips                                        3,528,409
          126,698  Devon Energy Corp.                                    8,325,325
          558,672  Equitable Resources, Inc.                            18,743,446
          876,773  Exxon Mobil Corp.                                    69,992,788
          393,134  Total SA                                             21,432,762
                                                                    --------------
                                                                       181,595,158
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.5%
          204,859  Weyerhaeuser Co.                                      6,270,734
                                                                    --------------
PHARMACEUTICALS -- 9.4%
          402,884  Bristol-Myers Squibb Co.                              9,367,053
          301,632  Eli Lilly & Co.                                      12,146,721
          560,433  Johnson & Johnson                                    33,530,706
          452,496  Merck & Co., Inc.                                    13,755,879
        1,910,478  Pfizer, Inc.                                         33,834,565
          395,077  Wyeth                                                14,819,338
                                                                    --------------
                                                                       117,454,262
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
           24,469  Boston Properties, Inc.                               1,345,795
          195,467  Host Hotels & Resorts, Inc.                           1,479,685
           18,567  Public Storage                                        1,476,077
                                                                    --------------
                                                                         4,301,557
                                                                    --------------
ROAD & RAIL -- 0.1%
          116,439  Heartland Express, Inc.                               1,835,079
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%
          487,090  Applied Materials, Inc.                               4,934,222
          786,806  Intel Corp.                                          11,534,576
          234,038  KLA-Tencor Corp.                                      5,099,688
          589,941  Texas Instruments, Inc.                               9,155,884
                                                                    --------------
                                                                        30,724,370
                                                                    --------------

------
9

VP Value

Shares                                                                       Value

SPECIALTY RETAIL -- 0.9%
          525,853  Lowe's Cos., Inc.                                  $ 11,316,357
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $1,488,485,715)                                                1,240,602,340
                                                                    --------------

Temporary Cash Investments -- 0.3%

            2,734  JPMorgan U.S. Treasury Plus Money Market Fund
                   Agency Shares                                             2,734

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 8.125%,
8/15/19, valued at $3,480,093), in a joint trading account at
0.02%, dated 12/31/08, due 1/2/09 (Delivery value $3,400,004)            3,400,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $3,402,734)                                                        3,402,734
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $1,491,888,449)                                                1,244,005,074
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.2%                                     2,315,339
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,246,320,413
                                                                    ==============

Forward Foreign Currency Exchange Contracts
                                                                          Unrealized
         Contracts to Sell            Settlement Date        Value       Gain (Loss)

       6,432,680  CAD for USD             1/30/09          $ 5,208,648      $ (13,635)

      20,151,202  EUR for USD             1/30/09           27,979,272     (1,868,248)

      18,115,567  GBP for USD             1/30/09           26,027,540       1,742,579

     908,734,580  JPY for USD             1/30/09           10,029,917       (483,749)
                                                           -----------    ------------
                                                           $69,245,377      $(623,053)
                                                           ===========    ============

(Value on Settlement Date $68,622,324)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

CVA = Certificaten Van Aandelen

EUR = Euro

GBP = British Pound

JPY = Japanese Yen

USD = United States Dollar

(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS

Investment securities, at value (cost of $1,491,888,449)            $1,244,005,074

Cash                                                                        94,431

Receivable for investments sold                                          7,999,888

Receivable for forward foreign currency exchange contracts               1,742,579

Receivable for capital shares sold                                         221,707

Dividends and interest receivable                                        3,847,225
                                                                    --------------
                                                                     1,257,910,904
                                                                    --------------

LIABILITIES

Payable for investments purchased                                        6,023,542

Payable for forward foreign currency exchange contracts                  2,365,632

Payable for capital shares redeemed                                      2,159,640

Accrued management fees                                                    950,885

Distribution fees payable                                                   90,792
                                                                    --------------
                                                                        11,590,491
                                                                    --------------

NET ASSETS                                                          $1,246,320,413
                                                                    ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                             $1,858,786,951

Undistributed net investment income                                     40,939,508

Accumulated net realized loss on investment and foreign currency
transactions                                                         (404,898,853)

Net unrealized depreciation on investments and translation of
assets and liabilities in foreign currencies                         (248,507,193)
                                                                    --------------
                                                                    $1,246,320,413
                                                                    ==============

CLASS I, $0.01 PAR VALUE

Net assets                                                            $797,196,418

Shares outstanding                                                     170,294,446

Net asset value per share                                                    $4.68

CLASS II, $0.01 PAR VALUE

Net assets                                                            $442,933,160

Shares outstanding                                                      94,644,580

Net asset value per share                                                    $4.68

CLASS III, $0.01 PAR VALUE

Net assets                                                              $6,190,835

Shares outstanding                                                       1,322,326

Net asset value per share                                                    $4.68

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $346,416)                 $ 57,733,919

Interest                                                                   203,727

Securities lending, net                                                    378,510
                                                                    --------------
                                                                        58,316,156
                                                                    --------------

EXPENSES:

Management fees                                                         15,529,039

Distribution fees -- Class II                                            1,473,680

Directors' fees and expenses                                                64,958

Other expenses                                                              39,388
                                                                    --------------
                                                                        17,107,065
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                            41,209,091
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                              (282,560,472)

Foreign currency transactions                                           14,255,507
                                                                    --------------
                                                                     (268,304,965)
                                                                    --------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                          (284,353,759)

Translation of assets and liabilities in foreign currencies                141,974
                                                                    --------------
                                                                     (284,211,785)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (552,516,750)
                                                                    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(511,307,659)
                                                                    ==============

See Notes to Financial Statements.

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12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007
Increase (Decrease) in Net Assets                            2008             2007

OPERATIONS

Net investment income (loss)                         $ 41,209,091     $ 43,139,269

Net realized gain (loss)                            (268,304,965)      145,356,784

Change in net unrealized appreciation
(depreciation)                                      (284,211,785)    (302,707,867)
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                     (511,307,659)    (114,211,814)
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                             (28,899,596)     (30,308,484)

 Class II                                            (14,084,486)     (12,268,816)

 Class III                                              (203,206)        (257,105)

From net realized gains:

 Class I                                            (153,427,939)    (157,170,511)

 Class II                                            (79,903,650)     (70,106,125)

 Class III                                            (1,078,818)      (1,333,266)
                                                   --------------   --------------
Decrease in net assets from distributions           (277,597,695)    (271,444,307)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                          (210,627,574)    (197,553,143)
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS               (999,532,928)    (583,209,264)

NET ASSETS

Beginning of period                                 2,245,853,341    2,829,062,605
                                                   --------------   --------------
End of period                                     $1,246,320,413    $2,245,853,341
                                                   ==============   ==============

Undistributed net investment income                   $40,939,508      $43,144,237
                                                   ==============   ==============

See Notes to Financial Statements.

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13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth.
Income is a secondary objective. The fund pursues its investment objective by investing primarily in equity securities of companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

------
14

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

------
15

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(260,702,193), which may be used to offset future taxable gains. The capital loss carryovers expire in
2016.

The fund has elected to treat $(27,555,811) and $(51,404) of net capital and foreign currency losses, respectively, incurred in the two-month period ended
December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00% for Class I and
Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class of the fund for the year ended December 31,
2008, was 0.94%, 0.84% and 0.94% for Class I, Class II and Class III,
respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2008, are detailed in the Statement of Operations.

------
16

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2008, were $1,900,513,708 and
$2,331,237,814, respectively.

As of December 31, 2008, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $1,609,144,329
                                                         ===============
Gross tax appreciation of investments                       $ 23,148,992

Gross tax depreciation of investments                      (388,288,247)
                                                         ---------------
Net tax appreciation (depreciation) of investments        $(365,139,255)
                                                         ===============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                     Year ended December 31, 2008    Year ended December 31, 2007
                       Shares          Amount          Shares          Amount

CLASS I/SHARES
AUTHORIZED            650,000,000                     650,000,000
                     ============                    ============

Sold                   10,225,178     $ 56,231,142     10,670,122     $ 87,684,738

Issued in
reinvestment
of
distributions          30,694,871      182,327,535     24,066,623      187,478,995

Redeemed             (67,500,099)    (397,449,335)   (63,539,788)    (518,128,418)
                     ------------   --------------   ------------   --------------
                     (26,580,050)    (158,890,658)   (28,803,043)    (242,964,685)
                     ------------   --------------   ------------   --------------
CLASS II/SHARES
AUTHORIZED            300,000,000                     300,000,000
                     ============                    ============

Sold                    9,012,541       49,647,509     11,779,798       97,228,612

Issued in
reinvestment of
distributions          15,796,325       93,988,136     10,560,890       82,374,941

Redeemed             (32,704,890)    (194,852,954)   (16,067,534)    (129,735,817)
                     ------------   --------------   ------------   --------------
                      (7,896,024)     (51,217,309)      6,273,154       49,867,736
                     ------------   --------------   ------------   --------------
CLASS III/SHARES
AUTHORIZED             50,000,000                      50,000,000
                     ============                    ============

Sold                      481,818        2,666,626        459,047        3,853,234

Issued in
reinvestment of
distributions             215,829        1,282,024        204,155        1,590,371

Redeemed                (765,465)   (4,468,257)(1)    (1,210,980)   (9,899,799)(2)
                     ------------   --------------   ------------   --------------
                         (67,818)        (519,607)      (547,778)      (4,456,194)
                     ------------   --------------   ------------   --------------
Net increase
(decrease)           (34,543,892)   $(210,627,574)   (23,077,667)   $(197,553,143)
                     ============   ==============   ============   ==============

(1) Net redemption fees of $2,549.

(2) Net redemption fees of $4,081.

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17

5. SECURITIES LENDING

As of December 31, 2008, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as a fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities and other financial instruments as of December
31, 2008:

                                                                        Unrealized
                                                                        Gain (Loss)
                                                         Value of        on Other
                                                        Investment       Financial
Valuation Inputs                                        Securities     Instruments*

Level 1 -- Quoted Prices                               $1,184,897,249             --

Level 2 -- Other Significant Observable Inputs             59,107,825     $(623,053)

Level 3 -- Significant Unobservable Inputs                         --             --
                                                       --------------   ------------
                                                       $1,244,005,074     $(623,053)
                                                       ==============   ============

*Includes forward foreign currency exchange contracts.

7. BANK LINE OF CREDIT

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2008.

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18

8. INTERFUND LENDING

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC).
This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund's investment policies and borrowing and lending limits.
The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates.
Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2008, the fund did not utilize the program.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, the fund hereby designates $57,056,117, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2008 as qualified for the corporate dividends received deduction.

The fund hereby designates $137,294,635, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended
December 31, 2008.

The fund hereby designates $97,096,605 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
19

FINANCIAL HIGHLIGHTS
VP Value

Class I
For a Share Outstanding Throughout the Years Ended December 31
                           2008        2007         2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                    $7.47       $8.74        $8.20        $8.75        $7.79
                       --------    --------     --------     --------     --------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(1)                 0.14        0.13         0.13         0.13         0.09

 Net Realized
 and Unrealized
 Gain (Loss)             (1.93)      (0.54)         1.26         0.28         1.01
                       --------    --------     --------     --------     --------
 Total From
 Investment
 Operations              (1.79)      (0.41)         1.39         0.41         1.10
                       --------    --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                  (0.16)      (0.14)       (0.12)       (0.08)       (0.08)

 From Net
 Realized Gains          (0.84)      (0.72)       (0.73)       (0.88)       (0.06)
                       --------    --------     --------     --------     --------
 Total
 Distributions           (1.00)      (0.86)       (0.85)       (0.96)       (0.14)
                       --------    --------     --------     --------     --------
Net Asset Value,
End of Period             $4.68       $7.47        $8.74        $8.20        $8.75
                       ========    ========     ========     ========     ========

TOTAL RETURN(2)        (26.78)%     (5.14)%       18.65%        5.03%       14.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                    0.95%       0.93%        0.93%        0.93%        0.93%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets                2.46%       1.65%        1.58%        1.66%        1.16%

Portfolio
Turnover Rate              111%        152%         132%         133%         139%

Net Assets, End
of Period (in
thousands)             $797,196  $1,470,148   $1,971,620   $2,297,418   $2,248,902

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP Value

Class II
For a Share Outstanding Throughout the Years Ended December 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $7.46      $8.73     $8.19      $8.74      $7.78
                               --------   --------  --------   --------   --------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                  0.14       0.12      0.12       0.12       0.08

 Net Realized and
 Unrealized Gain (Loss)          (1.93)     (0.54)      1.25       0.27       1.01
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.79)     (0.42)      1.37       0.39       1.09
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.15)     (0.13)    (0.10)     (0.06)     (0.07)

 From Net Realized Gains         (0.84)     (0.72)    (0.73)     (0.88)     (0.06)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.99)     (0.85)    (0.83)     (0.94)     (0.13)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $4.68      $7.46     $8.73      $8.19      $8.74
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (26.80)%    (5.31)%    18.46%      4.85%     14.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.10%      1.08%     1.08%      1.08%      1.08%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                2.31%      1.50%     1.43%      1.51%      1.01%

Portfolio Turnover Rate            111%       152%      132%       133%       139%

Net Assets, End of
Period (in thousands)          $442,933   $765,324  $840,512   $648,071   $433,465

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

VP Value

Class III
For a Share Outstanding Throughout the Years Ended December 31
                                      2008        2007        2006        2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $7.47       $8.74       $8.20       $8.75       $7.79
                                  --------    --------    --------    --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                     0.14        0.13        0.13        0.13        0.09

 Net Realized and
 Unrealized Gain (Loss)             (1.93)      (0.54)        1.26        0.28        1.01
                                  --------    --------    --------    --------    --------
 Total From
 Investment Operations              (1.79)      (0.41)        1.39        0.41        1.10
                                  --------    --------    --------    --------    --------
Distributions

 From Net
 Investment Income                  (0.16)      (0.14)      (0.12)      (0.08)      (0.08)

 From Net Realized Gains            (0.84)      (0.72)      (0.73)      (0.88)      (0.06)
                                  --------    --------    --------    --------    --------
 Total Distributions                (1.00)      (0.86)      (0.85)      (0.96)      (0.14)
                                  --------    --------    --------    --------    --------
Net Asset Value,
End of Period                        $4.68       $7.47       $8.74       $8.20       $8.75
                                  ========    ========    ========    ========    ========

TOTAL RETURN(2)                   (26.78)%     (5.14)%      18.65%       5.03%      14.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                0.95%       0.93%       0.93%       0.93%       0.93%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                   2.46%       1.65%       1.58%       1.66%       1.16%

Portfolio Turnover Rate               111%        152%        132%        133%        139%

Net Assets, End of Period
(in thousands)                      $6,191     $10,381     $16,931      $8,750      $6,387

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the "Corporation"),
as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Value Fund, one of the funds constituting American Century Variable
Portfolios, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 10, 2009

------
23

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM) or American Century Global
Investment Management, Inc. (ACGIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
24

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

------
25

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
26

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
27

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LIPPER MULTI-CAP VALUE INDEX is an equally-weighted index of, typically, the 30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market.

The RUSSELL 3000® VALUE INDEX measures the performance of those Russell 3000
Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

------
28

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
29

NOTES

------
30

NOTES

------
31

NOTES

------
32

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . .           1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES . . . .           1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . .           1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0902
CL-ANN-64261

[front cover]

ANNUAL REPORT
DECEMBER 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY VARIABLE PORTFOLIOS

VP VISTA(SM) FUND

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

A HISTORIC MARKET DECLINE

In 2008, the U.S. stock market ended a five-year winning streak in history-making fashion, suffering its worst calendar-year loss since the Great
Depression. The catalysts for this historic decline included a debilitating credit crisis, calamity in the financial sector, and a year-long recession.

The credit environment deteriorated steadily throughout the year, and a deepening liquidity crisis--ignited by the mortgage-market meltdown in
2007--led to an increasingly urgent need for capital at many financial companies. The crisis reached a tipping point in September as a number of venerable financial institutions faced bankruptcy, a federal government bailout, or takeover by a competitor.

The credit crunch exacerbated the weakness in the U.S. economy, which officially entered a recession in December 2007. Escalating job losses pushed the unemployment rate up to a 16-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, contributing to a global economic downturn.

The federal government responded decisively with extraordinary levels of fiscal and monetary assistance--including an unprecedented series of interest rate cuts by the Federal Reserve--to stimulate economic activity and prevent a collapse in the financial system. Other central banks and governments contributed additional stimulus in a globally coordinated effort.

SOWING THE SEEDS OF RECOVERY

Despite the exceptional government intervention, economic and credit conditions continued to worsen throughout the year, triggering a steep stock market decline and a dramatic increase in day-to-day market volatility. As the accompanying table illustrates, the broad equity indices fell by more than 35%
in 2008--their worst performance in more than 70 years.

A market downturn of this magnitude plays the sometimes necessary role of correcting past market misbehavior and eliminating excesses and inefficiencies. The current downturn was years in the making, and it will take time for the financial relief and economic stimulus measures to reach fruition. However, we are confident that the pieces are in place to build the foundation of a sustainable market recovery.

U.S. Stock Index Returns
For the 12 months ended December 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -37.60%
Russell 1000 Value Index              -36.85%
Russell 1000 Growth Index             -38.44%

RUSSELL MIDCAP INDEX                  -41.46%
Russell Midcap Value Index            -38.44%
Russell Midcap Growth Index           -44.32%

RUSSELL 2000 INDEX (SMALL-CAP)        -33.79%
Russell 2000 Value Index              -28.92%
Russell 2000 Growth Index             -38.54%

------
2

PERFORMANCE
VP Vista

Total Returns as of December 31, 2008
                                              Average Annual Returns
                                                            Since      Inception
                                     1 year    5 years    Inception       Date

CLASS I                             -48.62%    -0.43%       1.75%       10/5/01

RUSSELL MIDCAP GROWTH INDEX(1)      -44.32%    -2.33%       1.44%          --

Class II                            -48.71%      --         -2.88%      4/29/05

(1) Data provided by Lipper Inc. -- A Reuters Company. © 2009 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call
1-800-345-6488. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Vista

Growth of $10,000 Over Life of Class

$10,000 investment made October 5, 2001

One-Year Returns Over Life of Class
Periods ended December 31
              2001*     2002      2003     2004     2005    2006     2007      2008

Class I       1.50%    -19.70%   42.21%   15.62%   8.13%    9.01%   39.77%   -48.62%

Russell
Midcap
Growth Index  20.49%   -27.41%   42.71%   15.48%   12.10%  10.66%   11.43%   -44.32%

* From 10/5/01, Class I's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call
1-800-345-6488. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
VP Vista

Portfolio Managers: Glenn Fogle and Brad Eixmann

PERFORMANCE SUMMARY

VP Vista declined -48.62%* for the 12 months ended December 31, 2008, lagging the -44.32% decline of its benchmark, the Russell Midcap Growth Index.

As described on page 2, equity indices delivered negative returns for the reporting period against a backdrop of extreme market volatility, as the effects of the subprime-related credit crunch spread further into the economy, leading to a liquidity crisis. Amid this volatility, VP Vista's management team remained focused on the fundamental business prospects of its portfolio investments.

Within the portfolio, poor stock selection in the information technology and industrials sectors accounted for the bulk of VP Vista's underperformance relative to the benchmark. Holdings in the materials sector and an underweight allocation to the energy sector further trimmed relative returns. Effective stock selection in the consumer discretionary and utilities sectors benefited relative performance.

We allocated a portion of VP Vista's assets to holdings of companies outside of the United States. This allocation detracted from portfolio returns, as international stocks generated weaker returns than the domestic market.

INDUSTRIALS, INFORMATION TECHNOLOGY LAGGED

Within the industrials sector, we maintained a slight overweight position in the aerospace and defense industry. Holdings within this group have contributed significantly to portfolio gains in the past, benefiting from a replacement cycle and expanding orders in global aviation. During the reporting period, this group lost ground amid market volatility and investor nervousness about slowing economic conditions. BE Aerospace, in particular, detracted from performance.

Also in the industrials sector, we maintained an overweight position in the construction and engineering industry. Here, overweight holding Foster
Wheeler, which has been a significant contributor to portfolio returns in past reporting periods, declined on fears that weakening energy prices would reduce engineering and construction activity.

Within the information technology sector, the portfolio suffered from poor stock selection, particularly within the semiconductor industry. Here, the portfolio held a stake in silicon wafer maker LDK Solar, whose share price slid 72% during the reporting period.

Top Ten Holdings as of December 31, 2008
                                    % of net       % of net
                                  assets as of   assets as of
                                    12/31/08        6/30/08

Dollar Tree, Inc.                     3.8%           1.0%
Midcap SPDR Trust Series 1            2.9%            --
ITT Educational
Services, Inc.                        2.7%           0.8%
Medco Health Solutions, Inc.          2.5%           1.8%
Express Scripts, Inc.                 2.2%           1.5%
SBA Communications Corp.,
Class A                               2.2%           2.8%
Quanta Services, Inc.                 2.0%           2.3%
Petrohawk Energy Corp.                1.8%           2.6%
Monsanto Co.                          1.8%           3.0%
Omnicare, Inc.                        1.8%            --

* All fund returns referenced in this commentary are for Class I shares.

------
5

VP Vista

MATERIALS, ENERGY DETRACTED

The materials sector was a source of weak absolute and relative performance.
An overweight stake in the chemicals industry included chemicals company
Intrepid Potash. The company is one of several holdings that have benefited in past reporting periods from secularly higher demand in the fertilizer market, driven by a higher standard of living in emerging markets, a lower availability of farmland, and a greater global focus on biofuels. During the reporting period, though, declining commodity prices curtailed demand for fertilizer.

VP Vista's underweight allocation to the energy sector weighed on relative performance as oil and natural gas prices remained high for much of the reporting period, although energy prices declined sharply in the second half of the year. Within the sector, a stake in oil field services company
Weatherford International detracted from returns as its share price sank 68%.

CONSUMER DISCRETIONARY, UTILITIES HELPED

Effective stock selection in the consumer discretionary sector benefited the portfolio's returns relative to the benchmark. Within the sector, overweight positions in discount retailers such as Dollar Tree, Inc., helped performance.
Companies in this category have benefited from the weak economy, which caused consumers to trade down in their buying habits.

Stock selection within the utilities sector also helped relative performance.
Here, the portfolio held an underweight stake in the independent power producers industry. This helped the portfolio's relative returns as the group declined significantly in the benchmark.

OUTLOOK

VP Vista's investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

We remain confident in our process, despite the current high levels of market volatility. We continue monitoring the market for any meaningful, sustainable changes in sector leadership.

Top Five Industries as of December 31, 2008
                                        % of net       % of net
                                      assets as of   assets as of
                                        12/31/08        6/30/08

Diversified Consumer Services             6.9%           1.9%
Health Care Providers & Services          6.4%           3.3%
Oil, Gas & Consumable Fuels               6.1%           9.9%
Multiline Retail                          5.1%           2.0%
Airlines                                  4.9%            --

Types of Investments in Portfolio
                                       % of net        % of net
                                     assets as of    assets as of
                                       12/31/08        6/30/08

Domestic Common Stocks                  90.9%           84.9%
Foreign Common Stocks(1)                 7.6%           12.9%
TOTAL COMMON STOCKS                     98.5%           97.8%
Cash and Equivalents(2)                  1.5%            2.2%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   Expenses Paid
                    Beginning         Ending       During Period*
                  Account Value   Account Value       7/1/08 -        Annualized
                     7/1/08          12/31/08         12/31/08      Expense Ratio*
ACTUAL

Class I              $1,000          $558.60           $3.96            1.01%

Class II             $1,000          $558.10           $4.54            1.16%

HYPOTHETICAL

Class I              $1,000         $1,020.06          $5.13            1.01%

Class II             $1,000         $1,019.30          $5.89            1.16%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Vista

DECEMBER 31, 2008

Shares                                                                       Value

Common Stocks -- 98.5%

AIR FREIGHT & LOGISTICS -- 0.8%
        6,161  FedEx Corp.                                               $ 395,228
                                                                       -----------
AIRLINES -- 4.9%
       18,110  Alaska Air Group, Inc.(1)                                   529,718
       38,908  AMR Corp.(1)                                                415,148
       21,254  Continental Airlines, Inc., Class B(1)                      383,847
       61,863  Delta Air Lines, Inc.(1)                                    708,950
       62,466  JetBlue Airways Corp.(1)                                    443,509
                                                                       -----------
                                                                         2,481,172
                                                                       -----------
BIOTECHNOLOGY -- 3.2%
       14,572  Alexion Pharmaceuticals, Inc.(1)                            527,361
        7,027  Celgene Corp.(1)                                            388,452
        7,471  Cephalon, Inc.(1)                                           575,566
        6,013  CSL Ltd.                                                    141,988
                                                                       -----------
                                                                         1,633,367
                                                                       -----------
CAPITAL MARKETS -- 3.7%
        2,096  BlackRock, Inc.                                             281,178
       24,213  Charles Schwab Corp. (The)                                  391,524
       18,887  Knight Capital Group, Inc., Class A(1)                      305,025
       15,977  Lazard Ltd., Class A                                        475,156
        9,517  Stifel Financial Corp.(1)                                   436,355
                                                                       -----------
                                                                         1,889,238
                                                                       -----------
CHEMICALS -- 4.2%
        6,298  Intrepid Potash, Inc.(1)                                    130,810
       13,013  Monsanto Co.                                                915,465
        3,284  Mosaic Co. (The)                                            113,626
        8,087  Scotts Miracle-Gro Co. (The), Class A                       240,346
        3,896  Syngenta AG                                                 754,774
                                                                       -----------
                                                                         2,155,021
                                                                       -----------
COMMERCIAL BANKS -- 1.7%
        6,164  Hancock Holding Co.                                         280,215
       19,066  TCF Financial Corp.                                         260,442
        6,189  UMB Financial Corp.                                         304,128
                                                                       -----------
                                                                           844,785
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.6%
       25,119  Waste Connections, Inc.(1)                                  793,007
                                                                       -----------
COMPUTERS & PERIPHERALS -- 0.5%
        9,049  Diebold, Inc.                                               254,186
                                                                       -----------
CONSTRUCTION & ENGINEERING -- 4.5%
       21,563  Aecom Technology Corp.(1)                                   662,631
        2,720  Granite Construction, Inc.                                  119,489

Shares                                                                       Value

        2,426  Jacobs Engineering Group, Inc.(1)                         $ 116,691
       50,501  Quanta Services, Inc.(1)                                    999,920
        9,266  URS Corp.(1)                                                377,775
                                                                       -----------
                                                                         2,276,506
                                                                       -----------
CONTAINERS & PACKAGING -- 2.4%
       45,220  Crown Holdings, Inc.(1)                                     868,224
       15,164  Pactiv Corp.(1)                                             377,280
                                                                       -----------
                                                                         1,245,504
                                                                       -----------
DIVERSIFIED -- 2.9%
       15,339  Midcap SPDR Trust Series 1                                1,490,337
                                                                       -----------
DIVERSIFIED CONSUMER SERVICES -- 6.9%
        8,063  Apollo Group, Inc., Class A(1)                              617,787
       35,604  Corinthian Colleges, Inc.(1)                                582,838
        9,315  DeVry, Inc.                                                 534,774
       17,203  H&R Block, Inc.                                             390,852
       14,360  ITT Educational Services, Inc.(1)                         1,363,913
                                                                       -----------
                                                                         3,490,164
                                                                       -----------
ELECTRICAL EQUIPMENT -- 0.6%
        5,742  Energy Conversion Devices, Inc.(1)                          144,756
        1,060  First Solar, Inc.(1)                                        146,237
                                                                       -----------
                                                                           290,993
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 1.1%
        8,778  CARBO Ceramics, Inc.                                        311,883
        5,745  Smith International, Inc.                                   131,503
       12,254  Weatherford International Ltd.(1)                           132,588
                                                                       -----------
                                                                           575,974
                                                                       -----------
FOOD & STAPLES RETAILING -- 2.8%
       21,648  BJ's Wholesale Club, Inc.(1)                                741,661
       26,284  Kroger Co. (The)                                            694,160
                                                                       -----------
                                                                         1,435,821
                                                                       -----------
FOOD PRODUCTS -- 2.4%
       12,846  Dean Foods Co.(1)                                           230,843
       12,645  H.J. Heinz Co.                                              475,452
        2,916  Kellogg Co.                                                 127,866
        6,460  Ralcorp Holdings, Inc.(1)                                   377,264
                                                                       -----------
                                                                         1,211,425
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.4%
       20,317  Covidien Ltd.                                               736,288
        8,034  Edwards Lifesciences Corp.(1)                               441,468
        9,764  St. Jude Medical, Inc.(1)                                   321,822
        6,731  Varian Medical Systems, Inc.(1)                             235,854
                                                                       -----------
                                                                         1,735,432
                                                                       -----------

------
8

VP Vista

Shares                                                                       Value

HEALTH CARE PROVIDERS & SERVICES -- 6.4%
       20,095  Express Scripts, Inc.(1)                                $ 1,104,823
       30,525  Medco Health Solutions, Inc.(1)                           1,279,303
       32,395  Omnicare, Inc.                                              899,285
                                                                       -----------
                                                                         3,283,411
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
       15,805  Panera Bread Co., Class A(1)                                825,653
                                                                       -----------
HOUSEHOLD DURABLES -- 2.0%
        7,989  KB Home                                                     108,810
        8,822  Leggett & Platt, Inc.                                       134,006
        3,749  M.D.C. Holdings, Inc.                                       113,595
          592  NVR, Inc.(1)                                                270,100
       10,342  Pulte Homes, Inc.                                           113,038
       12,772  Toll Brothers, Inc.(1)                                      273,704
                                                                       -----------
                                                                         1,013,253
                                                                       -----------
INSURANCE -- 4.2%
        5,893  ACE Ltd.                                                    311,858
       16,347  Aon Corp.                                                   746,731
       10,528  Axis Capital Holdings Ltd.                                  306,575
        6,657  PartnerRe Ltd.                                              474,444
        6,065  Travelers Cos., Inc. (The)                                  274,138
                                                                       -----------
                                                                         2,113,746
                                                                       -----------
INTERNET SOFTWARE & SERVICES -- 3.4%
        8,235  Equinix, Inc.(1)                                            438,020
       29,236  Netease.com ADR(1)                                          646,115
       14,079  Sohu.com, Inc.(1)                                           666,500
                                                                       -----------
                                                                         1,750,635
                                                                       -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.7%
       25,248  Thermo Fisher Scientific, Inc.(1)                           860,199
                                                                       -----------
MACHINERY -- 0.7%
       20,465  Briggs & Stratton Corp.                                     359,979
                                                                       -----------
MARINE -- 0.6%
        8,479  Diana Shipping, Inc.                                        108,192
       14,434  Eagle Bulk Shipping, Inc.                                    98,440
        7,474  Genco Shipping & Trading Ltd.                               110,615
                                                                       -----------
                                                                           317,247
                                                                       -----------
MEDIA -- 0.8%
       17,457  DIRECTV Group, Inc. (The)(1)                                399,940
                                                                       -----------
METALS & MINING(2)
          564  Nucor Corp.                                                  26,057
                                                                       -----------
MULTILINE RETAIL -- 5.1%
       45,713  Dollar Tree, Inc.(1)                                      1,910,803
       25,407  Family Dollar Stores, Inc.                                  662,361
                                                                       -----------
                                                                         2,573,164
                                                                       -----------

Shares                                                                       Value

OIL, GAS & CONSUMABLE FUELS -- 6.1%
       12,057  Continental Resources, Inc.(1)                            $ 249,701
        4,635  EOG Resources, Inc.                                         308,598
       59,323  Petrohawk Energy Corp.(1)                                   927,219
       16,540  Plains Exploration & Production Co.(1)                      384,390
        9,537  Range Resources Corp.                                       327,977
       15,583  Southwestern Energy Co.(1)                                  451,440
        5,671  Ultra Petroleum Corp.(1)                                    195,706
        7,101  Whiting Petroleum Corp.(1)                                  237,599
                                                                       -----------
                                                                         3,082,630
                                                                       -----------
PERSONAL PRODUCTS -- 0.5%
        3,894  Chattem, Inc.(1)                                            278,538
                                                                       -----------
PHARMACEUTICALS -- 1.5%
       22,913  Perrigo Co.                                                 740,319
                                                                       -----------
PROFESSIONAL SERVICES -- 0.5%
        5,783  FTI Consulting, Inc.(1)                                     258,384
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.5%
       15,292  Annaly Capital Management, Inc.                             242,684
                                                                       -----------
ROAD & RAIL -- 1.4%
        7,081  CSX Corp.                                                   229,920
        5,280  Norfolk Southern Corp.                                      248,424
        5,231  Union Pacific Corp.                                         250,042
                                                                       -----------
                                                                           728,386
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.3%
       17,358  Altera Corp.                                                290,052
       26,613  Broadcom Corp., Class A(1)                                  451,623
       35,803  Microsemi Corp.(1)                                          452,550
                                                                       -----------
                                                                         1,194,225
                                                                       -----------
SOFTWARE -- 3.7%
       39,293  Activision Blizzard, Inc.(1)                                339,492
       10,257  Cerner Corp.(1)                                             394,382
       15,439  McAfee, Inc.(1)                                             533,726
       19,331  Quest Software, Inc.(1)                                     243,377
       27,765  Symantec Corp.(1)                                           375,383
                                                                       -----------
                                                                         1,886,360
                                                                       -----------
SPECIALTY RETAIL -- 2.6%
       15,361  Children's Place Retail Stores, Inc. (The)(1)               333,027
        8,901  PetSmart, Inc.                                              164,223
       19,084  Ross Stores, Inc.                                           567,367
       12,124  TJX Cos., Inc. (The)                                        249,391
                                                                       -----------
                                                                         1,314,008
                                                                       -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
       13,536  Carter's, Inc.(1)                                           260,703
                                                                       -----------

------
9

VP Vista

Shares                                                                       Value

THRIFTS & MORTGAGE FINANCE -- 0.8%
       24,840  Hudson City Bancorp, Inc.                                 $ 396,446
                                                                       -----------
WATER UTILITIES -- 0.8%
       19,419  Aqua America, Inc.                                          399,837
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 3.2%
       18,492  American Tower Corp., Class A(1)                            542,186
       67,435  SBA Communications Corp., Class A(1)                      1,100,539
                                                                       -----------
                                                                         1,642,725
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $54,310,473)                                                      50,146,689
                                                                       -----------

Shares                                                                       Value

Temporary Cash Investments -- 1.7%

       74,742  JPMorgan U.S. Treasury Plus Money Market Fund Agency
               Shares                                                     $ 74,742

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 8.125%,
8/15/19, valued at $818,845), in a joint trading account at 0.02%,
dated 12/31/08, due 1/2/09 (Delivery value $800,001)                       800,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $874,742)                                                            874,742
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 100.2%
(Cost $55,185,215)                                                      51,021,431
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (0.2)%                                   (103,328)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $50,918,103
                                                                       ===========

Forward Foreign Currency Exchange Contracts

   Contracts to Sell      Settlement Date     Value    Unrealized Gain (Loss)

   150,310  AUD for USD       1/30/09       $104,496          $(10,755)

   692,163  CHF for USD       1/30/09        650,468          (61,185)
                                            --------          ---------
                                            $754,964          $(71,940)
                                            ========          =========

(Value on Settlement Date $683,024)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CHF = Swiss Franc

SPDR = Standard & Poor's Depositary Receipts

USD = United States Dollar

(1) Non-income producing.

(2) Industry is less than 0.05% of total net assets.

Industry classifications are unaudited.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS

Investment securities, at value (cost of $55,185,215)                  $51,021,431

Foreign currency holdings, at value (cost of $6,283)                         6,283

Receivable for capital shares sold                                          52,508

Dividends and interest receivable                                           62,508
                                                                      ------------
                                                                        51,142,730
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                              40,687

Payable for forward foreign currency exchange contracts                     71,940

Payable for capital shares redeemed                                         68,344

Accrued management fees                                                     40,973

Distribution fees payable                                                    2,683
                                                                      ------------
                                                                           224,627
                                                                      ------------

NET ASSETS                                                             $50,918,103
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $ 81,014,902

Undistributed net investment income                                         27,076

Accumulated net realized loss on investment and foreign currency
transactions                                                          (25,888,151)

Net unrealized depreciation on investments and translation of
assets and liabilities in foreign currencies                           (4,235,724)
                                                                      ------------
                                                                      $ 50,918,103
                                                                      ============

CLASS I, $0.01 PAR VALUE

Net assets                                                             $37,824,368

Shares outstanding                                                       3,512,670

Net asset value per share                                                   $10.77

CLASS II, $0.01 PAR VALUE

Net assets                                                             $13,093,735

Shares outstanding                                                       1,222,516

Net asset value per share                                                   $10.71

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $9,758)                      $ 450,999

Interest                                                                    40,265
                                                                     -------------
                                                                           491,264
                                                                     -------------

EXPENSES:

Management fees                                                            944,887

Distribution fees -- Class II                                               62,285

Directors' fees and expenses                                                 3,581

Other expenses                                                               3,770
                                                                     -------------
                                                                         1,014,523
                                                                     -------------

NET INVESTMENT INCOME (LOSS)                                             (523,259)
                                                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                               (24,034,803)

Foreign currency transactions                                              133,380
                                                                     -------------
                                                                      (23,901,423)
                                                                     -------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                           (37,454,410)

Translation of assets and liabilities in foreign currencies                (9,884)
                                                                     -------------
                                                                      (37,464,294)
                                                                     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               (61,365,717)
                                                                     -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(61,888,976)
                                                                     =============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2008 AND DECEMBER 31, 2007

Increase (Decrease) in Net Assets                         2008           2007

OPERATIONS

Net investment income (loss)                            $ (523,259)    $ (516,898)

Net realized gain (loss)                               (23,901,423)      5,202,610

Change in net unrealized appreciation
(depreciation)                                         (37,464,294)     25,583,041
                                                       ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                        (61,888,976)     30,268,753
                                                       ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:

 Class I                                                (3,694,027)             --

 Class II                                               (1,226,895)             --
                                                       ------------   ------------
Decrease in net assets from distributions               (4,920,922)             --
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                     (24,897,290)     49,070,963
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                  (91,707,188)     79,339,716

NET ASSETS

Beginning of period                                     142,625,291     63,285,575
                                                       ------------   ------------
End of period                                          $ 50,918,103   $142,625,291
                                                       ============   ============

Undistributed net investment income                         $27,076        $41,264
                                                      ============   ============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing in medium-sized and smaller companies that the investment advisor believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

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14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2008, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(16,248,479), which may be used to offset future taxable gains. The capital loss carryovers expire in 2016.

The fund has elected to treat $(7,769,438) and $(44,864) of net capital and foreign currency losses, respectively, incurred in the two-month period ended
December 31, 2008, as having been incurred in the following fiscal year for federal income tax purposes.

------
15

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the year ended
December 31, 2008, was 1.00% and 0.90% for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2008, were $195,483,343 and
$219,033,103, respectively.

As of December 31, 2008, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $57,055,448
                                                         ============
Gross tax appreciation of investments                     $ 2,500,189

Gross tax depreciation of investments                     (8,534,206)
                                                         ------------
Net tax appreciation (depreciation) of investments       $(6,034,017)
                                                         ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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16

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                  Year ended                   Year ended
                              December 31, 2008             December 31, 2007
                            Shares         Amount         Shares        Amount
CLASS I/SHARES
AUTHORIZED                 50,000,000                    50,000,000
                          ===========                   ===========
Sold                        2,132,129    $ 38,577,369     5,330,098   $103,272,469

Issued in reinvestment
of distributions              214,769       3,694,027            --             --

Redeemed                  (3,566,374)    (58,915,781)   (4,428,334)   (85,490,653)
                          -----------   -------------   -----------   ------------
                          (1,219,476)    (16,644,385)       901,764     17,781,816
                          -----------   -------------   -----------   ------------
CLASS II/SHARES
AUTHORIZED                 50,000,000                    50,000,000
                          ===========                   ===========
Sold                          721,261      13,331,860     1,815,989     36,157,145

Issued in reinvestment
of distributions               71,623       1,226,895            --             --

Redeemed                  (1,326,473)    (22,811,660)     (250,153)    (4,867,998)
                          -----------   -------------   -----------   ------------
                            (533,589)     (8,252,905)     1,565,836     31,289,147
                          -----------   -------------   -----------   ------------
Net increase (decrease)   (1,753,065)   $(24,897,290)     2,467,600   $ 49,070,963
                          ===========   =============   ===========   ============

5. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as a fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities and other financial instruments as of
December 31, 2008:

                                    Value of
                                   Investment         Unrealized Gain (Loss) on
Valuation Inputs                   Securities        Other Financial Instruments*

Level 1 -- Quoted Prices               $49,324,669                              --

Level 2 -- Other Significant
Observable Inputs                        1,696,762                       $(71,940)

Level 3 -- Significant
Unobservable Inputs                             --                              --
                                       -----------                       ---------
                                       $51,021,431                       $(71,940)
                                       ===========                       =========

* Includes forward foreign currency exchange contracts.

6. BANK LINE OF CREDIT

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2008.

------
17

7. INTERFUND LENDING

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC).
This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund's investment policies and borrowing and lending limits.
The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates.
Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2008, the fund did not utilize the program.

8. RISK FACTORS

The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, the fund hereby designates $125,581, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2008 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,345,186, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended December 31,
2008.

The fund hereby designates $575,736 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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18

FINANCIAL HIGHLIGHTS
VP Vista

Class I
For a Share Outstanding Throughout the Years Ended December 31
                                      2008       2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                              $22.00     $15.74    $14.49   $13.40    $11.59
                                   -------     ------    ------   ------    ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                          (0.08)     (0.09)    (0.05)   (0.05)    (0.01)

 Net Realized and
 Unrealized Gain (Loss)            (10.30)       6.35      1.35     1.14      1.82
                                   -------     ------    ------   ------    ------
 Total From Investment
 Operations                        (10.38)       6.26      1.30     1.09      1.81
                                   -------     ------    ------   ------    ------
Distributions

 From Net Realized Gains            (0.85)         --    (0.05)       --        --
                                   -------     ------    ------   ------    ------
Net Asset Value, End of Period      $10.77     $22.00    $15.74   $14.49    $13.40
                                   =======     ======    ======   ======    ======

TOTAL RETURN(2)                   (48.62)%     39.77%     9.01%    8.13%    15.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                   1.01%      1.01%     1.00%    1.01%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets       (0.50)%    (0.51)%   (0.31)%  (0.40)%   (0.05)%

Portfolio Turnover Rate               203%       147%      215%     276%      252%

Net Assets, End of Period (in
thousands)                         $37,824   $104,126   $60,297  $16,863    $9,612

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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19

VP Vista

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                              2008     2007      2006      2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period        $21.92   $15.71    $14.48       $12.56
                                           -------   ------    ------       ------
Income From Investment Operations

 Net Investment Income (Loss)(2)            (0.11)   (0.15)    (0.07)       (0.05)

 Net Realized and Unrealized Gain
 (Loss)                                    (10.25)     6.36      1.35         1.97
                                           -------   ------    ------       ------
 Total From Investment Operations          (10.36)     6.21      1.28         1.92
                                           -------   ------    ------       ------
Distributions

 From Net Realized Gains                    (0.85)       --    (0.05)           --
                                           -------   ------    ------       ------
Net Asset Value, End of Period              $10.71   $21.92    $15.71       $14.48
                                           =======   ======    ======       ======

TOTAL RETURN(3)                           (48.71)%   39.53%     8.88%       15.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   1.16%    1.16%     1.15%     1.16%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                      (0.65)%  (0.66)%   (0.46)%   (0.55)%(4)

Portfolio Turnover Rate                       203%     147%      215%      276%(5)

Net Assets, End of Period (in
thousands)                                 $13,094  $38,499    $2,988       $1,250

(1) April 29, 2005 (commencement of sale) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for the periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

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20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Vista Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the "Corporation"),
as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Vista Fund, one of the funds constituting American Century Variable
Portfolios, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 10, 2009

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21

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM) or American Century Global
Investment Management, Inc. (ACGIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman
(since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
22

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

------
23

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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24

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

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25

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
26

NOTES

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27

NOTES

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28

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .        1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES. . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0902
CL-ANN-64265

ITEM 2. CODE OF ETHICS.

(a)       The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)       No response required.

(c)       None.

(d)       None.

(e)       Not applicable.

(f)       The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    John  R.  Whitten,  Thomas  A.  Brown  and  Gale  E.  Sayers  are  the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

         FY 2007:  $157,348
         FY 2008:  $164,383

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2007:  $0
         FY 2008:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2007:  $0
         FY 2008:  $0

(c)      Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2007:  $1,691*
         FY 2008:  $0

         *These services included review of federal excise tax provisions related to fiscal year end 2006, which were billed in 2007.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2007:  $0
         FY 2008:  $0

(d)      All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2007:  $0
         FY 2008:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2007:  $0
         FY 2008:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

         FY 2007:  $158,554
         FY 2008:  $ 93,552

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)       The  schedule  of  investments  is  included  as part of the report to stockholders filed under Item 1 of this Form.

(b)       Not applicable.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    February 17, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President
                 (principal executive officer)

Date:    February 17, 2009

By:      /s/  Robert J. Leach
         ---------------------------------------
         Name:   Robert J. Leach
         Title:  Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    February 17, 2009